                                                                  Exhibit 10.2.3

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                                                          Execution Copy

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                                 TRUST INDENTURE

                                     BETWEEN

                         NEW YORK STATE ENERGY RESEARCH
                            AND DEVELOPMENT AUTHORITY

                                       AND

                              THE BANK OF NEW YORK,
                                   as Trustee

                            Dated as of June 1, 2001

                                  -relating to-

               $224,600,000 Facilities Revenue Bonds, Series 2001A
             (Consolidated Edison Company of New York, Inc. Project)

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                    ARTICLE I

                     DEFINITIONS; COMPUTATIONS; CERTIFICATES
                  AND OPINIONS; EVIDENCE OF ACTION BY AUTHORITY

SECTION 1.01.     Definitions of Specific Terms ............................ I-1
SECTION 1.02.     Definitions of General Terms ............................ I-26

                                   ARTICLE II

                             AUTHORIZATION OF BONDS

SECTION 2.01.     Limitation on Issuance of Bonds ......................... II-1
SECTION 2.02.     Authorization of Bonds .................................. II-1
SECTION 2.03.     Global Form; Securities Depository ...................... II-2
SECTION 2.04.     Limitations on Transfer ................................. II-4
SECTION 2.05.     Application of Bond Proceeds ............................ II-5
SECTION 2.06.     Delivery of the Bonds ................................... II-5

                                   ARTICLE III

                                INTEREST ON BONDS

SECTION 3.01.     Interest on Bonds-General .............................. III-1
SECTION 3.02.     Commercial Paper Rate .................................. III-4
SECTION 3.03.     Auction Rate Period - Auction Rate: Auction Period -
                    General .............................................. III-5
SECTION 3.04.     Auction Rate Period - Auction Rate Bonds: Change of
                    Auction Period by Authority .......................... III-5
SECTION 3.05.     Auction Rate Period - Auction Rate Bonds: Change of
                    Auction Date by Remarketing Agent .................... III-7
SECTION 3.06.     Auction Rate Period - Auction Rate Bonds: Orders by
                    Beneficial Owners and Potential Beneficial Owners .... III-7
SECTION 3.07.     Auction Rate Period - Auction Rate Bonds: Submission of
                    Orders by Broker-Dealers to Auction Agent ............ III-9
SECTION 3.08.     Auction Rate Period - Auction Rate Bonds: Determination
                    of Sufficient Clearing Bids, Winning Bid Rate and
                    Auction Rate ........................................ III-12
SECTION 3.09.     Auction Rate Period - Auction Rate Bonds: Acceptance
                    and Rejection of Submitted Bids and Submitted Sell
                    Orders and Allocation of Auction Rate Bonds ......... III-13


                                       (i)

SECTION 3.10.     Auction Rate Period - Auction Rate Bonds: Adjustment
                    in Percentage ....................................... III-16

                                   ARTICLE IV

                        CHANGES IN THE INTEREST RATE MODE

SECTION 4.01.     Optional Conversion to an Adjustable Rate by Authority .. IV-1
SECTION 4.02.     Optional Conversion to a Fixed Rate ..................... IV-3
SECTION 4.03.     Conversion Generally .................................... IV-5

                                    ARTICLE V

                        REDEMPTION AND PURCHASE OF BONDS

SECTION 5.01.     Optional Redemption ...................................... V-1
SECTION 5.02.     [Reserved] ............................................... V-2
SECTION 5.03.     Tender for and Purchase upon Election of Holder .......... V-2
SECTION 5.04.     Mandatory Tender for Purchase upon Change in the
                    Interest Rate Mode or on Business Day Following Certain
                    Calculation Periods .................................... V-3
SECTION 5.05.     Extraordinary Optional Redemption ........................ V-4
SECTION 5.06.     Special Tax Redemption Provisions ........................ V-4
SECTION 5.07.     Redemption at Demand of the State ........................ V-6
SECTION 5.08.     Mandatory Tender for Purchase Upon Expiration of any
                    Support  Facility or Upon Delivery of an Alternate
                    Support Facility ....................................... V-6
SECTION 5.09.     Mandatory Tender Upon Occurrence of any Terminating
                  Event .................................................... V-7
SECTION 5.10.     General Provisions Applicable to Mandatory and Optional
                    Tenders for Purchase of Bonds .......................... V-7
SECTION 5.11.     Selection of Bonds to be Redeemed ........................ V-8
SECTION 5.12.     Notice of Redemption ..................................... V-9
SECTION 5.13.     Bonds purchased for account of Liquidity Facility
                    Issuer ................................................ V-10
SECTION 5.14.     Effect of Redemption .................................... V-10
SECTION 5.15.     Cancellation of Redeemed Bonds .......................... V-11

                                   ARTICLE VI

                                SUPPORT FACILITY

SECTION 6.01.     Support Facility - General .............................. VI-1
SECTION 6.02.     Alternate Support Facility .............................. VI-1
SECTION 6.03.     Trustee not Responsible for Enforcement of Support
                    Facility .............................................. VI-2


                                      (ii)

                                   ARTICLE VII

                      GENERAL TERMS AND PROVISIONS OF BONDS

SECTION 7.01.     Execution and Authentication of Bonds .................. VII-1
SECTION 7.02.     Books of Registry ...................................... VII-1
SECTION 7.03.     Transfer, Registration and Exchange of Bonds ........... VII-1
SECTION 7.04.     Mutilated, Lost, Stolen, or Destroyed Bonds ............ VII-2
SECTION 7.05.     Temporary Bonds ........................................ VII-3
SECTION 7.06.     Disposition of Bonds ................................... VII-4

                                  ARTICLE VIII

                        ESTABLISHMENT OF THE PROJECT FUND

SECTION 8.01.     Project Fund .......................................... VIII-1

                                   ARTICLE IX

                     CREATION OF SPECIAL FUNDS AND ACCOUNTS;
                     APPLICATION AND INVESTMENT OF REVENUES

SECTION 9.01.     Creation of Funds and Accounts .......................... IX-1
SECTION 9.02.     Deposit of Note Payments ................................ IX-1
SECTION 9.03.     Application of Monies in the Bond Fund .................. IX-3
SECTION 9.04      Investment of Funds ..................................... IX-5

                                    ARTICLE X

                      PARTICULAR COVENANTS OF THE AUTHORITY

SECTION 10.01.    Payment of Principal of and Interest and Redemption
                    Premium on Bonds ....................................... X-1
SECTION 10.02.    Performance of Covenants ................................. X-1
SECTION 10.03.    Further Instruments ...................................... X-1
SECTION 10.04.    Inspection of Project Books .............................. X-1
SECTION 10.05.    No Extension of Time of Payment of Interest .............. X-1
SECTION 10.06.    Trustee's, Auction Agent's, Remarketing Agent's,
                    Broker-Dealers' Registrar and Paying Agent's and
                    Indexing Agent's Fees, Charges and Expenses ............ X-1
SECTION 10.07.    Agreement of the State of New York ....................... X-2


                                      (iii)

SECTION 10.08.    Recording and Filing ..................................... X-2
SECTION 10.09.    Rights Under the Participation Agreement and the Note .... X-2

                                   ARTICLE XI

                     CONCERNING THE TRUSTEE; APPOINTMENT OF
                 REGISTRAR AND PAYING AGENT, REMARKETING AGENT,
                        AUCTION AGENT AND INDEXING AGENT

SECTION 11.01.    Appointment of Trustee .................................. XI-1
SECTION 11.02.    Indemnification of Trustee as Condition for Remedial
                    Action ................................................ XI-1
SECTION 11.03.    Trustee Not Liable for Failure of the Authority or
                    Company to Act ........................................ XI-1
SECTION 11.04.    Certain Duties and Responsibilities of the Trustee ...... XI-2
SECTION 11.05.    Limitations on Obligations and Responsibilities of
                    Trustee ............................................... XI-4
SECTION 11.06.    Compensation and Indemnification of Trustee ............. XI-4
SECTION 11.07.    Statements from Trustee ................................. XI-4
SECTION 11.08.    Notice of Default ....................................... XI-5
SECTION 11.09.    Trustee May Deal in Bonds ............................... XI-5
SECTION 11.10.    Trustee Not Responsible For Recitals .................... XI-5
SECTION 11.11.    Qualification of the Trustee ............................ XI-5
SECTION 11.12.    Resignation and Removal of Trustee ...................... XI-6
SECTION 11.13.    Successor Trustee ....................................... XI-7
SECTION 11.14.    Appointment of Remarketing Agent ........................ XI-7
SECTION 11.15.    Appointment of Registrar and Paying Agent ............... XI-8
SECTION 11.16.    General Provisions Regarding Registrar and Paying
                    Agent ................................................. XI-8
SECTION 11.17.    Payment of Registrar and Paying Agent;
                    Indemnification ....................................... XI-9
SECTION 11.18.    Registrar and Paying Agent's Performance; Duty of
                    Care .................................................. XI-9
SECTION 11.19.    Qualifications of Registrar and Paying Agent ........... XI-10
SECTION 11.20.    Resignation or Removal of Registrar and Paying Agent
                    and Successor to Registrar and Paying Agent;
                    Termination of Registrar and Paying Agent's
                    Obligations .......................................... XI-10
SECTION 11.21.    Appointment of Auction Agent; Qualifications of Auction
                    Agent, Resignation; Removal .......................... XI-11
SECTION 11.22.    Appointment of Broker-Dealers .......................... XI-11
SECTION 11.23.    Appointment of Additional Paying Agents; Each Paying
                    Agent to Hold Money in Trust ......................... XI-11
SECTION 11.24.    Appointment and Duties of Indexing Agents .............. XI-11
SECTION 11.25.    Qualifications of Indexing Agents ...................... XI-12

                                   ARTICLE XII

                        EVENTS OF DEFAULT; REMEDIES UPON
                               OCCURRENCE THEREOF


                                      (iv)

SECTION 12.01.    Events of Default ...................................... XII-1
SECTION 12.02.    Notice to Holders and Others Upon Occurrence of an
                    Event of Default or a Failure to Deposit ............. XII-2
SECTION 12.03.    Declaration of Principal and Interest As Due ........... XII-2
SECTION 12.04.    Action by Trustee Upon Occurrence of Event of
                    Default .............................................. XII-3
SECTION 12.05.    Powers of Trustee With Respect to Participation
                    Agreement and Other Agreements ....................... XII-4
SECTION 12.06.    Disposition of Monies in Event of Insufficiencies
                    in Funds and Accounts ................................ XII-5
SECTION 12.07.    Effect of Delay or Omission; Waiver of Default;
                    Direction of Remedial Proceedings by the Holders ..... XII-7
SECTION 12.08.    Suits or Actions by Holders; Any Holder May Enforce
                    Overdue Payment of His or Her Bond or Interest
                    Thereon .............................................. XII-7
SECTION 12.09.    Remedies Not Exclusive ................................. XII-8
SECTION 12.10.    Effect of Abandonment of Proceedings on Default ........ XII-8
SECTION 12.11.    Interest on Overdue Amounts ............................ XII-8

                                  ARTICLE XIII

                   EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                     OWNERSHIP OF BONDS; EXCLUSION OF BONDS
                      OWNED BY THE AUTHORITY OR THE COMPANY

SECTION 13.01.    Execution of Requests, Directions and Consents and
                    Other Instruments and Proof of Same; Ownership of
                    Bonds and Proof of Same ............................. XIII-1
SECTION 13.02.    Meetings of Holders ................................... XIII-2
SECTION 13.03.    Exclusion of Bonds Held by or for the Authority, the
                    Company and of Bonds No Longer Deemed Outstanding
                    Hereunder ........................................... XIII-3

                                   ARTICLE XIV

                    AMENDING AND SUPPLEMENTING THE INDENTURE,
             THE PARTICIPATION AGREEMENT, THE REMARKETING AGREEMENT,
               AUCTION AGENCY AGREEMENT, BROKER-DEALER AGREEMENTS,
                          BOND PURCHASE TRUST AGREEMENT

SECTION 14.01.    Amending and Supplementing Indenture Without Consent
                    of Holders ........................................... XIV-1
SECTION 14.02.    Amending and Supplementing Indenture with Consent of
                    Holders .............................................. XIV-2
SECTION 14.03.    Notation upon Bonds; New Bonds Issued upon
                    Amendments ........................................... XIV-3
SECTION 14.04.    Effectiveness of Supplemental Indentures ............... XIV-3
SECTION 14.05.    Supplemental Indenture Affecting Support Facility
                    Provider ............................................. XIV-4


                                       (v)

SECTION 14.06.    Supplemental Participation Agreements Not Requiring
                    the Consent of the Holders ........................... XIV-4
SECTION 14.07.    Notice and Consent for Supplemental Participation
                    Agreements Requiring the Consent of the Holders ...... XIV-4
SECTION 14.08.    Effectiveness of Supplemental Participation
                    Agreement ............................................ XIV-5
SECTION 14.09.    Amending and Supplementing the Remarketing Agreement,
                    Auction Agency Agreement, Broker-Dealer Agreements
                    or Bond Purchase Trust Agreement ..................... XIV-6

                                   ARTICLE XV

                     DEFEASANCE; MONEYS HELD FOR PAYMENT OF
                                 DEFEASED BONDS

SECTION 15.01.    Discharge of Liens and Pledges; Bonds No Longer Deemed
                    to be Outstanding Hereunder ........................... XV-1
SECTION 15.02.    Release of Indenture, Termination of Right, Title and
                    Interest of Trustee ................................... XV-2
SECTION 15.03.    Bonds Not Presented for Payment When Due; Monies Held
                    for the Bonds after Due Date of Bonds ................. XV-2

                                   ARTICLE XVI

                                  FORM OF BONDS
                    AND ENDORSEMENT AND ASSIGNMENT PROVISIONS

SECTION 16.01.    Form of Bonds and Endorsement and Assignment
                    Provisions ........................................... XVI-1

                                  ARTICLE XVII

                                  MISCELLANEOUS

SECTION 17.01.    Benefits of Indenture Limited to Authority, Company,
                    Trustee, Registrar and Paying Agent and Auction Agent
                    and Holders of the Bonds ............................ XVII-1
SECTION 17.02.    Indenture a Contract; Indenture Binding Upon Successors
                    or Assigns of the Authority ......................... XVII-1
SECTION 17.03.    Notice to Holders of Bonds ............................ XVII-1
SECTION 17.04.    Waiver of Notice ...................................... XVII-1
SECTION 17.05.    Effect of Saturdays, Sundays and Non-Business Days .... XVII-2
SECTION 17.06.    Partial Invalidity .................................... XVII-2
SECTION 17.07.    Law and Place of Enforcement of Indenture ............. XVII-2
SECTION 17.08.    Requests, Approvals and Directions of Authority ....... XVII-2


                                      (vi)

SECTION 17.09.    Notices, Demands; Requests ............................ XVII-2
SECTION 17.10.    Effect of Article and Section Headings and Table of
                    Contents ............................................ XVII-4
SECTION 17.11.    Indenture May be Executed in Counterparts;
                    Effectiveness of Indenture .......................... XVII-4
SECTION 17.12.    Liability of Authority Limited to Revenues ............ XVII-4
SECTION 17.13     Waiver of Personal Liability .......................... XVII-4

APPENDIX A        Form of Bonds ............................................ A-1

EXHIBIT A         Notice of Change in the Interest Rate Mode ............. A-1-1
EXHIBIT B         Certificate Pursuant to Section 4.01.3(a)(ii) or
                    4.02.3(a)(ii) of the Indenture ......................... B-1
EXHIBIT C         Certificate Pursuant to Section 4.01.3(b) or
                    4.02.3(b)(ii) of the Indenture ......................... C-1
EXHIBIT D         Notice of Failure of Conditions .......................... D-1
EXHIBIT E         Notice of Election to Tender ............................. E-1
EXHIBIT F         Notice of Mandatory Tender upon Expiration, Termination,
                    or Substitution of Support Facility .................... F-1


                                      (vii)

            THIS TRUST INDENTURE, made and dated as of the first day of June 1, 2001, by and between New York State Energy Research and Development Authority (the "Authority"), a body corporate and politic, constituting a public benefit corporation, and The Bank of New York, as trustee (the "Trustee"), a corporation organized and existing under and by virtue of the laws of the State of New York with its principal corporate trust office located in The City of New York.

                          W I T N E S S E T H T H A T:

            WHEREAS, pursuant to special act of the Legislature of the State of New York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the Authority has been established as a body corporate and politic, constituting a public benefit corporation; and

            WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the construction of facilities to be used for the furnishing of electric energy to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources and aesthetics; and

            WHEREAS, pursuant to the Act, the Authority has also been empowered to extend credit and make loans from bond and note proceeds to any person for the construction, acquisition and installation of, or for the reimbursement to any person for costs not limited to, any land, works, system, building or other improvement, and all real and personal properties of any nature or any interest in any of them which are suitable for or related to the furnishing, generation or production of energy or the conversion of oil-burning facilities to alternate fuel; and

            WHEREAS, the Authority is also authorized under the Act to borrow money and issue its negotiable bonds and notes to provide sufficient monies for achieving its corporate purposes including the refunding of outstanding obligations of the Authority; and

            WHEREAS, the Authority is also authorized under the Act to enter into any contracts and to execute all instruments necessary or convenient for the exercise of its corporate powers and the fulfillment of its corporate purposes; and

            WHEREAS, contemporaneously with the execution hereof, Consolidated Edison Company of New York, Inc. (the "Company") and the Authority have entered into a Participation Agreement of even date herewith (herein referred to as the "Participation Agreement"), providing for the refunding of 7 1/2% Electric Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company of New York, Inc. Project) and 6 3/4% Facilities Revenue Bonds, Series 1992 A (Consolidated Edison Company of New York, Inc. Project) (collectively, the "Prior Bonds") of the Authority which were issued to finance the acquisition, construction and installation of certain additional facilities for the furnishing of electric energy within the Company's service area and as part of such participation, that the Authority issue bonds pursuant to the Act to provide funds to refund the Prior Bonds; and

            WHEREAS, the Participation Agreement provides that the Authority will issue its bonds and make the proceeds of such bonds available to the Company to refund the Prior Bonds; and

            WHEREAS, simultaneously with the issuance and delivery of such bonds, the Company will execute and deliver a promissory note dated the date of issuance of such bonds (the "Note") as evidence of its obligation to make payments required by the Participation Agreement; and

            WHEREAS, pursuant to Resolution No. 979 adopted January 22, 2001, the Authority has determined to issue its Facilities Revenue Bonds, Series 2001A (Consolidated Edison Company of New York, Inc. Project) in an aggregate amount not exceeding $228,150,000 (the "Bonds") for the purpose of paying a portion of the redemption price of the Prior Bonds; and

            WHEREAS, all acts, conditions and things necessary or required by the Constitution and statutes of the State of New York, or otherwise, to exist, happen, and be performed as prerequisites to the passage of this Indenture, do exist, have happened, and have been performed; and

            WHEREAS, the Trustee has accepted the trusts created by this Trust Indenture and in evidence thereof has joined in the execution hereof;

            NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

            That in order to declare the terms and conditions upon which the Bonds are authenticated, issued and delivered, and in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders thereof, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and effect and the performance and observance by the Authority of all covenants, agreements and conditions herein and in the Bonds contained, the Authority has acknowledged, executed, signed and delivered this Indenture and hereby assigns, confirms, pledges with and sets over and entrusts to the Trustee hereunder, its successors in trust and assigns, subject to the provisions of this Indenture (the following being called the "Trust Estate"): (1) the Revenues (as hereinafter defined); (2) the Participation Agreement and the Note and all rights, remedies and interest of the Authority under the Participation Agreement and the Note, and any other agreement relating to the Project (exclusive of the Authority's rights with respect to (a) administrative compensation, attorney's fees and indemnification,
(b) the receipt of notices, opinions, reports, copies of instruments and other items of a similar nature required to be delivered to the Authority under the Participation Agreement, (c) granting approvals and consents and making determinations when required under the Participation Agreement, (d) making requests for information and inspections in accordance with the Participation Agreement, (e) Article III and Sections 4.02(f), 4.14 and 5.08 of the Participation Agreement and, insofar as the obligations of the Company under
Section 4.12 relate to taxes and assessments imposed upon the Authority and not the Trustee, Section 4.12 thereof, and (f) the right to amend the Participation Agreement); (3) the Tax Regulatory Agreement, and all rights, remedies and interest of the Authority thereunder, subject to the provisions of the Tax Regulatory Agreement relating to the amendment thereof and to a reservation by the Authority of the right to enforce the obligations of the

Company thereunder independently of the Trustee; (4) all other monies, rights and properties held by the Trustee or other depositary under this Indenture including, but only for the benefit of the persons specified herein, the proceeds of any draw, borrowing or payment under any Credit Facility (as hereinafter defined), and the securities (and the interest, income and profits therefrom) in which such monies may from time to time be invested (exclusive of the proceeds of a Liquidity Facility (as hereinafter defined) or the Project Fund (as hereinafter defined)); and (5) any and all other real or personal property of every nature from time to time hereafter by delivery or by writing of any kind specially mortgaged, pledged, or hypothecated, as and for additional security hereunder, by the Company in favor of the Trustee or the Authority which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

            TO HAVE AND TO HOLD, all and singular of said Trust Estate unto the Trustee, its successors in trust and assigns, forever, in trust, nevertheless, to inure to the use and benefit of the Holders of all the Bonds, for the securing of the observance or performance of all the terms, provisions and conditions therein and herein contained and for the equal and proportionate benefit and security of all and singular the present and future Holders of the Bonds, without preference, priority, prejudice or distinction as to lien or otherwise of any Bond over any other Bond, to the end that each Holder of a Bond shall have the same rights, privileges and lien under and by virtue of this Trust Indenture, except as hereinafter otherwise specifically provided;

            AND UPON THE CONDITION THAT, if the Authority shall cause to be paid fully and promptly and indefeasibly when due all of its indebtedness, liabilities, obligations and sums at any time secured hereby, including interest, its Trustee's fees and reasonable expenses (including its reasonable attorneys' fees and expenses), and shall promptly, faithfully and strictly keep, perform and observe, or cause to be kept, performed and observed, all of its covenants, obligations, warranties and agreements contained herein, then and in such event, this Trust Indenture shall be and become void and of no further force and effect, otherwise the same shall remain in full force and effect.

            THIS TRUST INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said income and Revenues hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Holders, from time to time, of the said Bonds, or any part thereof, as follows (provided that in the performance of the agreements of the Authority herein contained any obligation it may thereby incur for the payment of money shall never constitute a general or moral obligation of the State of New York or any political subdivision thereof within the meaning of any state constitutional provision or statutory limitation, and shall not be secured directly or indirectly by the full faith and credit, the general credit or any revenue or taxes of the State of New York or any political subdivision thereof, but shall be payable solely out of the income and Revenues derived under the Participation Agreement and the Note and from drawings under the Credit Facility, if any, and other monies, rights and properties of the Trust Estate), that is to say:

                                    ARTICLE I

                     DEFINITIONS; COMPUTATIONS; CERTIFICATES
                  AND OPINIONS; EVIDENCE OF ACTION BY AUTHORITY

            SECTION 1.01. Definitions of Specific Terms. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Section shall, for all purposes of this Indenture and of any indenture, resolution or other instrument amendatory hereof or supplemental hereto and of any certificate, opinion, instrument or document herein or therein mentioned, have the meanings herein specified, with the following definitions to be equally applicable to both the singular and plural forms of any terms herein defined and vice versa.

            "Act" shall mean the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as from time to time amended and supplemented.

            "Additional Payments" shall mean the Additional Payments as defined in Section 4.02(f) of the Participation Agreement.

            "Adjustable Rate" shall mean any of the following types of interest rates: a Commercial Paper Rate, an Auction Rate, a Daily Rate, a Weekly Rate, a Monthly Rate, a Semi-annual Rate and a Term Rate.

            "Administration Fees" shall mean the amounts payable by the Company to the Authority pursuant to Section 4.02(f) of the Participation Agreement to defray a portion of the expenses incurred by the Authority in conducting and administering its special energy project programs and the amount payable as state bond issuance charge pursuant to Section 4.02(f) of the Participation Agreement.

            "Affiliate" shall mean any person known to the Auction Agent to be controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be an Affiliate nor shall any corporation or any person controlled by, in control of or in common control with such corporation be an Affiliate solely because a director or executive officer of such Broker-Dealer is also a director of the Company.

            "After-Tax Equivalent Rate" on any date of determination shall mean with respect to Auction Rate Bonds, the interest rate per annum equal to the product of (x) Commercial Paper/Treasury Rate on such date and (y) (1.00 minus the Statutory Corporate Tax Rate on such date).

            "Agent Member" shall mean a member of, or participant in, the Securities Depository.

            "All Hold Rate" shall mean on any date of determination with respect to Auction Rate Bonds the rate per annum equal to 85% (as such percentage may be adjusted pursuant to Section 3.10) of the lesser of (i) the BMA Index on such date and (ii) the After-Tax Equivalent Rate on such date provided, however, that in no event shall such All Hold Rate exceed the Maximum Allowed Rate.

            "Alternate Support Facility" shall mean any Support Facility obtained pursuant to the provisions of Section 6.02 in replacement of an existing Support Facility.

            "Applicable Percentage" on any date of determination shall mean the percentage determined as set forth below (as such percentage may be adjusted for Auction Rate Bonds pursuant to Section 3.10) based on the prevailing long-term rating of the Auction Rate Bonds in effect at the close of business on the Business Day immediately preceding such date of determination:

                                                     Applicable
            Prevailing Rating                        Percentage
            -----------------                        ----------

            AAA/"Aaa"                                   175%
            AA/"Aa"                                     175%
            A/"A"                                       175%
            BBB/"Baa"                                   200%
            Below BBB/"Baa"                             265%

            For purposes of this definition, the "prevailing rating" of the Auction Rate Bonds will be (a) AAA/"Aaa," if the Auction Rate Bonds, have a rating of AAA or better by S&P and a rating of "Aaa" by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, (b) if not AAA/"Aaa," then AA/"Aa" if the Auction Rate Bonds have a rating of AA- or better by S&P and a rating of "Aa3" or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, (c) if not AAA/"Aaa" or AA/"Aa," then A/"A" if the Auction Rate Bonds have a rating of A- or better by S&P and a rating of "A3" or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, (d) if not AAA/"Aaa," AA/"Aa" or A/"A," then BBB/"Baa," if the Auction Rate Bonds have a rating of BBB- or better by S&P and a rating of "Baa3" or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, and (e) if not AAA/"Aaa," AA/"Aa", A/"A" or BBB/"Baa," then below BBB/"Baa," whether or not the Auction Rate Bonds are rated by any securities rating agency.

            If (x) the Auction Rate Bonds, are rated by a rating agency or agencies other than Moody's or S&P and (y) the Company has delivered on behalf of the Authority to the Trustee and the Auction Agent an instrument designating one or two of such rating agencies to replace Moody's or S&P, or both, then for purposes of the definition of "prevailing rating" Moody's or S&P, or both, will be deemed to have been replaced in accordance with such instrument; provided, however, that such instrument must be accompanied by the consent of the Remarketing Agent. For purposes of this definition, S&P's rating categories of AAA, AA-, A- and BBB-, and Moody's rating categories of "Aaa," "Aa3," "A3" and "Baa3," refer to and include the respective rating categories correlative thereto in the event that either or both of such rating agencies have changed or modified their generic rating categories. If the prevailing ratings for the Bonds are split between the categories set forth above, the lower rating will determine the prevailing rating.

            "Auction" shall mean each periodic implementation of the Auction Procedures for Auction Rate Bonds.

            "Auction Agency Agreement" shall mean the Auction Agency Agreement to be entered into between the Company and the Auction Agent with respect to the Auction Rate Bonds, as from time to time amended and supplemented.

            "Auction Agent" shall mean any entity appointed as such pursuant to
Section 11.21 and its successors and assigns.

            "Auction Date" shall mean with respect to each Auction Period, the last Thursday of the immediately preceding Auction Period (or such other day that the Remarketing Agent shall establish as the Auction Date therefor pursuant to Section 3.05); provided, that if such day is not a Business Day, the Auction Date shall be the next succeeding Business Day.

            "Auction Period" shall mean, after a Change in the Interest Rate Mode to an Auction Rate, until the effective date of a Change in the Interest Rate Mode or the Stated Maturity, each period from and including the last Interest Payment Date for the immediately preceding Auction Period or Calculation Period, as the case may be, to and including the next succeeding Auction Date or, in the event of a Change in the Interest Rate Mode, to but excluding the effective date of such change, provided, if any day that would be the last day of any such period does not immediately precede a Business Day, such period shall end on the next day which immediately precedes a Business Day.

            "Auction Procedures" shall mean with respect to the Auction Rate Bonds the procedures set forth in Sections 3.06 through 3.09.

            "Auction Rate" shall mean with respect to Auction Rate Bonds and each Auction Period for such Auction Rate Bonds (other than an initial Auction Period after a Change in the Interest Rate Mode to an Auction Rate Period), the rate of interest per annum determined for the Bonds pursuant to Article III.

            "Auction Rate Bonds" shall mean with respect to an Auction Rate Period, any Bonds or subseries of Bonds which bear the Auction Rate determined pursuant to Article III.

            "Auction Rate Bonds Period Record Date" shall mean, with respect to each Interest Payment Date during an Auction Rate Period, the Business Day next preceding such Interest Payment Date.

            "Auction Rate Period" shall mean any period during which the Auction Rate Bonds bear interest at an Auction Rate determined pursuant to the implementation of Auction Procedures established under Article III, which period shall commence on the Closing Date if the Bonds initially are offered as

Auction Rate Bonds or on the effective date of a Change in the Interest Rate Mode to an Auction Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of a Change in the Interest Rate Mode or
(b) the Stated Maturity.

            "Authority" shall mean New York State Energy Research and Development Authority, the public benefit corporation created by the Act, and its successors and assigns.

            "Authorized Company Representative" shall mean any officer or other employee of the Company at the time designated to act on behalf of the Company by written certificate furnished to the Authority and the Trustee containing the specimen signature of such person and signed on behalf of the Company by its Chairman, President or a Vice President and its Secretary or an Assistant Secretary.

            "Authorized Officer" shall mean the Chair, Vice-Chair, President, Vice President, Treasurer, Assistant Treasurer or Secretary of the Authority.

            "Available Auction Rate Bonds" shall mean with respect to the Auction Rate Bonds, Available Auction Rate Bonds as defined in Section 3.08.

            "Beneficial Owner" shall mean with respect to the Auction Rate Bonds, a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of the Auction Rate Bonds.

            "Bid" shall mean with respect to the Auction Rate Bonds, Bid as defined in Section 3.06.

            "Bidder" shall mean with respect to the Auction Rate Bonds, Bidder as defined in Section 3.06.

            "BMA Index" shall mean The Bond Market Association Municipal Swap Index released by Municipal Market Data to its subscribers; provided, however, that if the BMA Index is unavailable, references to the BMA Index shall be replaced by the After-Tax Equivalent Rate.

            "Bond Counsel" shall mean an attorney or firm or firms of attorneys, satisfactory to the Authority and the Trustee, nationally recognized and experienced in matters relating to tax exemption of interest on bonds issued by states and their political subdivisions.

            "Bond Fund" shall mean the special trust fund of the Authority designated as "Consolidated Edison Company of New York, Inc. Project Bond Fund" created and established under, and to be held and administered by the Trustee as provided in, Section 9.01 and, unless the context shall clearly indicate otherwise, shall include the "Interest Account," the "Principal Account," and the "Redemption Account" created and established therein.

            "Bond Purchase Agreement" shall mean the Bond Purchase Agreement, dated June 5, 2001, among the Authority, the Company and the underwriters named therein.

            "Bond Purchase Fund" shall mean the Bond Purchase Fund established pursuant to the Bond Purchase Trust Agreement.

            "Bond Purchase Trust Agreement" shall mean the Bond Purchase Trust Agreement dated as of the date hereof between the Authority and the Registrar and Paying Agent, as from time to time amended or supplemented.

            "Bond Year" shall have the meaning set forth in the Tax Regulatory Agreement.

            "Bondholder", "Holder of a Bond" or "Holder" shall mean any registered owner of a Bond.

            "Bonds" shall mean, the "Facilities Revenue Bonds, Series 2001A (Consolidated Edison Company of New York, Inc. Project)" presently to be issued as authorized in Section 2.02 at any time Outstanding.

            "Broker-Dealer" shall mean any broker-dealer (as defined in the Securities Exchange Act), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures (i) that is an Agent Member (or an affiliate of an Agent Member),
(ii) that has been selected by the Auction Agent and the Company with the consent of the Authority, and (iii) that has entered into a Broker-Dealer Agreement with the Auction Agent and the Company that remains effective.

            "Broker-Dealer Agreement" shall mean each agreement applicable to the Auction Rate Bonds, between a Broker-Dealer, the Company and the Auction Agent pursuant to which the Broker-Dealer, among other things, agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended and supplemented.

            "Business Day" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or banks are authorized or obligated by law or executive order to close in New York, New York, or any city in which is located the principal corporate trust office of the Trustee or the office of an issuer of a Support Facility at which demands for a draw on, or borrowing or payment under, the Support Facility will be made.

            "Calculation Period" shall mean (a) during any Commercial Paper Rate Period following a Change in the Interest Rate Mode to a Commercial Paper Rate Period, the period from and including the effective date of the Change in the Interest Rate Mode to a Commercial Paper Rate Period to but not including any day not more than 270 days thereafter which is a day immediately preceding a Business Day established by the Remarketing Agent pursuant to Section 3.02 and, thereafter, any Calculation Period established by the Remarketing Agent pursuant to Section 3.02 which shall end on a day not later than 270 days from the commencement thereof; (b) during any Daily Rate Period, the period from and including a Business Day to but not including the next succeeding Business Day;
(c) during the first Weekly Rate Period, the period from and including the date of issuance of the Bonds to and including the following Tuesday, and thereafter the period from and including Wednesday of each week to and including the following Tuesday and during any other Weekly Rate Period following a Change in the Interest Rate Mode to a Weekly Rate, the period from and including the effective date of the Change in the Interest Rate Mode to and including the following Tuesday, and, thereafter, the period from and including Wednesday of each week to and including the following Tuesday; (d) during any Monthly Rate Period following a Change in the Interest Rate Mode to a Monthly Rate, the period from and including the effective date of the Change in the Interest Rate Mode to but excluding the first Business Day of the following month, and, thereafter each period from and including the first Business Day of the month to but excluding the first Business Day of the following month; (e) during any Semi-annual Rate Period following a Change in the Interest Rate Mode to a Semi-annual Rate, the period from and including the effective date of the Change in the Interest Rate Mode to but excluding the next succeeding Interest Payment Date and, thereafter, each period from and including the day following the end of the last Calculation Period to but excluding the next succeeding Interest Payment Date; (f) during any Term Rate Period, any period of not less than 365 days from and including a Business Day to and including any day (established by the Remarketing Agent pursuant to Section 4.01.1) not later than the day prior to the Stated Maturity; and (g) during any Fixed Rate Period following a Change in the Interest Rate Mode to a Fixed Rate, the period from and including the effective date of the Change in the Interest Rate Mode through the day immediately preceding the earlier of (x) the effective date of another Change in the Interest Rate Mode, or (y) the Stated Maturity.

            "Change in the Interest Rate Mode" shall mean any change in the type of interest rate borne by the Bonds pursuant to Section 4.01 or Section 4.02.

            "Change of Preference Law" shall mean any amendment to the Code or other statute enacted by the Congress of the United States or any temporary, proposed or final regulation promulgated by the United States Treasury, after the date hereof which (a) changes or would change any deduction, credit or other allowance allowable in computing liability for any federal tax with respect to, or (b) imposes, or would impose, reduces or would reduce, or increases or would increase any federal tax (including, but not limited to, preference or excise taxes) upon, any interest earned by any holder of bonds the interest on which is excluded from federal gross income under Section 103 of the Code.

            "Closing Date" shall mean the date on which the Note becomes legally effective, the same being the date on which the Bonds are paid for by and delivered to the original purchasers thereof.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations proposed or in effect thereunder and applied to the Bonds or the use of proceeds thereof, and also includes all amendments and successor provisions unless the context clearly requires otherwise.

            "Commercial Paper Dealers" means the commercial paper dealers specified by the Authority at the request of the Company at the time of any Change in the Interest Rate Mode to an Auction Rate, or in lieu of any thereof, their respective affiliates or successors, provided that any such entity is a commercial paper dealer.

            "Commercial Paper Period Record Date" shall mean, with respect to each Interest Payment Date during a Commercial Paper Rate Period, the Business Day next preceding such Interest Payment Date.

            "Commercial Paper Rate" shall mean with respect to each Calculation Period during a Commercial Paper Rate Period, a rate or rates of interest equal to the rate or rates of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate or rates of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate or rates of interest shall not exceed the lesser of 110% of the Commercial Paper Rate Index on and as of such date and the Maximum Allowed Rate.

            "Commercial Paper Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Commercial Paper Rate Period, the average of yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued) all of which shall have a term as near as practicable to such Calculation Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term as near as practicable to such Calculation Period, the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Commercial Paper Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Commercial Paper Rate Period" shall mean any period during which the Bonds bear interest at a Commercial Paper Rate or Rates, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Commercial Paper Rate or Rates, as the case may be, and extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

            "Commercial Paper/Treasury Rate" on any date of determination shall mean with respect to Auction Rate Bonds (i) in the case of any Auction Period of less than 49 days, the interest equivalent of the 30-day rate, (ii) in the case of any Auction Period of 49 days or more and but less than 70 days, the interest equivalent of the 60-day rate, (iii) in the case of any Auction Period of 70 days or more but less than 85 days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (iv) in the case of any Auction Period of 85 days or more but less than 99 days, the interest equivalent of the 90-day rate; (v) in the case of any Auction Period of 99 days or more but less than 120 days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates, (vi) in the case of any Auction Period of 120 days or more but less than 141 days, the interest equivalent of the 120-day rate, (vii) in the case of any Auction Period of 141 days or more but less than 162 days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates,
(viii) in the case of any Auction Period of 162 days or more but less than 183 days, the interest equivalent of the 180-day rate, and (ix) in the case of any Auction Period of 183 days or more, the Treasury Rate for such Auction Period. The foregoing rates shall in all cases, except with respect to the Treasury Rate, be rates on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by Moody's, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date of determination, or in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date of determination.

If any Commercial Paper Dealer does not quote a commercial paper rate required to determine the Commercial Paper/Treasury Rate, the Commercial Paper/Treasury Rate shall be determined on the basis of a commercial paper quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Authority at the request of the Company to provide such quotation or quotations not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or if the Authority does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given day's maturity shall be equal to the product of (A) 100 times (B) the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (x) the discount rate (expressed in decimals) divided by (y) the difference between (1) 1.00 and (2) a fraction the numerator of which shall be the product of the discount rate (expressed in decimals) times the number of days in which such commercial paper matures and the denominator of which shall be 360.

            "Commission" shall mean the Securities and Exchange Commission.

            "Company" shall mean Consolidated Edison Company of New York, Inc., and any surviving, resulting or transferee corporation as provided in Section
5.17 of the Participation Agreement.

            "Component Issuers" shall mean issuers of securities, the interest on which is excluded from gross income for federal income tax purposes, selected by the Indexing Agent.

            "Computation Date" shall mean each date which is one (1) Business Day prior to any Determination Date.

            "Computation Period" shall have the meaning set forth in the Tax Regulatory Agreement.

            "Credit Facility" shall mean any Support Facility which provides for the payments referred to in clause (ii) of the definition thereof.

            "Credit Facility Issuer" shall mean any bank or banks or other financial institution or institutions, having issued any Credit Facility.

            "Current Adjustable Rate" shall mean the interest rate borne by Bonds immediately prior to a Change in the Interest Rate Mode or the establishment of a Fixed Rate.

            "Daily Period Record Date" shall mean, with respect to each Interest Payment Date during a Daily Rate Period, the Business Day next preceding such Interest Payment Date.

            "Daily Rate" shall mean with respect to each Calculation Period during a Daily Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof plus accrued interest thereon; provided that such rate of interest shall not exceed the lesser of 110% of the Daily Rate Index on and as of such day and the Maximum Allowed Rate.

            "Daily Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Daily Rate Period, the average of one-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent and which have redemption or tender provisions comparable to the then applicable provisions of the Bonds, computed by the Indexing Agent on and as of the Determination Date. If the Bonds are rated by a Rating Agency, each Component Issuer must have outstanding securities rated by a Rating Agency in a short-term debt rating category which is the same as the short-term debt rating category in which the Bonds are rated. The specific issuers included in the Component Issuers may be changed from time to time by the Indexing Agent in its discretion and shall be issuers whose securities, in the judgment of the Indexing Agent, have characteristics similar to the Bonds. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Daily Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Daily Rate Period" shall mean any period during which Bonds bear interest at a Daily Rate which period shall commence on the effective date of the Change in the Interest Rate Mode to a Daily Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of a Change in the Interest Rate Mode or (b) the Stated Maturity.

            "Determination Date" shall mean, for any Calculation Period, the first Business Day occurring during such Calculation Period; provided, however, with respect to Bonds which bear interest at the Weekly Rate, for the Calculation Period commencing on the Closing Date, the Determination Date shall mean the Business Day immediately preceding such Closing Date, and thereafter, each Wednesday or, if such Wednesday is not a Business Day, the Business Day next preceding such Wednesday.

            "Direct-Pay Credit Facility" shall mean any Credit Facility which by its terms permits the Trustee to draw moneys thereunder for deposit in the Bond Fund.

            "Event of Default" shall mean Event of Default as defined in Section 12.01.

            "Existing Holder" shall mean with respect to Auction Rate Bonds a Broker-Dealer that is listed as the holder of Auction Rate Bonds in the records of the Auction Agent.

            "Failure to Deposit" shall mean any failure to make the deposit required by Section 9.02(a)(i) or 9.02(b)(i) by the time specified therein.

            "Fiscal Year" shall mean the fiscal year of the Company as established from time to time by the Company which as of the Closing Date is the twelve-month period commencing on January 1 of each calendar year and ending on December 31 of the next calendar year.

            "Fitch" shall mean Fitch, Inc. and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or shall be replaced by some other nationally recognized rating agency by the Authority at the request of the Company, "Fitch" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

            "Fixed Rate" shall mean, with respect to a Fixed Rate Period, the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of such date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such date to remarket the Bonds in a secondary market transaction at a price equal to 100% of the Outstanding principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Fixed Rate Index on and as of such date and 18% per annum;

            "Fixed Rate Conversion Date" shall have the meaning set forth in
Section 4.02.

            "Fixed Rate Index" shall mean with respect to a Fixed Rate Conversion Date, the average of the yield evaluations (on the basis of full coupon securities trading at par with a term approximately equal to the Fixed Rate Period) of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent and which have a long-term rating by a Rating Agency in the same rating category as the Bonds are rated at the time by such Rating Agency or, if no such bonds are so rated, shall be debt which, in the judgment of the Indexing Agent, is of credit quality comparable to that of the Bonds, computed by the Indexing Agent on and as of the Fixed Rate Conversion Date. In the event that the Indexing Agent fails to compute the Fixed Rate Index and no other qualified municipal securities evaluation service can be appointed Indexing Agent by the Authority, the Fixed Rate Index shall be determined by the Remarketing Agent and shall be 90% of the average yield shown for the most recent calendar month for United States Treasury notes or bonds having the same number of years to maturity as the number of 12-month periods (or months if the Fixed Rate Period is less than one year) in the Fixed Rate Period, as published in the Federal Reserve Bulletin in the last issue before the Fixed Rate Conversion Date. If that issue does not contain such a yield, the Fixed Rate Index will be determined by linear interpolation between the yields shown in that issue for United States Treasury notes and bonds having the next shorter and next longer number of years (or months) to maturity. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Fixed Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Fixed Rate Period" shall mean any period during which Bonds bear interest at a Fixed Rate, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Fixed Rate, and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode, or (b) the Stated Maturity.

            "Fixed Rate Record Date" shall mean, with respect to each Interest Payment Date during a Fixed Rate Period, the fifteenth day of the month next preceding such Interest Payment Date, or, if such day shall not be a Business Day, the next preceding Business Day.

            "Governmental Obligations" shall mean any of the following which are non-callable:

            (a) direct general obligations of, or obligations the payment of the principal of and interest on which is unconditionally guaranteed by, the United States of America; and

            (b) bonds, debentures or notes issued by Government National Mortgage Association, Federal Financing Bank, Federal Farm Credit Bank, Federal Land Bank, Federal Home Loan Bank, Farmers Home Administration, Federal Home Mortgage Association or any other comparable federal agency hereafter created to the extent that said obligations are unconditionally guaranteed by the United States of America.

            "Hold Order" shall mean with respect to the Auction Rate Bonds, Hold Order as defined in Section 3.06.

            "Indenture" shall mean this Trust Indenture dated as of June 1, 2001 between the Authority and the Trustee, as the same may be amended or supplemented.

            "Indexing Agent" shall mean the Indexing Agent appointed in accordance with Section 11.24.

            "Initial Support Facility" shall mean the Letter of Credit dated June 6, 2001 issued by the Initial Support Facility Issuer. The Initial Support Facility shall constitute a Liquidity Facility, a Credit Facility and a Direct-Pay Credit Facility within the meaning of this Indenture.

            "Initial Support Facility Issuer" shall mean Barclays Bank PLC.

            "Interest Payment Date" shall mean:

            (a) during each Commercial Paper Rate Period, the Business Day immediately succeeding the last day of any Calculation Period;

            (b) during an Auction Rate Period (i) for an Auction Period of 91 days or less, the Business Day immediately succeeding such Auction Period and (ii) for an Auction Period of more than 91 days, each succeeding 91st day after the first day of such Auction Period and the Business Day immediately succeeding the last day of such Auction Period;

            (c) during each Daily Rate Period, the first Business Day of each month thereof;

            (d) (i) during the initial Weekly Rate Period, on July 2, 2001 and on the first Business Day of each month thereafter, and (ii) during each Weekly Rate Period other than the initial Weekly Rate Period, the first Business Day of each month thereof;

            (e) during each Monthly Rate Period, the first Business Day of each month thereof;

            (f) during each Semi-annual Rate Period, (i) the first Business Day of the sixth calendar month following the month in which the first day of such Semi-annual Rate Period occurred, (ii) each anniversary of the date so determined, and (iii) each anniversary of the first day of the first month of such Semi-annual Rate Period;

            (g) during each Term Rate Period, (i) the first Business Day of the sixth calendar month following the month in which the first day of such Term Rate Period occurred, (ii) each anniversary of the date so determined, (iii) each anniversary of the first day of the first month of such Term Rate Period, and (iv) the Business Day immediately succeeding such Term Rate Period;

            (h) the June 1 or December 1 next succeeding a Fixed Rate Conversion Date and each June 1 and December 1 thereafter; provided, however, that if the June 1 or December 1 next succeeding a Fixed Rate Conversion Date occurs less than twenty-one (21) days after such Fixed Rate Conversion Date, the first Interest Payment Date shall be the second such date following such Fixed Rate Conversion Date;

            (i) a Fixed Rate Conversion Date;

            (j) any day on which Bonds are subject to mandatory tender for purchase pursuant to Section 5.04, 5.08 or 5.09 or redemption in whole pursuant to Section 5.01, 5.05, 5.06 or 5.07; and

            (k) the Stated Maturity;

provided, however, that if any such date determined in any of the foregoing clauses is not a Business Day, the Interest Payment Date shall be the next succeeding day which is a Business Day.

            "Investment Securities" shall mean any of the following which at the time are legal investments under the laws of the State of New York for the monies held hereunder:

            (a) any obligation issued or guaranteed by, or backed by the full faith and credit of, the United States of America (including any certificates or any other evidence of an ownership interest in any such obligation or in specified portions thereof, which may consist of specified portions of the principal thereof or the interest thereon);

            (b) deposit accounts in, or certificates of deposit issued by, and bankers acceptance of, any bank, trust company or national banking association which is a member of the Federal Reserve System (which may include the Trustee), having capital stock and surplus aggregating not less than $50,000,000;

            (c) deposit accounts in, or certificates of deposit issued by and bankers acceptances of, any bank or trust company having capital stock and surplus aggregating not less than $50,000,000 and whose obligations are rated not less than "A" or equivalent by Moody's or S&P;

            (d) obligations issued or guaranteed by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to the authority granted by the Congress of the United States;

            (e) commercial paper rated in the highest investment grade or next highest investment grade by Moody's or S&P;

            (f) obligations rated not less than "A" or equivalent by Moody's or S&P issued or guaranteed by any state of the United States or the District of Columbia, or any political subdivision, agency or instrumentality of any such state or District, or issued by any corporation;

            (g) obligations of a public housing authority fully secured by contracts with the United States;

            (h) repurchase agreements with any bank or trust company organized under the laws of any state of the United States of America or any national banking association (including the Trustee) or any government bond dealer reporting to, trading with and recognized as a primary dealer by, the Federal Reserve Bank of New York with respect to any of the foregoing obligations or securities. Any repurchase agreement entered into pursuant to this Indenture shall, by its terms, permit the Trustee to sell the related obligations or securities if the other party to such repurchase agreement shall fail to repurchase promptly such obligation or security on the day required by the repurchase agreement. All such repurchase agreements shall also provide for the delivery of the related obligations or securities to the Trustee or a depositary of the Trustee;

            (i) money market or bond mutual funds, which funds have a composite investment grade rated not less than "A" or equivalent by Moody's or S&P; or

            (j) investment agreements with any bank or trust company organized under the laws of any state of the United States of America or any national banking association (including the Trustee) or any governmental bond dealer reporting to, trading with and recognized as a primary dealer by, the Federal Reserve Bank of New York, which has, or the parent company of which has, long-term debt rated at least "A" or its equivalent by S&P or Moody's, with respect to any of the obligations or securities specified in (a), (d), (e), (f) and (g) above. Any investment agreement entered into pursuant to this Indenture shall, by its terms provide that (i) the invested funds are available for withdrawal without penalty or premium, at any time upon not more than seven days' prior notice (which notice may be amended or withdrawn at any time prior to the specified withdrawal date), and (ii) the investment agreement is the unconditional and general obligation of, and is not subordinated to any other obligation of, the provider thereof.

Any such Investment Securities may be held by the Trustee in book entry form, whereby certificated securities are held by an independent custodian and the Trustee is the beneficial owner of all or a portion of such certificated securities.

            "Liquidity Facility" shall mean a Support Facility which provides for the payments referred to in clause (i) of the definition thereof.

            "Liquidity Facility Issuer" shall mean any bank or banks or other financial institution or institutions, having issued any Liquidity Facility.

            "Maximum Allowed Rate" shall mean as of any date 15% per annum, or if lower, the rate specified as such in any Support Facility then in effect, provided, however, that such Maximum Allowed Rate shall not exceed the maximum rate, if any, permitted by applicable law.

            "Maximum Auction Rate" shall mean on any date of determination with respect to Auction Rate Bonds the lesser of the Maximum Allowed Rate or the following: (i) in all cases other than as provided in (ii) or (iii) below, the interest rate per annum equal to Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period and the BMA Index, (ii) with respect to any change in an Auction Period and/or the Standard Auction Period pursuant to Section 3.04, including any automatic reversion to a Standard Auction Period pursuant to Section 3.03, the interest rate per annum equal to the highest of (a) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period, and the BMA Index, (b) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to the Auction Period which is proposed to be established and the BMA Index, and (c) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to the Auction Period in effect immediately prior to such proposed change in the Auction Period and the BMA Index, or (iii) with respect to any Change in the Interest Rate Mode from an Auction Rate pursuant to Section 4.01 or any change from an Auction Rate to a Fixed Rate pursuant to Section 4.02, the interest rate per annum equal to the higher of (a) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period and the BMA Index, and (b) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to the Auction Period in effect immediately prior to such proposed change and the BMA Index.

            "Monthly Period Record Date" shall mean, with respect to each Interest Payment Date during a Monthly Period, the Business Day next preceding such Interest Payment Date.

            "Monthly Rate" shall mean with respect to each Calculation Period during a Monthly Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent, and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Monthly Rate Index on and as of such date and the Maximum Allowed Rate.

            "Monthly Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Monthly Rate Period, the average of 30-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Monthly Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Monthly Rate Period" shall mean any period during which Bonds bear interest at a Monthly Rate which period shall commence with the effective date of the Change in the Interest Rate Mode to a Monthly Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

            "Moody's" shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if Moody's shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "Moody's" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

            "Note" shall mean the promissory note of the Company executed by the Company and delivered to the Trustee, to evidence the obligations of the Company to repay the loan to be made by the Authority pursuant to the Participation Agreement.

            "Note Payments" shall mean the portion of the Payments required to be made pursuant to Section 4.02 of the Participation Agreement and the Note to be applied to the payment of principal of, premium, if any, and interest on the Bonds.

            "Notice of Election to Tender" shall mean the notice given by a Holder of Bonds pursuant to Section 5.03.

            "Opinion of Bond Counsel" shall mean a written opinion of Bond Counsel.

            "Option to Convert" shall mean the Authority's right and option to convert the rate of interest payable on the Bonds from an Adjustable Rate to a Fixed Rate as provided in Section 4.02.

            "Order" shall mean with respect to Auction Rate Bonds, an Order as defined in Section 3.06.

            "Outstanding", whether appearing in upper or lower case, when used with respect to any Bond shall mean, as of any date, any Bond theretofore or thereupon being authenticated and delivered pursuant to this Indenture, except:

            1. a Bond cancelled by the Trustee or delivered to the Trustee for cancellation at or prior to such date;

            2. a Bond in lieu of or in substitution for which another Bond shall have been issued under Sections 5.10, 5.11, 7.03 , 7.04 or 7.05; and

            3. a Bond or portion thereof deemed to have been paid in accordance with Section 15.01;

provided, however, that with respect to Auction Rate Bonds for the purposes of the Auction Procedures on any Auction Date, Auction Rate Bonds as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company is the Existing Holder thereof shall be disregarded and deemed not to be Outstanding.

            "Overdue Rate" shall mean on any date of determination 265% of the BMA Index on such date of determination; provided that in no event shall the Overdue Rate exceed the Maximum Allowed Rate.

            "Participation Agreement" shall mean the Participation Agreement dated as of the date hereof, between the Authority and the Company, as amended and supplemented by Supplemental Participation Agreements from time to time.

            "Payments" shall mean collectively the Note Payments and the Additional Payments.

            "Potential Beneficial Owner" shall mean with respect to any Auction Rate Bonds, a customer of a Broker-Dealer that is not a Beneficial Owner but that wishes to purchase Auction Rate Bonds, or that is a Beneficial Owner that wishes to purchase an additional principal amount of Auction Rate Bonds.

            "Potential Holder" shall mean a Broker-Dealer that is not an Existing Holder or that is an Existing Holder that wishes to become an Existing Holder of an additional principal amount of Auction Rate Bonds.

            "Principal Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street - 8W, New York, New York 10286

            "Project" shall mean any acquisition, purchase, construction, reconstruction, improvement, betterment, extension and equipping, as described in Exhibit A and Exhibit B to the Participation Agreement as the same may be revised from time to time to reflect any changes or substitutions therein, additions thereto, or deletions therefrom permitted by the Participation Agreement.

            "Project Fund" shall mean the special trust fund designated as "Consolidated Edison Company of New York, Inc. Series 2001A Project Fund" created and established under, and to be held and administered by the Trustee as provided in, Section 8.01.

            "Purchase Price" shall mean the purchase price of Bonds tendered or deemed tendered for purchase pursuant to Section 5.03, 5.04, 5.08 or 5.09, consisting of the principal amount of such Bonds together with any accrued and unpaid interest plus, in the event Bonds bearing interest at a Term Rate or a Fixed Rate are subject to tender for purchase pursuant to Section 5.04, any premium which would have been required to be paid as part of redemption price on any date on which such Bonds are subject to tender for purchase if such Bonds were subject to optional redemption pursuant to Section 5.01 on such date. With respect to Bonds tendered for purchase on an Interest Payment Date, Purchase Price shall include any accrued interest on such Bonds which is not otherwise being paid pursuant to Section 9.03(a).

            "Purchaser's Letter" shall mean a letter substantially in the form required by the Auction Agency Agreement, addressed to, among others, the Authority, the Auction Agent and a Broker-Dealer.

            "rate index" means the Daily Rate Index, the Fixed Rate Index, the Commercial Paper Rate Index, the Monthly Rate Index, the Semi-annual Rate Index, the Term Rate Index, or the Weekly Rate Index.

            "Rating Agency" means Moody's, if the Bonds are then rated by Moody's, S&P, if the Bonds are then rated by S&P, and Fitch, if the Bonds are then rated by Fitch.

            "rating category" shall mean one of the generic rating categories of a Rating Agency, without regard to any refinement or gradation of such rating category by a numerical modifier, plus or minus sign, or otherwise.

            "Record Date", at any time, shall mean each Commercial Paper Period Record Date during a Commercial Paper Rate Period, each Auction Rate Bonds Period Record Date during an Auction Rate Period, each Daily Period Record Date during a Daily Rate Period, each Weekly Period Record Date during a Weekly Rate Period, each Monthly Period Record Date during a Monthly Rate Period, each Semi-annual Period Record Date during a Semi-annual Rate Period, each Term Period Record Date during a Term Rate Period and each Fixed Rate Record Date during a Fixed Rate Period.

            "Registrar and Paying Agent" shall mean The Bank of New York in its separate capacity as Registrar and Paying Agent for the Bonds, or its successors or assigns.

            "Remarketing Agent" shall mean the Remarketing Agent or Remarketing Agents appointed pursuant to Section 11.14, its or their successors or assigns, including without limitation any "market agent" appointed in connection with Auction Rate Bonds.

            "Remarketing Agreement" shall mean the Remarketing Agreement among the Company and the Remarketing Agents dated the Closing Date and any similar agreement or agreements between the Company and one or more successor Remarketing Agents, as from time to time amended.

            "Revenues" shall mean and include all income, revenues and monies derived by the Authority under the Participation Agreement and the Note (except administrative compensation and indemnification payable under the Participation Agreement), and, without limiting the generality of the foregoing, shall include to the extent provided in this Indenture, earnings on the investment of monies held under this Indenture and the proceeds of the sale of any such investments. The term "Revenues" shall not include monies received as proceeds from the sale of the Bonds or any other bonds, notes or evidences of indebtedness or as grants or gifts.

            "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if S&P shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "S&P" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

            "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or if (i) the then Securities Depository resigns from its functions as depository of the Bonds or (ii) the Authority discontinues use of the then Securities Depository pursuant to Section 2.03, any other securities depository, which agrees to follow the procedures required to be followed by a Securities Depository in connection with the Bonds and which is selected by the Authority, with the consent of the Company, the Trustee, the Auction Agent and the Remarketing Agent pursuant to Section 2.03.

            "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Sell Order" shall mean with respect to Auction Rate Bonds, Sell Order as defined in Section 3.06.

            "Semi-annual Period Record Date" shall mean, with respect to each Interest Payment Date during a Semi-annual Rate Period, the fifteenth day of the calendar month next preceding such Interest Payment Date.

            "Semi-annual Rate" shall mean with respect to each Calculation Period during a Semi-annual Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Semi-annual Rate Index on and as of such date and the Maximum Allowed Rate.

            "Semi-annual Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Semi-annual Rate Period, the average of six-month yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or the other debt obligations supported by support facilities issued by the issuer of a Support Facility or
(b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Semi-annual Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Semi-annual Rate Period" shall mean any period during which Bonds bear interest at a Semi-annual Rate, which period shall commence on the effective date of a Change in the Interest Rate

Mode to a Semi-annual Rate, and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode, or (b) the Stated Maturity.

            "Standard Auction Period" shall mean an Auction Period of 35 days unless a different Standard Auction Period is established pursuant to Section 3.04.

            "Stated Maturity," with respect to each series of Bonds shall mean June 1, 2036, provided that, subject to the next sentence, in any case where the date of maturity of, or payment of premium on, interest on, or principal of, the Bonds or the date fixed for redemption of any Bonds shall be on a day other than a Business Day, then payment of interest, principal and premium, if any, need not be made on such date but may be made (without additional interest) on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption. Notwithstanding anything in this Indenture to the contrary, in no event shall the final maturity date of the Bonds extend beyond 35 years from the Closing Date, and the length of any Auction Period shall be reduced at the discretion of the Authority to the extent necessary to ensure compliance with the provisions of this sentence.

            "Statutory Corporate Tax Rate" shall mean as of any date of determination the highest tax rate bracket (expressed in decimals) now or hereafter applicable in each taxable year on the taxable income of every corporation as set forth in Section 11 of the Code or any successor section without regard to any minimum additional tax provision or provisions regarding changes in rates during a taxable year, which on the date hereof is .35. Any change in the Statutory Corporate Tax Rate shall be evidenced by a certificate of the Company.

            "Submission Deadline" shall mean 3:00 p.m., New York City time, on the Business Day preceding any Auction Date or such other time on the Business Day preceding any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

            "Submitted Bid" shall mean with respect to Auction Rate Bonds, Submitted Bid as defined in Section 3.08.

            "Submitted Hold Order" shall mean with respect to Auction Rate Bonds, Submitted Hold Order as defined in Section 3.08.

            "Submitted Order" shall mean with respect to Auction Rate Bonds, Submitted Order as defined in Section 3.08.

            "Submitted Sell Order" shall mean with respect to Auction Rate Bonds, Submitted Sell Order as defined in Section 3.08.

            "Substitute Commercial Paper Dealers" shall mean the commercial paper dealers specified by the Authority at the request of the Company at the time of any Change in the Interest Rate Mode to an Auction Rate or their respective affiliates or successors, if any such person is a commercial paper dealer, provided that none of such persons nor any of their affiliates or successors shall be a Commercial Paper Dealer.

            "Substitute U.S. Government Securities Dealer" shall mean the dealer or dealers in U.S. government securities specified by the Authority at the request of the Company at the time of a Change in the Interest Rate Mode to an Auction Rate, or their respective affiliates or successors, if any such person is a dealer in U.S. government securities, provided that none of such persons nor any of their affiliates or successors shall be a U.S. Government Securities Dealer.

            "Sufficient Clearing Bids" shall mean with respect to Auction Rate Bonds, Sufficient Clearing Bids as defined in Section 3.08.

            "Supplemental Indenture" shall mean any indenture between the Trustee and the Authority entered into pursuant to and in compliance with the provisions of Article XIV hereof amending or supplementing the provisions of this Indenture as originally executed or as theretofore amended or supplemented.

            "Supplemental Participation Agreement" shall mean an agreement supplementing or amending the Participation Agreement.

            "Support Facility" shall mean any instrument satisfactory to the Authority entered into or obtained in connection with the Bonds, such as a letter of credit, committed line of credit, insurance policy, surety bond or standby bond purchase agreement, or any combination of the foregoing, and issued by a bank or banks, other financial institution or institutions, or any combination of the foregoing which provides for the payment of (i) the Purchase Price on Bonds tendered for purchase pursuant to the provisions hereof and the Bond Purchase Trust Agreement and/or (ii) principal of and interest on all Bonds coming due and payable during the term thereof.

            "Support Facility Issuer" shall mean any bank or banks, or other financial institution or institutions which is the issuer of any Support Facility.

            "Tax Regulatory Agreement" shall mean the Tax Regulatory Agreement, dated the Closing Date, between the Authority and the Company, and any and all modifications, alterations, amendments and supplements thereto.

            "Term Period Record Date" shall mean, with respect to each Interest Payment Date during a Term Rate Period, the fifteenth day of the month next preceding such Interest Payment Date.

            "Term Rate" shall mean with respect to each Calculation Period during a Term Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket such Bonds in a secondary market transaction at a price equal to the principal amount thereof;

provided that such rate of interest shall not exceed the lesser of 110% of the Term Rate Index on and as of such date and the Maximum Allowed Rate.

            "Term Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Term Rate Period, the average of the yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), having a term approximately equal to the Term Rate Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term approximately equal to the Term Rate Period, the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in one of its two highest long-term debt rating categories, each Component Issuer must have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its two highest long-term debt rating categories (and the Bonds are not rated in one of the two highest such categories by the other Rating Agency), each Component Issuer must have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Term Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Term Rate Period" shall mean any period during which Bonds bear interest at a Term Rate which period shall commence with the effective date of the Change in the Interest Rate Mode to a Term Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

            "Terminating Event" shall mean:

            (a) Any event or events under the terms of a Support Facility or any agreement providing for the issuance of such Support Facility which would cause the termination of such Support Facility but would specifically allow for the mandatory tender of Bonds pursuant to Section 5.09 with a draw on or borrowing or payment under such Support Facility prior to such termination; or

            (b) Receipt by the Trustee of written notice from the financial institution providing any Credit Facility following a draw on or borrowing or payment under such Credit Facility for payment of interest on the Bonds that the amount so drawn, borrowed or paid has not been reinstated in the amount of such drawing.

            "Treasury Rate" on any date, shall mean (i) the yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned direct obligations of the U.S.

Government having a maturity at the time of issuance of 364 days or less with a remaining maturity closest to the length of such Auction Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less with a remaining maturity closest to the length of such Auction Period, based on bid price quotations on such date obtained by the Auction Agent from a U.S. Government Securities Dealer. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or Dealers and any Substitute U.S. Government Securities Dealer or Dealers selected by the Authority at the request of the Company to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Authority does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

            "Trust Estate" shall mean the meaning assigned to such term in the first paragraph following the recitals herein.

            "Trustee" shall mean the corporation having trust powers appointed by the Authority as Trustee hereunder and serving as such hereunder, and any surviving, resulting or transferee corporation as provided in Section 11.13. References to principal office of the Trustee shall mean the Principal Corporate Trust Office of the Trustee.

            "U.S. Government" shall mean the federal government of the United States of America.

            "U.S. Government Securities Dealers" shall mean the Remarketing Agents for any Auction Rate Bonds, or, in lieu of any thereof, their respective affiliates or successors, provided that any such entity is a U.S. Government securities dealer.

            "Weekly Period Record Date" shall mean, with respect to each Interest Payment Date during a Weekly Rate Period, the Business Day next preceding such Interest Payment Date.

            "Weekly Rate" shall mean with respect to each Calculation Period during a Weekly Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof plus accrued interest thereon; provided that such rate of interest shall not exceed the lesser of 110% of the Weekly Rate Index on and as of such date and the Maximum Allowed Rate.

            "Weekly Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Weekly Rate Period, the average of 30-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Weekly Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

            "Weekly Rate Period" shall mean any period during which the Bonds bear interest at a Weekly Rate; the first such period shall commence on the date of initial issuance of the Bonds and shall extend through the day immediately preceding the earlier of (a) the effective date of a Change in the Interest Rate Mode or (b) the Stated Maturity.

            "Winning Bid Rate" shall mean with respect to Auction Rate Bonds, Winning Bid Rate as defined in Section 3.08.

            SECTION 1.02. Definitions of General Terms. Whenever in this Indenture any governmental unit including the Authority or any official, officer, director or department of a governmental unit, is defined or referred to, such definition or reference shall be deemed to include the governmental unit or official, officer, board, agency, commission, body or department succeeding to or in whom or which is vested, the functions, rights, powers, duties and obligations of such governmental unit, official, officer, director or department, as the case may be, encompassed by this Indenture.

            Unless the context shall clearly indicate otherwise or may otherwise require, in this Indenture words importing persons include firms, partnerships, associations, corporations (public and private), public bodies and natural persons, and also include executors, administrators, trustees, receivers or other representatives.

            Unless the context shall clearly indicate otherwise or may otherwise require computation on other than an annual basis, in this Indenture whenever any interest rate or rate of interest is defined or referred to, such rate shall be a rate per annum.

            Unless the context shall clearly indicate otherwise or may otherwise require, in this Indenture (not including in such term wherever used in this paragraph any Supplemental Indenture): (i) references to articles, sections and other subdivisions, whether by number or letter or otherwise, are to the respective or corresponding articles, sections and subdivisions of this Indenture, as such articles, sections or subdivisions may be amended from time to time; (ii) the terms "herein," "hereunder," "hereby," "hereto," "hereof," and any similar terms, refer to this Indenture and to this Indenture as a whole and not to any particular article, section or subdivision hereof; and (iii) the word "heretofore" means before the time of effectiveness of this Indenture; and the word "hereafter" means after the time of effectiveness of this Indenture.

                                   ARTICLE II

                             AUTHORIZATION OF BONDS

            SECTION 2.01. Limitation on Issuance of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with the provisions of this Article.

            SECTION 2.02. Authorization of Bonds. 1. There is hereby created and established under this Indenture one issue of revenue bonds of the Authority, limited to $224,600,000 in aggregate principal amount, of "Facilities Revenue Bonds, Series 2001A (Consolidated Edison Company of New York, Inc. Project)". In order to distinguish between Bonds which are subject to different interest rate determination methods and other features and to distinguish the portion of the Bonds to be remarketed by any particular Remarketing Agent, the Bonds may be designated and redesignated from time to time by the Authority in such a way as to identify one or more subseries of the Bonds. Such subseries may be designated as subseries A-1, subseries A-2, or subseries A-3, as the case may be, or may be further redesignated as subseries A-1-1, subseries A-2-1, or subseries A-3-1, as the case may be, and so forth. Each Bond shall bear upon the face thereof such designation or redesignation, if any. In the event any series of Bonds is designated as one or more subseries, all references to a series of the Bonds in this Indenture shall refer to each such subseries unless the context otherwise requires. The Bonds, upon original issuance, shall be issued in three separate subseries designated as "2001A-1" in the principal amount of $74,900,000 (the "Series 2001A-1 Bonds"), "2001A-2" in the principal amount of $74,900,000 (the "Series 2001A-2 Bonds") and "2001A-3" in the principal amount of $74,800,000 (the "Series 2001A-3 Bonds").

            2. The Bonds shall be secured by the Trust Estate. The lien, pledge, charge and assignment of the Trust Estate created hereby shall be valid and binding from the time of the effectiveness of this Indenture, as set forth in
Section 17.11, and the Note Payments made under the Note and the Participation Agreement shall be immediately subject thereto upon receipt by the Trustee.

            3. The Bonds are limited obligations of the Authority payable solely from payments to be made by the Company pursuant to the Note and the Participation Agreement and the other monies, rights and properties pledged hereunder including the proceeds of the Support Facility, if any, hereafter obtained with respect thereto and secured by a pledge from the Authority to the Trustee of the Participation Agreement and the Note. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon.

            4. The covenants and agreements herein set forth to be performed by the Authority shall be for the benefit, security and protection of any Holder of the Bonds.

            5. Neither the Trustee nor any Holder of the Bonds shall be required to see that the monies derived from such Bonds are applied to the purpose or purposes for which such Bonds are issued.

            6. The Bonds shall be issued under this Indenture for the purpose of paying a portion of the redemption price of the Prior Bonds.

            7. The Bonds bearing a Commercial Paper Rate, a Daily Rate, a Weekly Rate or a Monthly Rate shall be fully registered Bonds in the denomination of $100,000 or any integral multiple thereof. The Bonds bearing an Auction Rate shall be fully registered Bonds in the denomination of $50,000 or any integral multiple thereof. The Bonds bearing a Semi-annual Rate, a Term Rate or a Fixed Rate shall be fully registered Bonds in the denomination of $5,000 or any integral multiple thereof.

            8. The Bonds shall be numbered consecutively from "2001 A- [insert "1, 2 or 3", as appropriate]-1" upwards as issued, or as otherwise provided by the Registrar and Paying Agent. If the Bonds are redesignated to identify one or more additional subseries, the Bonds shall be numbered in accordance with their subseries designation. The Bonds shall mature on the Stated Maturity.

            9. The Bonds shall be initially issued in fully registered form, without coupons, and dated their date of first authentication and delivery.

            10. Upon any Change in the Interest Rate Mode to an Auction Rate for an Auction Rate Period, there shall be Outstanding an aggregate principal amount of not less than $20,000,000 of Auction Rate Bonds and in the applicable denominations set forth in Section 2.02.7.

            SECTION 2.03. Global Form; Securities Depository. 1. Except as otherwise provided in this Section 2.03, the Bonds in the form of one separate global bond for each subseries shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book entry form by the Securities Depository for the account of the Agent Members thereof.

            Except as provided in subsections (3) and (4) of this Section 2.03, the Bonds of any subseries may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository, or to a successor Securities Depository selected or approved by the Authority, with the consent of the Company, the Trustee, the Auction Agent (if any) and the Remarketing Agent for such subseries, or to a nominee of such successor Securities Depository. Each global certificate for the Bonds shall bear a legend substantially to the following effect: "Except as otherwise provided in Section
2.03 of the Indenture, this global bond may be transferred, in whole but not in part, only to the Securities Depository as defined in the Indenture or a nominee of the Securities Depository or to a successor Securities Depository or to a nominee of a successor Securities Depository."

            2. The Authority, the Company, the Trustee, the Registrar and Paying Agent, the Auction Agent (if any) and the Remarketing Agent shall have no responsibility or obligation with respect to:

            (a) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Bonds;

            (b) the delivery to any Agent Member, beneficial owner of the Bonds or other person, other than the Securities Depository or its nominee as registered owner, of any notice with respect to the Bonds;

            (c) the payment to any Agent Member, beneficial owner of the Bonds or other person, other than the Securities Depository or its nominee as registered owner, of any amount with respect to the principal or premium, if any, or interest on the Bonds;

            (d) its acceptance of any consent given by the Securities Depository or other action taken by the Securities Depository as registered owner; or

            (e) the selection by the Securities Depository or any Agent Members of any beneficial owners to receive payment in the event of a partial redemption of Bonds, except for the Trustee's obligations under Section 5.12.

So long as the certificates for the Bonds of any subseries issued under the Indenture are not issued pursuant to subsection (4) of this Section 2.03, the Authority, the Company, the Trustee, the Auction Agent (if any), the Remarketing Agent and the Registrar and Paying Agent may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of such series or subseries of Bonds for all purposes whatsoever, including without limitation:

            (a) the payment of principal and premium, if any, and interest on such series or subseries of the Bonds;

            (b) giving notices of redemption and other matters with respect to such series or subseries of the Bonds; and

            (c) registering transfers with respect to such series or subseries of the Bonds.

            Payment by the Trustee of principal or redemption price, if any, of and premium, if any, and interest on such Bonds to or upon the order of the Securities Depository or its nominee during any period when it is the registered owner of such Bonds shall be valid and effective to satisfy and discharge fully the Authority's obligation with respect to the amounts so paid.

            3. (a) The Authority may discontinue the use of a Securities Depository for the Bonds at the time of a Change in the Interest Rate Mode.

            (b) Registered ownership of the Bonds may be transferred on the registration books of the Authority maintained by the Registrar and Paying Agent and the Bonds may be delivered in physical form to the following:
      (i) any successor Securities Depository or its nominee; or (ii) any person, upon (A) the resignation of the Securities Depository or (B) the termination by the Authority of the use of the Securities Depository from its functions as depository as set forth in this section, or (C) upon any Change in the Interest Rate Mode to any Adjustable Rate other than an Auction Rate.

            (c) Upon any Change in the Interest Rate Mode to an Auction Rate, the Registrar and Paying Agent shall register the Auction Rate Bonds in the name of the Securities Depository or its nominee and on the effective date of such change provide the Company with a list of the Existing Holders of the Auction Rate Bonds.

            4. If at any time the Securities Depository notifies the Authority and the Company that it is unwilling or unable to continue as Securities Depository with respect to the Bonds or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Authority with the consent of the Company, the Trustee, the Auction Agent (if any) and the Remarketing Agent, within 90 days after the Authority and the Company receive notice or become aware of such condition, as the case may be, this Section shall no longer be applicable and the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds of such series or subseries as provided below. In addition, the Authority may determine at any time, at the request of the Remarketing Agent, that the Bonds shall no longer be represented by global bonds and that the provisions of subsections (1) and (2) above shall no longer apply to such series or subseries of Bonds. In any such event the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds of such series or subseries as provided below. Certificates for the Bonds of any series or subseries issued in exchange for a global bond pursuant to this subsection shall be registered in such names in authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Authority and the Trustee. The Trustee shall deliver such certificates representing the Bonds of such series or subseries to the persons in whose names such Bonds are so registered on the Business Day immediately preceding the first day of an Auction Period (with respect to Auction Rate Bonds during any Auction Rate Period), or the effective date of a Change in the Interest Rate Mode (with respect to any other Change in the Interest Rate Mode), as the case may be.

            5. The Authority and the Trustee are hereby authorized to enter into any arrangements determined necessary or desirable with any Securities Depository in order to effectuate this Section and both of them shall act in accordance with this Indenture and any such agreement. Without limiting the generality of the foregoing, any such arrangements may alter the manner of effecting delivery of Bonds and the transfer of funds for the payment of Bonds to the Securities Depository.

            SECTION 2.04. Limitations on Transfer. So long as the ownership of the Auction Rate Bonds is maintained in book-entry form by the Securities Depository, a beneficial owner or an Existing Holder may sell, transfer or otherwise dispose of Auction Rate Bonds only pursuant to a Bid or Sell Order placed in an Auction or to a Broker-Dealer, provided, however, that (a) sale, transfer or other disposition of Auction Rate Bonds from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Auction Rate Bonds to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 2.04 if such Broker-Dealer remains the Existing Holder of the Auction Rate Bonds so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions such Broker-Dealer to whom such transfer is made shall advise the Auction Agent of such transfer.

            SECTION 2.05. Application of Bond Proceeds. The proceeds of sale of the Bonds shall be deposited with the Trustee for deposit in the Project Fund to be paid out in accordance with Section 8.01.

            SECTION 2.06. Delivery of the Bonds. The Bonds shall be executed by the Authority substantially in the form prescribed by Section 16.01 and in the manner herein set forth and shall be deposited with the Trustee for authentication, but before the Bonds shall initially be delivered by the Trustee, there shall be filed with the Trustee the following:

            (a) an order executed by an Authorized Officer directing the authentication and delivery of the Bonds to or upon the order of the Securities Depository or its nominee, upon payment to the Trustee of the purchase price therein set forth;

            (b) a fully executed counterpart of this Indenture;

            (c) a fully executed counterpart of the Participation Agreement;

            (d) a fully executed counterpart of the Remarketing Agreement;

            (e) the fully executed Initial Support Facility;

            (f) a fully executed counterpart of the Bond Purchase Trust
      Agreement;

            (g) the fully executed Note;

            (h) a fully executed counterpart of the Tax Regulatory Agreement;

            (i) an opinion of Counsel to the Company, addressed to the Underwriters (as defined in the Bond Purchase Agreement), with reliance letter addressed to the Authority, the Trustee and the Initial Support Facility Issuer, substantially to the effect, and dated as, required by
      Section 7(d)(6)(ii) of the Bond Purchase Agreement;

            (j) opinion of counsel to the Initial Support Facility Issuer, addressed to the Initial Support Facility Issuer and the Company, which opinion authorizes the Underwriters (as defined in the Bond Purchase Agreement), the Authority, the Trustee, the Registrar and Paying Agent and the Rating Agencies to rely thereon as though such opinion were addressed to them, substantially to the effect required by Section 7(d)(6)(iv) of the Bond Purchase Agreement;

            (k) Opinion of Bond Counsel to the Authority and the Trustee (i) as to the validity of the Bonds and (ii) that all conditions precedent to the issuance of the Bonds have been met.

            When the documents mentioned in clauses (a) to (k), inclusive, of this Section shall have been filed with the Trustee, and when the Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Bonds to the Securities Depository, but only upon payment to the Trustee of the purchase price of the Bonds specified in said order.

                                   ARTICLE III

                                INTEREST ON BONDS

      SECTION 3.01. Interest on Bonds-General. 1. Interest accruing on Bonds bearing interest at a Commercial Paper Rate, a Daily Rate, a Weekly Rate, a Monthly Rate or a Semi-annual Rate, shall be computed on the basis of a 365 or 366-day year, as applicable, for the number of days actually elapsed. Interest accruing on Bonds bearing interest at a Term Rate or a Fixed Rate shall be computed on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months. Interest accruing on Bonds bearing interest at an Auction Rate shall be computed on the basis of a 360-day year for the number of days actually elapsed. Bonds shall bear interest from the date of issuance thereof payable in arrears on each Interest Payment Date. The Bonds issued upon transfers or exchanges of Bonds shall bear interest from the Interest Payment Date next preceding their date of authentication, unless the date of authentication is an Interest Payment Date in which case such Bonds shall bear interest from such date, or unless the date of authentication is after the Record Date next preceding the next succeeding Interest Payment Date, in which case such Bonds shall bear interest from such next succeeding Interest Payment Date.

            2. The Bonds shall initially bear interest at a Weekly Rate during a Weekly Rate Period. Each of the Series of Bonds shall bear interest at 2.25% for the period from and including the Closing Date to and including the following Tuesday. From and after any Change in the Interest Rate Mode pursuant to Section
4.01 or 4.02, the Bonds with respect to which such change is effective shall bear interest determined in accordance with the provisions of this Indenture pertaining to the new Adjustable Rate or the Fixed Rate, as the case may be. Bonds shall bear interest for each Calculation Period, Auction Period or Fixed Rate Period, as the case may be, at the rate of interest per annum for such Calculation Period, Auction Period or Fixed Rate Period established in accordance with this Indenture. Interest shall be payable on each Interest Payment Date by check mailed to the registered owner at his or her address as it appears on the registration books kept by the Registrar and Paying Agent pursuant to the Indenture at the close of business on the applicable Record Date; provided, that (i) while the Securities Depository is the registered owner of the Bonds, all payments of principal of, premium, if any, and interest on the Bonds shall be paid to the Securities Depository or its nominee by wire transfer, (ii) prior to and including a Fixed Rate Conversion Date, interest on the Bonds shall be payable to any registered owner of at least one million dollars ($1,000,000) in aggregate principal amount of Bonds by wire transfer, upon written notice received by the Registrar and Paying Agent at least five days prior to the applicable Record Date, from such registered owner containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed and (iii) during a Commercial Paper Rate Period, interest shall be payable on the Bonds only upon presentation and surrender thereof to the Registrar and Paying Agent upon purchase thereof pursuant to Section 5.03 and if such presentation and surrender is made by 2:00 p.m. (New York City time) such payment shall be by wire transfer. If and to the extent that there shall be a default in the payment of the interest due on any Interest Payment Date, such interest shall cease to be payable to the person in whose name each Bond of such series was registered on such applicable Record Date and shall be payable, when and if paid to the person in whose name each Bond of such series is registered at the close of business on the record date fixed therefor by the Trustee, which shall be the fifth Business Day next preceding the date of the proposed payment. Except as provided above, payment of the principal of and premium, if any, on all Bonds shall be made upon the


                                     III-1
presentation and surrender of such Bonds at the principal office of the Registrar and Paying Agent as the same shall become due and payable. The principal of and premium, if any, and interest on the Bonds shall be payable in lawful money of the United States of America.

            3. Not less than one Business Day prior to each Computation Date and two Business Days prior to a Fixed Rate Conversion Date, the Indexing Agent shall establish and provide to the Remarketing Agent the related rate index as set forth in the definition of such rate index in Section 1.01; provided that, for each Calculation Period during a Daily Rate Period, the Indexing Agent shall establish and provide the related rate index to the Remarketing Agent on each Determination Date; and provided further that, for each Calculation Period during a Monthly Rate Period, the Indexing Agent shall establish and provide the related rate index to the Remarketing Agent not later than each Computation Date. Notwithstanding the foregoing, in the event that the Remarketing Agent, in its sole judgment, shall determine on a Determination Date that any Daily Rate Index, Weekly Rate Index or any Commercial Paper Rate Index so established is sufficiently non-representative of current market conditions that the Bonds may not be remarketed at par if such rate is set at a rate not greater than 110% of the applicable rate index, the Remarketing Agent may establish a new rate index on a Determination Date in accordance with the procedures and standards described in the definition of such rate index and for purposes of such rate index so established, all references to Indexing Agent in this Indenture shall be deemed to refer to the Remarketing Agent. On any date when any Weekly Rate Index or any Commercial Paper Rate Index is established by the Remarketing Agent pursuant to this paragraph, such rate index shall have the respective meaning set forth in Section 1.01 (except as otherwise provided in the preceding sentence); provided that for any Commercial Paper Rate Index, the Remarketing Agent shall select securities (whether or not actually issued) having a term approximately equal to the applicable Commercial Paper Rate Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term approximately equal to (or as close thereto as is practicably available) the applicable Commercial Paper Rate Period.

            4. By 12:00 noon (New York City time) on each Determination Date or by 3:00 p.m. (New York City time) on each Auction Date, as the case may be, the Remarketing Agent or the Auction Agent, as the case may be, shall make available to the Authority, the Trustee, the Registrar and Paying Agent, any issuer of a Support Facility, the Company, any Broker-Dealer or any registered owner of a Bond the interest rate or rates determined on such Determination Date or Auction Date.

            5. If for any reason on any Determination Date (A) any rate of interest for a Calculation Period is not determined by the Remarketing Agent,
(B) no Remarketing Agent is serving as such hereunder or (C) the rate so determined is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, (i) during any Daily Rate Period, the interest rate for the next succeeding Calculation Period shall be the last interest rate in effect, or, if a Daily Rate is not determined by the Remarketing Agent hereunder for five or more consecutive Business Days on the next and each succeeding Determination Date, the Daily Rate shall be a rate per annum equal to 80% of the latest 30-day dealer taxable commercial paper rate published by the Federal Reserve Bank of New York on or immediately before such Determination Date, (ii) during any Weekly Rate Period, the interest rate for the next succeeding Calculation Period shall be the last interest rate in effect, or, if a Weekly Rate is not determined by the Remarketing Agent for two or more consecutive Calculation Periods, the Weekly Rate shall be equal to 85% of the latest 30-day dealer taxable commercial paper rate published by the Federal Reserve


                                     III-2

Bank of New York on or before the day next preceding such Determination Date,
(iii) during any Monthly Rate, Semi-annual Rate or Term Rate Period, the interest rate per annum for the next succeeding Calculation Period shall be equal to 85% of the rate listed in the table most recently circulated by the United States Treasury Department known as "Table [applicable dates shown on the most recent Table], Maximum Interest Rate Payable on United States Treasury Certificates of Indebtedness, Notes and Bonds-State and Local Government Series Subscribed for During Period [applicable dates shown on the most recent Table]" or any substantially equivalent table circulated by the United States Treasury Department for the maturity most closely approximating the Calculation Period, and (iv) during any Commercial Paper Rate Period, the next succeeding Calculation Period shall be a Calculation Period which shall consist of the period from and including the prior Interest Payment Date to but excluding the first Business Day of the following calendar month and the Commercial Paper Rate shall be equal to 85% of the interest rate applicable to 90-day United States Treasury Bills determined on the basis of the average per annum discount rate at which such 90-day Treasury Bills shall have been sold at the most recent Treasury auction within the 30 days next preceding such Calculation Period, or if there shall have been no such auction within the 30 days next preceding such Calculation Period, the Commercial Paper Rate shall be equal to the rate of interest borne by such Bond during the next preceding Calculation Period for such Bond. The rate of interest or Calculation Period and related Commercial Paper Rate shall be established pursuant to this subsection 5 until the Remarketing Agent again determines the rates of interest or Calculation Periods and related Commercial Paper Rates in accordance with this Indenture. The Trustee shall, upon the direction of the Company, select any person otherwise meeting the qualifications of Section 11.14 to obtain, calculate and prepare any of the information required by this subsection 5.

            6. The determination of any rate of interest by the Remarketing Agent in accordance with this Indenture or by the Auction Agent in accordance with the Auction Procedures applicable to Auction Rate Bonds, or the establishment of Calculation Periods or Auction Periods by the Remarketing Agent as provided in this Indenture shall be conclusive and binding upon the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Remarketing Agent, the Auction Agent, any issuer of a Support Facility, all Broker-Dealers and the registered or beneficial owners of the Bonds. Failure of the Remarketing Agent, the Trustee, the Registrar and Paying Agent, the Auction Agent or the Securities Depository or any Securities Depository participant to give any of the notices described in this Indenture, or any defect therein, shall not affect the interest rate to be borne by any of the Bonds nor the applicable Calculation Period or Auction Period nor in any way change the rights of the registered owners of the Bonds to tender their Bonds for purchase or to have them redeemed in accordance with this Indenture.

            7. No transfer or exchange of Bonds shall be required to be made by the Registrar and Paying Agent after a Record Date until the next succeeding Interest Payment Date.

            8. Except as otherwise provided in this subsection 8, the Trustee shall calculate and notify the Registrar and Paying Agent of the amount of interest due and payable on each Interest Payment Date or date on which a Bond is subject to purchase by 10:00 a.m. on the Business Day next preceding such Interest Payment Date or date set for purchase, as the case may be, unless such date is a date on which the interest rate is determined, in which case the amount of interest due and payable shall be calculated by 12:15 p.m. on such date. In preparing such calculation the Trustee may conclusively rely on calculations or other services provided by the Auction Agent, the Remarketing Agent, the Company or any


                                     III-3
person or persons selected by the Trustee in its discretion. During a Commercial Paper Rate Period, the Remarketing Agent shall notify the Trustee, the Registrar and Paying Agent and the Company of the amount of interest due and payable on each Interest Payment Date by 10:00 a.m. on the Business Day next preceding such Interest Payment Date. During an Auction Rate Period, the Auction Agent shall notify the Trustee and the Registrar and Paying Agent at least seven days prior to each Interest Payment Date of the Auction Rate and the aggregate amount of interest payable on such Interest Payment Date.

            9. Anything herein to the contrary notwithstanding, in no event shall the interest rate borne by any Bond exceed the maximum rate allowable by applicable law.

            SECTION 3.02. Commercial Paper Rate. 1. During any Commercial Paper Rate Period, at or prior to 12:00 noon (New York City time) on each Determination Date, the Remarketing Agent shall establish Calculation Periods and related Commercial Paper Rates. In determining Calculation Periods, the Remarketing Agent shall take the following factors into account: (i) existing short-term taxable and tax-exempt market rates and indices of such short-term rates, (ii) the existing market supply and demand for short-term tax-exempt securities, (iii) existing yield curves for short-term and long-term tax-exempt securities or obligations having a credit rating that is comparable to the Bonds, (iv) general economic conditions, (v) economic and financial factors present in the securities industry that may affect or that may be relevant to the Bonds and (vi) any information available to the Remarketing Agent pertaining to the Company regarding any events or anticipated events which could have a direct impact on the marketability of or interest rates on the Bonds. The Remarketing Agent shall select the Calculation Periods and the applicable Commercial Paper Rates that, together with all other Calculation Periods and related Commercial Paper Rates, in the sole judgment of the Remarketing Agent, will result in the lowest overall borrowing cost on the Bonds or are otherwise in the best financial interests of the Company, as determined in consultation with the Company. Any Calculation Period established hereunder may not extend beyond the second Business Day next preceding the expiration date of the Support Facility or the day prior to the Stated Maturity.

            2. The Authority, at the request of the Company, may place such limitations upon the establishment of Calculation Periods pursuant to subsection 1 hereof as may be set forth in a written direction from the Authority, which direction must be received by the Trustee and the Remarketing Agent prior to 10:00 a.m. (New York City time) on the day prior to any Determination Date to be effective on such date, but only if the Trustee receives an Opinion of Bond Counsel to the effect that such action is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes.

            SECTION 3.03. Auction Rate Period - Auction Rate: Auction Period - General. 1. During any Auction Rate Period, the Auction Rate Bonds shall bear interest at the Auction Rate determined as set forth in this Section 3.03 and Sections 3.04 through 3.10. The Auction Rate for any initial Auction Period immediately after any Change in the Interest Rate Mode to an Auction Rate for an Auction Rate Period, shall be the rate of interest per annum determined and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent on a date not later than the effective date of such Change in the Interest Rate Mode as the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary as of such date to market


                                     III-4

Auction Rate Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such interest rate shall not exceed the Maximum Allowed Rate. For any other Auction Period, the Auction Rate shall be the rate of interest per annum that results from implementation of the Auction Procedures. If on any Auction Date the Auction Agent shall fail to take any action necessary to determine, or take any action which effectively prevents the determination of, a rate of interest pursuant to the Auction Procedures, the Auction Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as provided in clause (i) of the definition thereof on and as of such Auction Date. Determination of the Auction Rate pursuant to the Auction Procedures shall be suspended upon a Change in the Interest Rate Mode, the occurrence of a Failure to Deposit or the occurrence of an Event of Default. Upon the occurrence of a Failure to Deposit on any Auction Date, no Auction will be held, all Submitted Bids and Submitted Sell Orders shall be rejected, the existence of Sufficient Clearing Bids shall be of no effect and the Auction Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate on and as of such Auction Date. The Auction Rate for any Auction Period or remaining portion thereof following the occurrence of an Event of Default shall be equal to the Overdue Rate as determined on and as of the immediately preceding Auction Date. The Overdue Rate shall be redetermined by the Remarketing Agent on each Auction Date.

            2. Auction Periods may be established pursuant to Section 3.04 at any time unless a Failure to Deposit or an Event of Default has occurred and has not been cured or waived. Each Auction Period shall be a Standard Auction Period unless a different Auction Period is established pursuant to Section 3.04 and each Auction Period which immediately succeeds a non-Standard Auction Period shall be a Standard Auction Period unless a different Auction Period is established pursuant to Section 3.04.

            SECTION 3.04. Auction Rate Period - Auction Rate Bonds: Change of Auction Period by Authority. 1. During an Auction Rate Period the Authority, at the request of the Company, may change the length of a single Auction Period or the Standard Auction Period by means of a written notice delivered at least 10 days prior to the Auction Date for such Auction Period to the Trustee, the Remarketing Agent, the Auction Agent, the Company and the Securities Depository in substantially the form furnished to the Trustee and the Auction Agent at the time of a Change in the Interest Rate Mode to an Auction Rate. Any Auction Period or Standard Auction Period established by the Authority pursuant to this
Section 3.04 may not exceed 365 days in duration. If such Auction Period will be of less than 28 days, such notice shall be effective only if it is accompanied by a written statement of the Registrar and Paying Agent, the Trustee, the Remarketing Agent and the Auction Agent to the effect that they are capable of performing their duties hereunder and under the Remarketing Agreement and the Auction Agency Agreement with respect to such Auction Period. If such notice specifies a change in the length of the Standard Auction Period, such notice shall be effective only if it is accompanied by the written consent of the Remarketing Agent to such change. The length of an Auction Period or the Standard Auction Period may not be changed pursuant to this Section 3.04 unless Sufficient Clearing Bids existed at both the Auction immediately preceding the date the notice of such change was given and the Auction immediately preceding such changed Auction Period.

            2. The change in length of an Auction Period or the Standard Auction Period shall take effect only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the Auction Date for such Auction Period, a certificate from the


                                     III-5

Authority, on behalf of the Company, by telecopy or similar means in substantially the form furnished to the Trustee and the Auction Agent at the time of a Change in the Interest Rate Mode to an Auction Rate authorizing the change in the Auction Period or the Standard Auction Period, which shall be specified in such certificate, and confirming that Bond Counsel expects to be able to give an Opinion of Bond Counsel on the first day of such Auction Period,
(B) the Trustee shall not have delivered to the Auction Agent by 12:00 noon (New York City time) on the Auction Date for such Auction Period notice that a Failure to Deposit has occurred, (C) Sufficient Clearing Bids exist at the Auction on the Auction Date for such Auction Period, and (D) the Trustee and the Auction Agent receive by 9:30 a.m. (New York City time) on the first day of such Auction Period, an opinion of Bond Counsel to the effect that the change in the Auction Period or the Standard Auction Period is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes. If the condition referred to in (A) above is not met, the Auction Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures and the next succeeding Auction Period shall be a Standard Auction Period. If any of the conditions referred to in (B), (C) or (D) above is not met, the Auction Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as determined as of such Auction Date.

            3. On the effective date of any change in the length of the Auction Period or Standard Auction Period, any Auction Rate Bonds which are not the subject of a specific Order shall be deemed to be subject to a Sell Order.

            4. In the event of a Change in the Interest Rate Mode to an Auction Rate during an Auction Rate Period, the Authority, at the request of the Company, shall determine the length of the initial Auction Period and may change the length of a single or the Standard Auction Period by means of a written notice delivered on or prior to the effective date of such Change in the Interest Rate Mode to an Auction Rate during an Auction Rate Period to the Trustee, the Remarketing Agent, the Auction Agent and the Credit Facility Issuer. Notwithstanding anything to the contrary in paragraphs 1 and 2 of this
Section 3.04, the determination of the initial Auction Period shall take effect on the effective date of such Change in the Interest Rate Mode to an Auction Rate during an Auction Rate Period. Notwithstanding anything to the contrary in paragraphs 1 and 2 of this Section 3.04, the change in the length of a single Auction Period or the Standard Auction Period shall take effect only if the Trustee, the Credit Facility Issuer and the Auction Agent receive on the effective date of such Change in the Interest Rate Mode to an Auction Rate during an Auction Rate Period, an opinion of Bond Counsel to the effect that the change in the Auction Period or the Standard Auction Period is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes.

            SECTION 3.05. Auction Rate Period - Auction Rate Bonds: Change of Auction Date by Remarketing Agent. During an Auction Rate Period the Remarketing Agent, with the written consent of the Company, may change, in order to conform with then-current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date, the Auction Date for all future Auction Periods to a different day, so long as the first such Auction Date will be a Business Day in the calendar week in which the next succeeding Auction Date is then scheduled to occur. If a change in an Auction Date is undertaken in


                                     III-6
conjunction with a change in an Auction Period and the conditions for the establishment of such change in Auction Period are not met, the Auction Date may be, and the next succeeding Auction Period may be adjusted to end on, a Business Day in the calendar week in which such Auction Date was scheduled to occur and such Auction Period was scheduled to end to accommodate the change in the Auction Date. The Remarketing Agent shall deliver a written notice of its determination to change an Auction Date by means of a written notice delivered at least 10 days prior to the Auction Date immediately preceding such Auction Date, or with respect to a Change in the Interest Rate Mode to an Auction Rate on or prior to the effective date of such Change in the Interest Rate Mode, to the Authority, the Trustee, the Auction Agent, the Company and the Securities Depository which shall state (i) the determination of the Remarketing Agent to change the Auction Date, (ii) the new Auction Date and (iii) the date on which such Auction Date shall be changed. If as a result of any proposed change in the Auction Date any Auction Period would be less than 28 days in duration, such notice shall be effective only if it is accompanied by a written statement of the Auction Agent, the Registrar and Paying Agent and the Trustee to the effect that they are capable of performing their duties hereunder and under the Auction Agency Agreement with respect to any such Auction Period.

            SECTION 3.06. Auction Rate Period - Auction Rate Bonds: Orders by Beneficial Owners and Potential Beneficial Owners. (a) Prior to the Submission Deadline on each Auction Date during the Auction Rate Period, the following orders may be submitted:

            (i) each Beneficial Owner may submit to the Broker-Dealer by telephone or otherwise information as to:

                  (A) the principal amount of Outstanding Auction Rate Bonds, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Auction Rate for the next succeeding Auction Period;

                  (B) the principal amount of Outstanding Auction Rate Bonds, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell if the Auction Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Beneficial Owner and/or

                  (C) the principal amount of Outstanding Auction Rate Bonds, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Auction Rate for the next succeeding Auction Period;

            (ii) one or more Broker-Dealers may contact Potential Beneficial Owners by telephone or otherwise to determine the principal amount of Auction Rate Bonds which each such Potential Beneficial Owner offers to purchase if the Auction Rate for the next succeeding Auction Period shall not be less than the interest rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B) or (i)(C) or clause (ii) above is hereinafter referred to as an "Order" and collectively as "Orders" and


                                     III-7
each Beneficial Owner and each Potential Beneficial Owner placing an Order is hereinafter referred to as a "Bidder" collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) above is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or clause (ii) above is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) above is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders". The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders" and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders".

            Orders may be submitted in principal amounts of $50,000 or any integral multiple thereof.

            (b)(i)Subject to the provisions of Section 3.07, a Bid by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:

                  (A) the principal amount of Outstanding Auction Rate Bonds specified in such Bid if the Auction Rate determined on such Auction Date shall be less than the interest rate per annum specified therein; or

                  (B) such principal amount or a lesser principal amount of
            Outstanding Auction Rate Bonds to be determined as set forth in subsection (a)(iv) of Section 3.09 if the Auction Rate determined on such Auction Date shall be equal to the interest rate per annum specified therein; or

                  (C) such principal amount or a lesser principal amount of
            Outstanding Auction Rate Bonds to be determined as set forth in subsection (b)(iii) of Section 3.09 if such specified rate shall be higher than the Maximum Auction Rate and Sufficient Clearing Bids do not exist.

            (ii) Subject to the provisions of Section 3.07, a Sell Order by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:

                  (A) the principal amount of Outstanding Auction Rate Bonds specified in such Sell Order; or

                  (B) such principal amount or a lesser principal amount of
            Outstanding Auction Rate Bonds as set forth in subsection (b)(iii) of Section 3.09 if Sufficient Clearing Bids do not exist.

            (iii) Subject to the provisions of Section 3.07, a Bid by a Potential Beneficial Owner or a Potential Holder shall constitute an irrevocable offer to purchase:


                                     III-8

                  (A) the principal amount of Outstanding Auction Rate Bonds specified in such Bid if the Auction Rate determined on such Auction Date shall be higher than the rate specified therein; or

                  (B) such principal amount or a lesser principal amount of
            Outstanding Auction Rate Bonds as set forth in subsection (a)(v) of
            Section 3.09 if the Auction Rate determined on such Auction Date shall be equal to such specified rate.

            SECTION 3.07. Auction Rate Period - Auction Rate Bonds: Submission of Orders by Broker-Dealers to Auction Agent. (a) During an Auction Rate Period each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date, all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Company) as
(x) an Existing Holder in respect of the principal amount of Auction Rate Bonds subject to Orders submitted or deemed submitted to it by Beneficial Owners or
(y) a Potential Holder in respect of the principal amount of the Auction Rate Bonds subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each such Order:

            (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Company);

            (ii) the aggregate principal amount of Auction Rate Bonds that are subject to such Order;

            (iii) to the extent that such Bidder is an Existing Holder:

                  (A) the principal amount of Auction Rate Bonds, if any,
            subject to any Hold Order placed by such Existing Holder;

                  (B) the principal amount of Auction Rate Bonds, if any,
            subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                  (C) the principal amount of Auction Rate Bonds, if any,
            subject to any Sell Order placed by such Existing Holder; and

            (iv) to the extent such Bidder is a Potential Holder, the principal amount of Auction Rate Bonds subject to any Bid placed by such Potential Holder and the rate specified in such Bid.

            (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

            (c) If an Order or Orders covering all Outstanding Auction Rate Bonds held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the principal amount of Outstanding Auction Rate Bonds held by such Existing Holder and not subject to Orders


                                     III-9
submitted to the Auction Agent; provided, however, that if there is a change in the length of the Auction Period or Standard Auction Period and Orders have not been submitted to the Auction Agent prior to the Submission Deadline covering the aggregate principal amount of Auction Rate Bonds that are subject to such change in the length of the Auction Period or Standard Auction Period, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Holder covering the principal amount of Auction Rate Bonds subject to such change and not subject to Orders submitted to the Auction Agent.

            (d) Neither the Authority, the Company, the Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder, Beneficial Owner, Potential Holder or Potential Beneficial Owner.

            (e) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Auction Rate Bonds held by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

                  (i) all Hold Orders shall be considered valid, but only up to and including the principal amount of Auction Rate Bonds held by such Existing Holder, and, if the aggregate principal amount of Auction Rate Bonds subject to such Hold Orders exceeds the aggregate principal amount of Outstanding Auction Rate Bonds held by such Existing Holder, the aggregate principal amount of Auction Rate Bonds subject to each such Hold Order shall be reduced pro rata to cover the aggregate principal amount of Outstanding Auction Rate Bonds held by such Existing Holder;

                  (ii) (A) any Bid shall be considered valid up to and including the excess of the principal amount of Outstanding Auction Rate Bonds held by such Existing Holder over the aggregate principal amount of Auction Rate Bonds subject to any Hold Orders referred to in paragraph (i) above;

                        (B) subject to clause (A) above, if more than one Bid
                  with the same rate is submitted on behalf of such Existing Holder and the aggregate principal amount of Outstanding Auction Rate Bonds subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, the principal amount of Auction Rate Bonds subject to each Bid with the same rate shall be reduced pro rata to cover the principal amount of Auction Rate Bonds equal to such excess;

                        (C) subject to clauses (A) and (B) above, if more than
                  one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to and including the amount of such excess; and

                        (D) in any such event, the aggregate principal amount of
                  Outstanding Auction Rate Bonds, if any, subject to any portion of Bids not valid under this


                                     III-10
                  paragraph (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders shall be considered valid up to and
            including the excess of the principal amount of Outstanding Auction Rate Bonds held by such Existing Holder over the aggregate principal amount of Auction Rate Bonds subject to valid Hold Orders referred to in paragraph (i) of this subsection (e) and valid Bids referred to in paragraph (ii) of this subsection (e).

            (f) If more than one Bid for Auction Rate Bonds is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid for Auction Rate Bonds with the rate and principal amount therein specified.

            (g) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate principal amount of Auction Rate Bonds not equal to $50,000 or an integral multiple thereof shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate principal amount of Auction Rate Bonds not equal to $50,000 or an integral multiple thereof shall be rejected.

            (h) Any Bid submitted by an Existing Holder or a Beneficial Owner specifying a rate lower than the All Hold Rate, if any, shall be treated as a Bid specifying the All Hold Rate, if any, and will not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder.

            SECTION 3.08. Auction Rate Period - Auction Rate Bonds:
Determination of Sufficient Clearing Bids, Winning Bid Rate and Auction Rate.
(a) During an Auction Rate Period not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

                  (i) the excess of the total principal amount of Outstanding
            Auction Rate Bonds over the aggregate principal amount of Outstanding Auction Rate Bonds subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Auction Rate Bonds"); and

                  (ii) from the Submitted Orders whether the aggregate principal amount of Outstanding Auction Rate Bonds subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Auction Rate exceeds or is equal to the sum of:

                        (A) the aggregate principal amount of Outstanding
                  Auction Rate Bonds subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Auction Rate; and


                                     III-11

                        (B) the aggregate principal amount of Outstanding
                  Auction Rate Bonds subject to Submitted Sell Orders

            (in the event of such excess or such equality (other than because the sum of the principal amounts of Auction Rate Bonds in clauses
            (A) and (B) above is zero because all of the Outstanding Auction Rate Bonds are subject to Submitted Hold Orders), such Submitted Bids by Potential Holders are hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                  (iii) if Sufficient Clearing Bids exist, the lowest rate
            specified in the Submitted Bids (the "Winning Bid Rate") which if:

                        (A)(I) each Submitted Bid from Existing Holders
                  specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the principal amount of Auction Rate Bonds that are the subject of such Submitted Bids; and

                        (B)(I) each Submitted Bid from Potential Holders
                  specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted, would result in such Existing Holders described in clause (A) above continuing to hold an aggregate principal amount of Outstanding Auction Rate Bonds which, when added to the aggregate principal amount of Outstanding Auction Rate Bonds to be purchased by such Potential Holders described in clause
                  (B) above, would equal not less than the Available Auction Rate Bonds.

            (b) Promptly after the Auction Agent has made the determinations pursuant to subsection (a) of this Section 3.08, the Auction Agent, by telecopy confirmed in writing, shall advise the Company and the Trustee and the Broker-Dealers of the Maximum Auction Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Auction Period as follows:

                  (i) if Sufficient Clearing Bids exist, the Auction Rate for the next succeeding Auction Period therefor shall be equal to the Winning Bid Rate so determined;

                  (ii) if Sufficient Clearing Bids do not exist (other than
            because all of the Outstanding Auction Rate Bonds are the subject of Submitted Hold Orders), the Auction Rate for the next succeeding Auction Period therefor shall be equal to the Maximum Auction Rate; and

                  (iii) if all of the Outstanding Auction Rate Bonds are subject to Submitted Hold Orders, the Auction Rate for the next succeeding Auction Period therefor shall be equal to the All Hold Rate.


                                     III-12

            SECTION 3.09. Auction Rate Period - Auction Rate Bonds: Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Auction Rate Bonds. During an Auction Rate Period Existing Holders shall continue to hold the principal amounts of Auction Rate Bonds that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to subsection (a) of this Section 3.09, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected, and the Auction Agent shall take such other actions as are set forth below:

            (a) If Sufficient Clearing Bids exist, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (e) and (f) of this Section 3.09, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                  (i) Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bids;

                  (iv) each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Bonds subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Bonds (the "remaining principal amount") equal to the excess of Available Auction Rate Bonds over the aggregate principal amount of the Auction Rate Bonds subject to Submitted Bids described in paragraphs (ii) and (iii) of this subsection (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the principal amount of Auction Rate Bonds subject to such Submitted Bid, but only in an amount equal to the principal amount of Auction Rate Bonds obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Bonds held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the principal amounts of Auction Rate Bonds subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                  (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the principal amount


                                     III-13
            of Auction Rate Bonds obtained by multiplying the excess of the Outstanding Available Auction Rate Bonds over the aggregate principal amount of Auction Rate Bonds subject to Submitted Bids described in paragraphs (ii), (iii) and (iv) of this subsection (a) by a fraction the numerator of which shall be the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bid of such Potential Holder and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Bonds subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

            (b) If Sufficient Clearing Bids do not exist (other than because all of the Outstanding Auction Rate Bonds are subject to Submitted Hold Orders), subject to the provisions of subsection (e) of this Section 3.09, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                  (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Auction Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Auction Rate shall be accepted, thus requiring each such Potential Holder to purchase the aggregate principal amount of Auction Rate Bonds subject to such Submitted Bids; and

                  (iii) each Existing Holder's Submitted Bid specifying any rate that is higher than the Maximum Auction Rate and the Submitted Sell Order of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Bonds subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Bonds obtained by multiplying the aggregate principal amount of Auction Rate Bonds subject to Submitted Bids described in paragraph (ii) of this subsection (b) by a fraction, the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Bonds held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Bonds subject to all such Submitted Bids and Submitted Sell Orders.

            (c) If all Outstanding Auction Rate Bonds are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

            (d) If (i) the Auction Agent shall fail to take any action necessary to determine, or take any action which effectively prevents the determination of, an interest rate pursuant to the Auction Procedures or
      (ii) the conditions set forth in subsection 2 of Section 3.04 to effect a change in the


                                     III-14

      Auction Period are not met, all Submitted Bids and Submitted Sell Orders shall be rejected and the existence of Sufficient Clearing Bids shall be of no effect.

            (e) If, as a result of the procedures described in subsection (a) or
      (b) of this Section 3.09, any Existing Holder would be entitled or required to sell, or any Potential Holder would be required to purchase, a principal amount of Auction Rate Bonds that is not equal to $50,000 or an integral multiple thereof, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, round up or down the principal amount of such Auction Rate Bonds to be purchased or sold by any Existing Holder or Potential Holder so that the principal amount purchased or sold by each Existing Holder or Potential Holder shall be equal to $50,000 or an integral multiple thereof.

            (f) If, as a result of the procedures described in subsection (a) of this Section 3.09, any Potential Holder would be entitled or required to purchase less than $50,000 in aggregate principal amount of Auction Rate Bonds, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, allocate Auction Rate Bonds for purchase among Potential Holders so that only Auction Rate Bonds in principal amounts of $50,000 or an integral multiple thereof are purchased by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Auction Rate Bonds.

            (g) Based on the results of each Auction, the Auction Agent shall determine the aggregate principal amounts of Auction Rate Bonds to be purchased and the aggregate principal amounts of Auction Rate Bonds to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate principal amount of Auction Rate Bonds to be sold differs from such aggregate principal amount of Auction Rate Bonds to be purchased, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Auction Rate Bonds.

            (h) None of the Authority, the Company or any Affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an Affiliate of the Company may submit Orders in an Auction but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds Auction Rate Bonds for its own account, it must submit a Sell Order on the next Auction Date with respect to such Auction Rate Bonds.

            SECTION 3.10. Auction Rate Period - Auction Rate Bonds: Adjustment in Percentage. 1. During an Auction Rate Period the Remarketing Agent may adjust the percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate if any such adjustment is necessary, in the judgment of the Remarketing Agent, to reflect any Change of Preference Law such that the All Hold Rate and Maximum Auction Rate shall have substantially equal market values before and after such Change of Preference Law. In making any such adjustment, the Remarketing Agent shall take the following factors, as in existence both before and after such Change of Preference Law, into account: (i) short-term taxable and tax-exempt market rates and indices of such short-term rates, (ii) the market supply and demand for short-term tax-exempt securities, (iii) yield curves


                                     III-15
for short-term and long-term tax-exempt securities or obligations having a credit rating that is comparable to the Bonds, (iv) general economic conditions and (v) economic and financial factors present in the securities industry that may affect or that may be relevant to the Bonds.

            2. The Remarketing Agent shall communicate its determination to adjust the percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate pursuant to subsection 1 hereof by means of a written notice delivered at least five days prior to the Auction Date on which the Remarketing Agent desires to effect the change to the Authority, the Trustee, the Auction Agent and the Company in substantially the form attached to the Auction Agency Agreement. Such notice is required to state the determination of the Remarketing Agent to change such percentage and the date such adjustment is proposed to take effect (which date shall be an Auction
Date). Upon receiving approval of the Company (which approval shall not be unreasonably withheld), by means of a written notice delivered at least 10 days prior to the Auction Date on which the Remarketing Agent desires to effect the change to the Trustee, the Authority and the Auction Agent in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit E. Such notice is required to state the determination of the Remarketing Agent to change such percentages and the date such adjustment is proposed to take effect (which date shall be an Auction Date). Such notice shall be effective only if it is accompanied by the form of opinion that Bond Counsel expects to be able to give on such Auction Date to the effect that such adjustment is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Auction Rate Bonds from gross income for federal income tax purposes. The Auction Agent is required to mail notice thereof to the Existing Holders within two Business Days of receipt thereof.

            3. An adjustment in the percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate shall take effect on an Auction Date only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m. (New York City time) on the Business Day immediately preceding such Auction Date, a certificate from the Remarketing Agent by telecopy or similar means, (i) authorizing the adjustment of the percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate which shall be specified in such authorization, and (ii) confirming that Bond Counsel expects to be able to give an opinion on such Auction Date to the effect that the adjustment in the percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Auction Rate Bonds from gross income for federal income tax purposes, and (B) the Trustee and the Auction Agent receive by 9:30 a.m. (New York City time) on such Auction Date, an opinion of Bond Counsel to the effect that the adjustment in the percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Auction Rate Bonds from gross income for federal income tax purposes. If the condition referred to in (A) above is not met, the existing percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate shall remain in effect and the Auction Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures. If the condition referred to in (B) above is not met, the existing percentage used in determining the All Hold Rate and the Applicable Percentages used in determining the Maximum Auction Rate shall remain in effect and the


                                     III-16

Auction Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as determined on such Auction Date.


                                     III-17

                                   ARTICLE IV

                        CHANGES IN THE INTEREST RATE MODE

            SECTION 4.01. Optional Conversion to an Adjustable Rate by Authority. 1. At the times specified below, the Bonds, in whole or in part, shall cease to bear interest at the Adjustable Rate or the Fixed Rate then borne by the Bonds and shall bear interest at such Adjustable Rate as shall be specified by the Authority, at the request of the Company, in a written notice delivered at least 30 days prior to the proposed effective date of the Change in the Interest Rate Mode to the Trustee, the Remarketing Agent, the Registrar and Paying Agent and the Company (and to the Auction Agent and the Securities Depository if such Change in the Interest Rate Mode is to or from an Auction
Rate) in substantially the form attached hereto as, or containing substantially the information contained in Exhibit A hereto. A Change in the Interest Rate Mode may only be effected on a day on which the affected Bonds may be redeemed at the option of the Authority. A notice of Change in the Interest Rate Mode shall be effective only if it is accompanied by the form of opinion that Bond Counsel expects to be able to give on the proposed effective date of such Change in the Interest Rate Mode to the effect that such Change in the Interest Rate Mode is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes.

            In the case of any Change in the Interest Rate Mode to a Term Rate, the notice required by this section shall specify the length of the Calculation Period and, unless otherwise specified, such Calculation Period shall thereafter apply to the Bonds until a Change in the Interest Rate Mode effected pursuant to
Section 4.01 or Section 4.02. Any change in the Calculation Period during a Term Rate Period shall be deemed an optional conversion pursuant to this Section 4.01 and may not be made unless all the requirements of a conversion pursuant to this
Section 4.01 are met.

            2. The Trustee shall mail, or cause the Registrar and Paying Agent to mail, the notice received pursuant to subsection 1 of this Section 4.01 on or before the third Business Day after receipt thereof to the Bondholders.

            3. A Change in the Interest Rate Mode to an Adjustable Rate shall be effective pursuant to Subsection 1 of this Section 4.01 only if

            (A) with respect to any Change in the Interest Rate Mode from an Auction Rate or from a Fixed Rate to an Adjustable Rate, the Trustee and the Auction Agent (if any) shall receive:

                  (i) a certificate of an Authorized Company Representative by no later than the tenth day prior to the effective date of such Change in the Interest Rate Mode stating that a written agreement between the Company and the Remarketing Agent to remarket the Bonds on such effective date at a price of 100% of the principal amount thereof has been entered into, which agreement (i) may be subject to such reasonable terms and conditions agreed to by the Remarketing Agent which in the judgment of the Remarketing Agent reflect the current market standards regarding investment banking risk and (ii) must include a provision requiring payment by the Remarketing Agent in same-day funds for any Bond tendered or deemed tendered; and that a Liquidity Facility is in effect or has been obtained by the Company with respect to the Bonds and shall be in effect prior to such Change in the Interest Rate Mode and thereafter for a period of at least 364 days;

                  (ii) by 11:00 a.m. (New York City time) on the second Business Day prior to the effective date of such Change in the Interest Rate Mode by telecopy or other similar means, a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit B hereto, from the Authority on behalf of the Company (y) authorizing the establishment of the new Adjustable Rate and
      (z) confirming that Bond Counsel has advised the Authority that it expects to be able to give an opinion on the effective date of such Change in the Interest Rate Mode to the effect that such Change in the Interest Rate Mode is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the affected Bonds from gross income for federal income tax purposes; and

            (B) with respect to any Change in the Interest Rate Mode, the Trustee (and the Auction Agent in the case of any Change in the Interest Rate Mode to an Auction Rate), shall receive by 4:00 p.m., New York City time, on the effective date of such Change in the Interest Rate Mode, a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit C hereto, from an Authorized Company Representative that all of the Bonds tendered or deemed tendered have been purchased at a price equal to the principal amount thereof plus premium, if any, plus any accrued and unpaid interest with funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Support Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent;

            (C) with respect to any Change in the Interest Rate Mode, the Trustee (and the Auction Agent in the case of any Change in the Interest Rate Mode to or from an Auction Rate) shall receive, by 9:30 a.m. (New York City time) on the effective date of such Change in the Interest Rate Mode, an Opinion of Bond Counsel to the effect that such Change in the Interest Rate Mode is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes; and

            (D) with respect to any Change in the Interest Rate Mode to an Adjustable Rate (other than to an Auction Rate), the Trustee shall receive a Liquidity Facility meeting the requirements of this Indenture and the Participation Agreement not less than one Business Day prior to the effective date of such Change in the Interest Rate Mode which is, by its terms, in effect prior to such effective date.

            If any of the conditions referred to in (A)(i) or (ii) above is not met with respect to any Change in the Interest Rate Mode from an Auction Rate, the Auction Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures applicable to the Auction Rate Bonds. If the condition referred to in (B) above is not met with respect to any Change in the Interest Rate Mode from an Auction Rate, the Auction Rate for the next succeeding Auction Period shall be equal to the Maximum Auction Rate as determined on such Auction Date. If any of the conditions referred to in (C) or
(D) above is not met with respect to any Change in the Interest Rate Mode from an Auction Rate, the Auction Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as determined on such

Auction Date. If any of the conditions referred to in (B), (C) or (D) above is not met with respect to any other Change in the Interest Rate Mode, the Bonds shall continue to bear interest at the Current Adjustable Rate or the current Fixed Rate, as the case may be, and be subject to the provisions of this Indenture applicable thereto while the Bonds bear interest at such Current Adjustable Rate or the current Fixed Rate, as the case may be; provided, however, that notwithstanding the failure to meet such conditions, the Bonds shall remain subject to mandatory tender for purchase in accordance with Section
5.04. If any of the foregoing conditions for a Change in the Interest Rate Mode other than with respect to a Change in the Interest Rate Mode from an Auction Rate is not met, the Trustee shall mail, or cause the Registrar and Paying Agent to mail to the Authority, the Company and the Holders notice thereof in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit D hereto within 3 Business Days after the failure to meet any of such conditions.

            SECTION 4.02. Optional Conversion to a Fixed Rate. 1. The Authority reserves the right, at the request of the Company, to fix the rate of interest per annum which Bonds will bear, in whole or in part, for the balance of the term thereof or until the effective date of a Change in the Interest Rate Mode; provided however, that the Authority shall not exercise such right and the Company shall not request the Authority to exercise such right except on a day on which the affected Bonds may be redeemed at the option of the Authority. In the event the Authority, at the request of the Company, as herein provided, exercises its Option to Convert, the Bonds so converted shall cease to bear interest at the Adjustable Rate then borne by the Bonds and shall bear interest at a Fixed Rate until maturity or until the effective date of a Change in the Interest Rate Mode, subject to the terms and conditions hereof (the date on which a Fixed Rate shall take effect being herein called a "Fixed Rate Conversion Date"). The Option to Convert may be exercised at any time through a written notice given by the Authority, at the direction of the Company, not less than 30 nor more than 45 days prior to the proposed Fixed Rate Conversion Date to the Trustee, the Registrar and Paying Agent, the Remarketing Agent (and the Auction Agent and the Securities Depository in the case of any change to a Fixed Rate from an Auction Rate), in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit A hereto. A notice of conversion to a Fixed Rate shall be effective only if it is accompanied by the form of opinion that Bond Counsel expects to give on a Fixed Rate Conversion Date to the effect that the establishment of a Fixed Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes.

            2. The Trustee shall mail, or cause the Registrar and Paying Agent to mail, the notice received pursuant to subsection 1 of this Section 4.02 on or before the third Business Day after receipt thereof to the Holders.

      3. A Fixed Rate shall take effect only if

      (A) with respect to a change to a Fixed Rate from an Auction Rate, the Trustee and the Auction Agent shall receive:

            (i) a certificate of an Authorized Company Representative by no later than the tenth day prior to a Fixed Rate Conversion Date stating that a written agreement has been entered into by the Company and the Remarketing Agent to remarket the Bonds affected on a Fixed Rate

      Conversion Date at a price of not less than 100% of the principal amount thereof, which written agreement (i) may be subject to reasonable terms and conditions imposed by the Remarketing Agent which in the judgment of the Remarketing Agent reflect current market standards regarding investment banking risk and (ii) must include a provision requiring payment by the Remarketing Agent in same-day funds for any Auction Rate Bonds tendered or deemed tendered; and

            (ii) by 11:00 a.m. (New York City time) on the second Business Day prior to a Fixed Rate Conversion Date, by telecopy or other similar means, a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit B hereto, from the Authority (y) authorizing the establishment of a Fixed Rate and (z) confirming that Bond Counsel expects to be able to give an opinion on a Fixed Rate Conversion Date to the effect that the change to a Fixed Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes; and

            (B) with respect to any change to a Fixed Rate the Trustee (and the Auction Agent in the case of any change to a Fixed Rate from an Auction Rate) receives on a Fixed Rate Conversion Date:

            (i) by 9:30 a.m. (New York City time) an Opinion of Bond Counsel to the effect that the conversion to a Fixed Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes; and

            (ii) by 4:00 p.m. (New York City time) a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit C hereto, from an Authorized Company Representative that all of the Bonds tendered or deemed tendered have been purchased at a price equal to the principal amount thereof plus premium, if any, plus any accrued and unpaid interest with funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Support Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent;

            If any of the conditions referred to in (A) above are not met with respect to any change to a Fixed Rate from an Auction Rate, the Auction Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures applicable to the Auction Rate Bonds. If the condition referred to in
(B) above is not met with respect to any change to a Fixed Rate from an Auction Rate, the Auction Rate for the next succeeding Auction Period shall be equal to the Maximum Auction Rate as determined as of such Auction Date. If any of the conditions referred to in (B) above are not met with respect to any change from any other Adjustable Rate to a Fixed Rate, the Bonds shall continue to bear interest at the Adjustable Rate then borne by the Bonds and be subject to the provisions of this Indenture applicable thereto while the Bonds bear interest at such Adjustable Rate. If any of the foregoing conditions to the establishment of a Fixed Rate (other than with respect to any attempted change from an Auction Rate to a Fixed Rate) are not met, the Trustee shall mail, or cause the Registrar and Paying Agent to mail to the Authority, the Holders and the Company, notice thereof in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit D hereto within 3 Business Days after the failure to meet any of said conditions.

            SECTION 4.03. Conversion Generally. 1. In the event of a Change in the Interest Rate Mode on less than all the Bonds of a series or subseries to or from an Auction Rate, the minimum aggregate principal amount of Bonds that continue to bear, or are adjusted to bear interest at an Auction Rate for an Auction Rate Period, shall not be less than $20,000,000 for such Auction Rate Bonds.

            2. Upon any Change in the Interest Rate Mode to an Auction Rate, the Authority and the Trustee, shall take all steps necessary to comply with any agreement entered into with a Securities Depository or its nominee pursuant to
Section 2.03(5) with respect to such Change in the Interest Rate Mode, including, without limitation, the purchase and designation of sufficient CUSIP numbers to comply with the requirements of such Securities Depository following any such Change in the Interest Rate Mode.

            3. If the interest rate on less than all Bonds is to be converted to a new Adjustable Rate pursuant to Section 4.01 or to a Fixed Rate pursuant to
Section 4.02, the particular Bonds to be converted shall be chosen by the Trustee, or the Trustee shall direct the Registrar and Paying Agent to so choose, in such manner as the Trustee or Registrar and Paying Agent in its discretion may deem proper; provided, however, that the portion of any Bond to be converted shall be in the principal amount of $100,000 or any integral multiple of such amount during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $50,000 or any integral multiple thereof during an Auction Rate Period, or $5,000 or any integral multiple thereof at any other time and that, in selecting Bonds for conversion, the Trustee or Registrar and Paying Agent shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond in excess of $100,000 by $100,000 during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $50,000 during an Auction Rate Period, and $5,000 at any other time (such amounts being hereinafter referred to as the "applicable units of principal amount"). If it is determined that one or more, but not all of the $100,000, $50,000 or $5,000 units of principal amount represented by any such Bond is to be converted, then upon notice of intention to convert such $100,000, $50,000 or $5,000 unit or units pursuant to Sections 4.01 or 4.02, as the case may be, the Holders of such Bonds shall forthwith surrender such Bonds to the Registrar and Paying Agent for (1) payment of the purchase price (including the premium, if any, and accrued and unpaid interest to the date fixed for conversion) of the $100,000, $50,000 or $5,000 unit or units of principal amount called for conversion and (2) exchange for a new Bond or Bonds in the aggregate principal amount of the balance of the principal of such Bonds not subject to conversion. If the Holders of any such Bond of a denomination greater than $100,000, $50,000 or $5,000 shall fail to present such Bond to the Registrar and Paying Agent, for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for conversion to the extent of the $100,000, $50,000 or $5,000 unit or units of principal amount subject to such conversion (and to that extent only).

            4. Notwithstanding anything in this Article IV to the contrary, the Authority may not effect a Change in the Interest Rate Mode pursuant to Section
4.01 and the Authority may not exercise its option to convert to a Fixed Rate pursuant to Section 4.02 if such action would require the payment of a premium upon purchase of Bonds pursuant to Section 5.04 unless there shall have been deposited the full amount of such premium in trust with the Trustee prior to any notification of a change pursuant to Section 4.01 or 4.02.

                                    ARTICLE V

                        REDEMPTION AND PURCHASE OF BONDS

            SECTION 5.01. Optional Redemption. The Bonds shall be subject to redemption, in whole or in part, at the option of the Authority upon the request of the Company, from related payments made by the Company pursuant to Section
6.02 of the Participation Agreement and any other monies held by the Trustee and available to be applied to the redemption of Bonds as provided in this Section
5.01 and Section 9.03 hereof:

            (a) During any Commercial Paper Rate Period, such Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof, at a redemption price equal to 100% of the principal amount.

            (b) During any Auction Rate Period, Auction Rate Bonds shall be subject to redemption on the Business Day immediately preceding each Auction Date, as a whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption.

            (c) During any Daily Rate Period, such Bonds shall be subject to redemption on any Business Day, as a whole or in part, at the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption, if any.

            (d) During any Weekly Rate Period, such Bonds shall be subject to redemption on any Business Day, as a whole or in part, at the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption, if any.

            (e) During any Monthly Rate Period, such Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

            (f) During any Semi-annual Rate Period, such Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

            (g) During any Term Rate or Fixed Rate Period, such Bonds shall be subject to redemption in whole at any time on any Business Day or in part on any Interest Payment Date as follows: after the No-Call Period shown below, which shall begin on the first day of the Calculation Period applicable to such Bonds or on a Fixed Rate Conversion Date, as the case may be, at a redemption price equal, initially, to the principal amount thereof, plus a premium equal to the percentage of the principal amount to be redeemed shown in the Initial Premium column, plus accrued and unpaid interest if paid on a Business Day other than an Interest Payment Date. The premium percentage shall decline by the percentage shown in the Reduction in Premium column on each anniversary of the date on which such Bonds are first redeemable, if the Calculation Period or period remaining to the Stated Maturity after a Fixed Rate Conversion Date is equal to or greater than five years, and on each Interest Payment Date if the

Calculation Period or period remaining to the Stated Maturity after a Fixed Rate Conversion Date is less than five years, until the Bonds shall be redeemable without premium.

Calculation Period or Period to Maturity
-----------------------------------------
 Equal to or        But Less      No-Call       Initial       Reduction
Greater Than          Than         Period       Premium       in Premium
------------          ----         ------       -------       ----------

  18 years           N/A          10 Years         2 %           1/2%
  12 years          18 Years       8 Years         1 1/2         1/2
   7 Years          12 Years       6 Years         1             1/2
   5 Years           7 Years       4 Years         1/2           1/2
   4 Years           5 Years       3 Years         1/2           1/2
   3 Years           4 Years       2 Years         1/2           1/2
   0 Years           3 Years       Not callable

If upon establishment of a Term Rate Period or a Fixed Rate Period, as the case may be, the Remarketing Agent certifies to the Trustee, Bond Counsel and the Authority in writing that the foregoing schedule is not consistent with then-prevailing market conditions, the Authority at the request of the Company may revise the foregoing Initial Premium, Reductions in Premium and No-Call Periods without the approval of the Holders to reflect then-prevailing market conditions, upon receipt of an opinion of Bond Counsel to the effect that any revisions pursuant to this paragraph, either by itself or in conjunction with the establishment of a Calculation Period or a Fixed Rate, as the case may be, are made in accordance with this Indenture, is permitted under the Act and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

            SECTION 5.02. [Reserved]

            SECTION 5.03. Tender for and Purchase upon Election of Holder. 1. During any Daily Rate Period or Weekly Rate Period, any Bond or portion thereof in a principal amount equal to an authorized denomination (so long as the principal amount not purchased is an authorized denomination) shall be purchased on the demand of the Holder thereof on any Business Day at a price equal to the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, upon delivery to the Registrar and Paying Agent and the Remarketing Agent at their respective principal offices, by the close of business on any Business Day of a Notice of Election to Tender in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit E hereto; provided, however, that the substance of such Notice of Election to Tender must also be given telephonically to the Remarketing Agent prior to or simultaneously with delivery of such written Notice of Election to Tender to the Remarketing Agent. The date on which such Bond shall be purchased shall, at the request of the Holder thereof (i) if the Bond then bears interest at a Daily Rate, be the date of delivery of such Notice of Election to Tender if such Notice of Election to Tender is delivered to the Registrar and Paying Agent and the Remarketing Agent by 10:00 a.m.(New York City time) on such date or may be any Business Day thereafter, and (ii) if the Bond then bears interest at a Weekly Rate, shall be a Business Day not prior to the 7th day next succeeding the date of the delivery of such Notice of Election to Tender to the Registrar and Paying Agent and the Remarketing Agent.

            2. During any Monthly Rate Period or Semi-annual Rate Period, any Bond or portion thereof in a principal amount equal to an authorized denomination (so long as the principal amount not purchased is an authorized denomination) shall be purchased on the demand of the Holder thereof on the first Business Day following each Calculation Period at a price equal to the principal amount thereof, upon delivery to the Registrar and Paying Agent and the Remarketing Agent, at their respective principal offices of a Notice of Election to Tender in substantially the form attached hereto as or containing substantially the information contained in Exhibit E on or prior to a Business Day which is not less than 10 days, in the case of Bonds bearing interest at a Semi-annual Rate, or 7 days, in the case of Bonds bearing interest at a Monthly Rate, prior to the proposed date of purchase; provided, however, that the substance of such Notice of Election to Tender must also be given telephonically to the Remarketing Agent prior to or simultaneously with delivery of such written Notice of Election to Tender to the Remarketing Agent.

            3. Immediately upon receipt of a Notice of Election to Tender delivered pursuant to the provisions of this Section 5.03, the Registrar and Paying Agent shall notify, or cause to be notified, the Trustee, the Company, the Authority and the Remarketing Agent, by telephone, promptly confirmed in writing, of such receipt, specifying the contents thereof.

            4. Any Notice of Election to Tender shall be irrevocable. If a Holder fails to deliver the Bonds referred to in such notice to the Registrar and Paying Agent, such Bonds shall nevertheless be deemed to have been purchased on the date established for the purchase thereof, no interest shall accrue on such Bonds from and after the date of purchase and such Holder shall have no rights hereunder thereafter as the owner of such Bonds except the right to receive the purchase price of such Bonds.

            5. A Holder may not tender a Bond to the Registrar and Paying Agent pursuant to this Section while such Bond bears interest at an Auction Rate, Commercial Paper Rate, Term Rate or Fixed Rate.

            SECTION 5.04. Mandatory Tender for Purchase upon Change in the Interest Rate Mode or on Business Day Following Certain Calculation Periods. 1. Upon a Change in the Interest Rate Mode, the Bonds shall be subject to mandatory tender for purchase in accordance with the terms hereof, on the effective date of such Change in the Interest Rate Mode at the Purchase Price.

            2. During any Term Rate Period or Commercial Paper Rate Period, the Bonds shall be subject to mandatory tender for purchase in accordance with the terms hereof on the Business Day immediately following each Calculation Period, each at a price equal to the Purchase Price.

            3. Notice of mandatory tender for purchase upon a Change in the Interest Rate Mode shall be in substantially the form attached hereto as, or contain substantially the information contained in, Exhibit A hereto.

            4. Any such notice of mandatory tender for purchase required by this
Section 5.04 shall be given by the Trustee, in the name of the Authority, or the Trustee shall cause the Registrar and Paying Agent to give such notice (with copies thereof to be given to the Remarketing Agent, the Registrar and Paying Agent, the Company, and in the case of Auction Rate Bonds, the Auction Agent and the

Authority) by first-class mail to the Holders of the Bonds subject to purchase at their addresses shown on the books of registry.

            5. Bonds held by or for the account of the Company or the issuer of a Support Facility are not subject to mandatory tender for purchase pursuant to this Section 5.04.

            SECTION 5.05. Extraordinary Optional Redemption. During any Term Rate Period or Fixed Rate Period, the Bonds are also subject to redemption prior to maturity in whole at any time at the option of the Authority, exercised at the direction of the Company, upon notice given as provided in the Indenture, at a redemption price equal to the principal amount thereof, together with unpaid interest accrued thereon to the date fixed for redemption, in any of the following events:

                  (i) All or substantially all of the Project shall have been damaged or destroyed or title to, or the temporary use of, all or a substantial portion of the Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority, as in each case renders the Project unsatisfactory to the Company for its intended use;

                  (ii) Unreasonable burdens or excessive liabilities shall have been imposed upon the Authority or the Company with respect to all or substantially all of the Project, including without limitation the imposition of federal, state or other ad valorem property, income or other taxes other than ad valorem taxes in effect on the date of original issuance of the Bonds levied upon privately owned property used for the same general purpose as the Project; or

                  (iii) Any court or regulatory or administrative body shall enter or adopt, or fail to enter or adopt, a judgment, order, approval, decree, rule or regulation, as a result of which the Company elects to cease operation of all or substantially all of the Project.

            SECTION 5.06. Special Tax Redemption Provisions. 1. During any Semi-annual Rate Period, Term Rate Period or Fixed Rate Period, the Bonds shall be subject to mandatory redemption as a whole (provided, however, that the Bonds shall be redeemed in part if the Company obtains an opinion of Bond Counsel to the effect that, by redeeming such portion of the Bonds, the interest on the remaining Bonds will not be included for Federal income tax purposes in the gross income of any owner of the Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of
Section 147(a)(1) of the Code)) at any time at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the redemption date, if, in a published or private ruling of the Internal Revenue Service or in a final, nonappealable judicial decision by a court of competent jurisdiction (provided that the Company has been afforded the opportunity to participate at its own expense in the proceeding resulting in such ruling or in the litigation resulting in such decision, as the case may
be), it is determined that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Participation Agreement or the Tax Regulatory Agreement, interest on the Bonds is included for Federal income tax purposes in the gross income (as defined in Section 61 of the Code) of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code), and, in such event, the Bonds shall be subject to such mandatory redemption not more than one hundred eighty (180) days after receipt by the Trustee of notice of such published or private ruling or judicial decision and a demand for redemption of the Bonds. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under any Note or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Note in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

            2. During any Semi-annual Rate Period, Term Rate Period or Fixed Rate Period, the Bonds may be redeemed in whole or in part at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, if the Company has determined, on the basis of the advice of Bond Counsel that, as a result of any action taken or expected to be taken, or failure to take action, a reasonable risk exists that interest on the bonds will not be excludable from gross income for federal tax purposes. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a copy of such advice of Bond Counsel. The occurrence of an event permitting the redemption of the Bonds under this paragraph does not constitute an event of default under any Note or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Note in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

            3. During any Semi-annual Rate Period, Term Rate Period or Fixed Rate Period, the Bonds will also be subject to mandatory redemption at a redemption price equal to one hundred three percent (103%) of the principal amount thereof plus unpaid interest accrued thereon to the redemption date if the Company reasonably concludes and certifies to the Trustee that the business, properties, condition (financial or otherwise), operations or business prospects of the Company will be materially and adversely affected unless the Company takes or omits to take a specified action and that the Company has been advised in writing by Bond Counsel that the specified action or omission would cause the use of the Project to be such that, pursuant to Section 150 of the Code, the Company would not be entitled to deduct the interest on the Bonds for purposes of determining the Company's Federal taxable income, for a period of not less than ninety (90) consecutive or nonconsecutive days during a twelve-month period. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a certified copy of a resolution of the Board of Trustees of the Company authorizing such certificate and a copy of such advice of Bond Counsel. In the event that the Bonds become subject to redemption as provided in this paragraph, the Bonds will be redeemed in whole unless redemption of a portion of the Bonds outstanding would, in the opinion of Bond Counsel, have the result that interest payable on the Bonds remaining outstanding after such redemption would be deductible for purposes of determining the Federal taxable income of the Company, and, in such event, the Bonds to be redeemed shall be selected (in the principal amount of $5,000 or any integral multiple thereof) from time to time at random in such manner as the Trustee shall determine in accordance with the Indenture, in such amount as is necessary to accomplish that result. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under any Note or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Note in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

            SECTION 5.07. Redemption at Demand of the State. In accordance with the provisions of Section 1864 of the Act, the State of New York may, upon furnishing sufficient funds therefor, require the Authority to redeem prior to maturity, as a whole, the Bonds on any Interest Payment Date not less than twenty years after the Closing Date. Any such redemption shall be at a redemption price equal to the optional redemption price, if any, applicable on such date set forth in Section 5.01 or if no such optional redemption price is applicable at a redemption price of 105% of the principal amount thereof, in either case, together with accrued and unpaid interest, if any, to the date fixed for redemption, all in the manner provided in this Article V. The Authority shall deposit any such funds received by it with the Trustee. During any period during which no Direct-Pay Credit Facility is in effect, the Trustee shall deposit any such funds in the Bond Fund and, upon notice published in the manner provided in Section 1864 of the Act, shall apply such funds to the redemption of the Bonds. During any period in which a Direct-Pay Credit Facility is in effect, the Trustee shall deposit any such funds received by it in a segregated sub-account in the Bond Fund, and upon notice published in the manner provided in Section 1864 of the Act, shall draw monies under the related Credit Facility pursuant to Article IX and apply such payment to the redemption of the Bonds at the price and in the manner specified in the preceding sentence. Upon the application of such Credit Facility payments, the Trustee shall pay the funds furnished by the State to the issuer of the Credit Facility with instructions to apply such funds to the reimbursement of the issuer of the Credit Facility for such Credit Facility payment. Upon such redemption and notwithstanding anything to the contrary in this Indenture, the Trustee shall assign the Note relating to the Bonds to or as directed by the Authority.

            SECTION 5.08. Mandatory Tender for Purchase Upon Expiration of any Support Facility or Upon Delivery of an Alternate Support Facility. 1. Except as otherwise set forth in the last sentence of this subsection 1, on the second Business Day next preceding the date of expiration of any Support Facility, the Bonds shall be subject to mandatory purchase at the Purchase Price, unless on or prior to the 35th day prior to such date of expiration the Company on behalf of the Authority has furnished to the Trustee an extension of such Support Facility. The Bonds shall also be subject to mandatory purchase at the Purchase Price, on the date there is delivered an Alternate Support Facility meeting the requirements of Section 6.02. No tender for purchase of any Bonds shall be required pursuant to this Section 5.08 during an Auction Rate Period or a Fixed Rate Period.

            2. Notice of the mandatory tender for purchase pursuant to this
Section 5.08 shall be given on or prior to the 30th day before the expiration date of the expiring Support Facility or on or prior to the 30th day before the delivery of any Alternate Support Facility, as the case may be, by the Trustee in the name of the Authority (with copies thereof given to the Authority, the Remarketing Agent, the issuer of a Support Facility, the Company and the Registrar and Paying Agent) by first-class mail to the Holders of the Bonds subject to mandatory tender for purchase at their addresses shown on the books of registry. Such notice shall be in substantially the form attached hereto as, or contain substantially the information contained in, Exhibit F hereto.

            3. Bonds held by or for the account of the Company or the issuer of a Liquidity Facility are not subject to mandatory tender for purchase pursuant to this Section 5.08.

            SECTION 5.09. Mandatory Tender Upon Occurrence of any Terminating Event. 1. Except as otherwise set forth in the last sentence of this subsection 1, upon the occurrence of any Terminating Event, the Bonds shall be subject to mandatory tender for purchase at the Purchase Price on a Business Day selected by the Trustee; provided, however, that (i) such mandatory tender shall not occur later than the 5th day after receipt of notice of the Terminating Event by the Trustee and (ii) such mandatory tender date shall be a Business Day. The Bonds will not be subject to mandatory tender for purchase pursuant to this
Section 5.09 during any Auction Rate Period or any Fixed Rate Period.

            2. Notice of the mandatory tender for purchase required by this
Section 5.09 shall be in substantially the form attached hereto as, or contain substantially the information contained in, Exhibit F hereto and shall be given to the Holders of the Bonds subject to mandatory tender for purchase at their addresses shown on the books of registry on or before the first Business Day after receipt of notice of a Terminating Event from the issuer of the Support Facility by the Trustee, in the name of the Authority, or the Trustee shall cause the Registrar and Paying Agent to give such notice, by first-class mail to the Holders of the Bonds subject to purchase at their address shown on the books of registry (with copies thereof given to the Authority, the Remarketing Agent, the Company and the Registrar and Paying Agent).

            3. Bonds held by or for the account of the Company or the issuer of a Liquidity Facility are not subject to mandatory tender for purchase pursuant to this Section 5.09.

            SECTION 5.10. General Provisions Applicable to Mandatory and Optional Tenders for Purchase of Bonds. 1. If interest has been paid on the Bonds, or an amount sufficient to pay interest thereon has been deposited in the Bond Fund, or an amount sufficient to pay accrued interest thereon, if any, has been set aside in the Bond Purchase Fund held under the Bond Purchase Trust Agreement, and the Purchase Price shall be available in the Bond Purchase Fund for payment of Bonds subject to tender for purchase pursuant to Section 5.03, 5.04, 5.08 or 5.09, and if any Holder fails to deliver or does not properly deliver the Bonds to the Registrar and Paying Agent for which a Notice of Election to Tender has been properly filed or which are subject to mandatory tender for purchase on the purchase date therefor, such Bonds shall nevertheless be deemed tendered and purchased on the date established for the purchase thereof, no interest shall accrue on such Bonds from and after the date of purchase and such former Holders shall have no rights hereunder as the registered owners of such Bonds, except the right to receive the Purchase Price of and interest to the purchase date, if any, on such Bonds upon delivery thereof to the Registrar and Paying Agent in accordance with the provisions hereof. The purchaser of any such Bonds remarketed by the Remarketing Agent, or the issuer of any Support Facility, to the extent Bonds are purchased with the proceeds of a draw on, or borrowing or payment under, the Support Facility, shall be treated as the registered owner thereof for all purposes of the Indenture. The payment of Bonds pursuant to Section 5.03 shall be subject to delivery of such Bonds duly endorsed in blank for transfer or accompanied by an instrument of transfer thereof in form satisfactory to the Registrar and Paying Agent executed in blank for transfer at the principal office of the Registrar and Paying Agent at or prior to 10:00 a.m. (11:30 a.m. for Bonds bearing interest at the Weekly Rate and 12:00 noon, for Bonds bearing interest at the Daily Rate) (New York City time), on a specified purchase date. The Registrar and Paying Agent may refuse to make payment with respect to any Bonds tendered for purchase pursuant to Sections 5.03, 5.04, 5.08 or 5.09 not endorsed in blank or for which an instrument of transfer satisfactory to the Registrar and Paying Agent has not been provided.

            2. The Purchase Price of Bonds subject to tender for purchase pursuant to Section 5.03, 5.04, 5.08 or 5.09 in an aggregate principal amount of at least one million dollars ($1,000,000) shall be payable in immediately available funds or by wire transfer upon written notice from the Holder thereof containing the wire transfer address (which shall be in the continental United States) to which such Holder wishes to have such wire directed, if such written notice is received by the Registrar and Paying Agent not less than five days prior to the related purchase date.

            3. Bonds subject to mandatory tender for purchase pursuant to Sections 5.08 or 5.09 shall not be remarketed unless and until an Alternate Support Facility meeting the requirements of Section 6.02 of the Indenture is in full force and effect; provided, however, that Bonds may be remarketed and no such Alternate Support Facility is required to be in effect if, at the time the Bonds are sought to be remarketed, the Bonds bear interest at an Auction Rate or a Fixed Rate.

            4. In the event Bonds tendered for purchase pursuant to Section 5.03 or 5.04 shall be paid from a drawing under a Liquidity Facility, such Bonds shall not be remarketed unless and until the Trustee or the Registrar and Paying Agent has been notified by the Liquidity Facility Issuer and, upon receipt of such notice, the Trustee or the Registrar and Paying Agent has notified the Remarketing Agent that the amount available for a drawing under such Liquidity Facility has been restored.

            SECTION 5.11. Selection of Bonds to be Redeemed. A redemption of Bonds shall be a redemption of the whole or of any part of the Bonds from any funds available for that purpose in a principal amount equal to an authorized denomination (so long as the principal amount not redeemed is an authorized denomination). If less than all Bonds shall be redeemed, the particular Bonds to be redeemed shall be chosen by the Trustee, or the Trustee shall direct the Registrar and Paying Agent to so choose, as hereinafter provided. If less than all the Bonds shall be called for redemption under any provision of this Indenture permitting such partial redemption, the particular Bonds or portions of Bonds to be redeemed shall be selected (a) first, from Bonds held or owned by or for the issuer of a Support Facility pursuant to any Support Facility, (b) second, from Bonds for which the Registrar and Paying Agent has received, prior to such selection, a Notice of Election to Tender requiring the Registrar and Paying Agent to purchase such Bonds on the date on which the Bonds being selected are to be redeemed and (c) third, from all other Bonds then Outstanding, by lot or on a pro rata basis by the Trustee or, upon direction of the Trustee, the Registrar and Paying Agent, in such manner as the Trustee or Registrar and Paying Agent in its discretion may deem proper; provided, however, that the portion of any Bond to be redeemed shall be in the principal amount of $100,000 or any integral multiple thereof during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $50,000 or any integral multiple thereof during an Auction Rate Period, or $5,000 or any integral multiple thereof at any other time and that, in selecting Bonds for redemption, the Trustee or Registrar and Paying Agent shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond in excess of $100,000 by $100,000 during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $50,000 during an Auction Rate Period, and $5,000 at any other time

(such amounts being hereinafter referred to as the "applicable units of principal amount"). If it is determined that one or more, but not all of the $100,000, $50,000 or $5,000 units of principal amount represented by any such Bond is to be called for redemption, then upon notice of intention to redeem such $100,000, $50,000 or $5,000 unit or units, the Holders of such Bonds shall forthwith surrender such Bonds to the Registrar and Paying Agent for (1) payment of the redemption price (including the redemption premium, if any, and accrued interest to the date fixed for redemption) of the $100,000, $50,000 or $5,000 unit or units of principal amount called for redemption and (2) exchange for a new Bond or Bonds of the aggregate principal amount of the unredeemed balance of the principal of such Bonds. If the Holders of any such Bond of a denomination greater than $100,000, $50,000 or $5,000 shall fail to present such Bond to the Registrar and Paying Agent, for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the $100,000, $50,000 or $5,000 unit or units of principal amount called for redemption (and to that extent only).

            SECTION 5.12. Notice of Redemption. 1. Notice of redemption shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least 30 days prior to the date fixed for redemption to the Holders of the Bonds to be redeemed at the addresses shown on the registration books maintained by the Registrar and Paying Agent. Any redemption may be conditioned on the receipt of moneys by the Registrar and Paying Agent sufficient to pay the redemption price on the Redemption Date of Bonds called for redemption, if the notice of redemption so states.

            2. The Registrar and Paying Agent shall not be required to transfer or exchange Bonds during any period beginning at the opening of business fifteen
(15) days before the day of mailing of a notice of redemption and ending at the close of business on the day fixed for redemption; provided, however, that the foregoing shall not apply during a Daily Rate Period, a Weekly Rate Period, a Commercial Paper Rate Period or an Auction Rate Period.

            3. Each notice of redemption shall state: (i) the full title of the Bonds, the redemption date, the place of redemption and the redemption price payable upon such redemption; (ii) that the interest on the Bonds, or on the principal amount thereof to be redeemed, shall cease to accrue from and after such redemption date and (iii) that on said date there will become due and payable on the Bonds the principal amount thereof to be redeemed and the interest accrued on such principal amount to the redemption date, if any, and the premium, if any, thereon. Each notice of redemption mailed to the Holder of the Bonds shall, if less than the entire principal sum thereof is to be redeemed, also state the principal amount thereof and the distinctive numbers of the Bonds to be redeemed and that such Bonds must be surrendered to the Trustee in exchange for the payment of the principal amount thereof to be redeemed and the issuance of a new Bond equaling in principal amount that portion of the principal sum not to be redeemed of the Bonds to be surrendered. The failure to give notice to any Holder of a Bond or any defects in such notice shall not affect the proceedings for the redemption of the Bonds for which notice has been properly given.

            SECTION 5.13. Bonds purchased for account of Liquidity Facility Issuer. Bonds subject to mandatory purchase pursuant to Section 5.03, 5.04, 5.08 or 5.09 shall be deemed to be purchased by the Company except to the extent the Liquidity Facility expressly provides that the Bonds are to be purchased by the issuer of the Liquidity Facility in which event such Bonds shall be deemed to be purchased by the issuer of the Liquidity Facility in a principal amount equal to the amount of a draw on, or borrowing or payment under, the Liquidity Facility for the payment of Bonds subject to purchase, upon the deposit with the Registrar and Paying Agent of the proceeds of such draw on, or borrowing or payment under, the Liquidity Facility in an amount equal to the principal of such Bonds plus accrued interest thereon to the purchase date, and such Bonds shall not be deemed paid and shall remain outstanding hereunder until the issuer of the Liquidity Facility has been reimbursed for such draws on, or borrowings or payments under, the Liquidity Facility to pay such principal and interest. Unless the issuer of any Liquidity Facility shall otherwise direct, any Bonds purchased by the issuer of the Liquidity Facility shall be immediately registered in the name of the Company except to the extent the Liquidity Facility expressly provides that the Bonds are to be purchased by the issuer of the Liquidity Facility in which event such Bonds shall be registered in the name of the issuer of the Liquidity Facility as a Holder and the issuer of the Liquidity Facility shall have all rights of a Holder of Bonds under this Indenture.

            SECTION 5.14. Effect of Redemption. If the Bonds have been duly called for redemption and notice of the redemption thereof has been duly given or provided for as hereinbefore provided and if monies for the payment of the Bonds (or of the principal amount thereof to be redeemed) and the interest to accrue to the redemption date on the Bonds (or of the principal amount thereof to be redeemed), if any, and the premium, if any, thereon are held for the purpose of such payment by the Trustee, then the Bonds (or the principal amount thereof to be redeemed) shall on the redemption date designated in such notice, become due and payable and interest on the Bonds (or the principal amount thereof to be redeemed) so called for redemption shall cease to accrue from such date and the Holder thereof shall thereafter have no rights hereunder as the Holder of such Bonds (or the principal amount thereof to be redeemed) except to receive the principal amount thereof and premium (if any) thereon and interest to the redemption date.

            SECTION 5.15. Cancellation of Redeemed Bonds. Any Bonds surrendered or redeemed pursuant to the provisions of this Article shall be cancelled by the Registrar and Paying Agent.

                                   ARTICLE VI

                                SUPPORT FACILITY

            SECTION 6.01. Support Facility - General. (1) The Company has obtained the Initial Support Facility. Pursuant to the Participation Agreement, the Company has agreed not to request that the interest rate mode applicable to the Bonds be adjusted to an Adjustable Rate other than an Auction Rate unless there shall be in effect, prior to the applicable Change in the Interest Rate Mode, one or more Support Facilities which (i) meet the requirements of this
Article VI and (ii) permit the Bonds to be rated at least "A" by S&P, "A" by Moody's or "A" by Fitch or its equivalent by any nationally recognized rating agency. The Company has further agreed to maintain a Liquidity Facility meeting the requirements of the Participation Agreement with respect to the Bonds at all times, except with respect to Bonds bearing interest at an Auction Rate or a Fixed Rate. A Liquidity Facility also must be in effect prior to (i) any Change in the Interest Rate Mode from an Auction Rate to another Adjustable Rate, and
(ii) any Change in the Interest Rate Mode from a Fixed Rate to an Adjustable Rate (other than a Change in the Interest Rate Mode to an Auction Rate Period). The Trustee shall be furnished with a certified copy of any Support Facility obtained pursuant to this Section 6.01.

            Any Support Facility Issuer not located in New York State shall provide the Trustee with a list of holidays on which it is closed through the next succeeding January 1 at the beginning of the term of such Support Facility and by January 1 of each year thereafter.

            (2) Notwithstanding any other provision in this Indenture, upon the occurrence of an Event of Default and so long as a Credit Facility is in full force and effect and the Credit Facility Issuer is not in default under the Credit Facility, then, in all such events, the Credit Facility Issuer shall be deemed to be the sole Holder of the Bonds the payment of which such Credit Facility supports when the approval, consent, direction or any other action of the Holders of such Bonds is required or may be exercised under this Indenture, including, without limitation, (i) the right to control and direct the declaration of principal of and accrued interest on all the Bonds then Outstanding to be due and payable immediately pursuant to Section 12.03, and
(ii) the right to rescind and annul any such declaration in clause (i) of this paragraph and its consequences pursuant to Section 12.03.

            (3) The Trustee shall not make a draw or borrowing under the Initial Support Facility to pay principal of, premium, if any, or interest on Bonds or to pay the Purchase Price of Bonds that bear interest at an Auction Rate with a Standard Auction Period that exceeds one month in duration, a Commercial Paper Rate, a Semi-annual Rate, a Term Rate or a Fixed Rate. The Trustee shall not make a draw or borrowing under a Support Facility to pay the principal of, premium, if any, or interest on Bonds that are held by or on behalf of the Liquidity Facility Issuer or to pay the Purchase Price of Bonds that are held by or on behalf of the Liquidity Facility Issuer.

            SECTION 6.02. Alternate Support Facility. (1) At any time, the Authority may, at the request of the Company, provide for the delivery to the Trustee of an Alternate Support Facility. The termination date of such Alternate Support Facility shall be a date not earlier than 364 days from its date of issuance, subject to earlier termination upon the occurrence of (i) a Terminating Event or another event of default under the related reimbursement agreement or other corresponding agreement relating to such Alternate Support Facility, (ii) the issuance of a subsequent Alternate Support Facility, (iii) payment in full of the Outstanding Bonds or (iv) a Change in the Interest Rate Mode to an Auction Rate or a Fixed Rate. Any such Alternate Support Facility shall specifically allow, in the case of the occurrence of any event or events which under the terms of such Alternate Support Facility or any agreement providing for the issuance thereof would cause the termination or expiration of such Alternate Support Facility, for the mandatory tender of Bonds pursuant to Section 5.09 with a draw on or borrowing or payment under such Alternate Support Facility prior to such termination or expiration. On or prior to the date of the delivery of an Alternate Support Facility to the Trustee, the Company shall furnish to the Trustee on behalf of the Authority (a) an opinion of Bond Counsel stating that the delivery of such Alternate Support Facility to the Trustee is authorized under this Indenture and complies with the terms hereof and (b) confirmation from S&P, if the Bonds are then rated by S&P, from Moody's, if the Bonds are then rated by Moody's, from Fitch, if the Bonds are then rated by Fitch, or another rating agency, if the Bonds are then rated by such rating agency, to the effect that such rating agency has reviewed the proposed Alternate Support Facility and that the substitution of the proposed Alternate Support Facility for the Support Facility will not, by itself, result in a reduction or withdrawal of its long or short-term rating of the Bonds below the rating category of S&P, Moody's or Fitch or such other rating agency, as the case may be, then in effect with respect to the Bonds.

            (2) Nothing contained herein shall prevent the Authority, at the request of the Company, from delivering an Alternate Support Facility in substitution for a Support Facility which will result in a decline in the short-term or long-term rating or both assigned to such Bonds by Moody's, S&P or Fitch or such other rating agency as a result of the Alternate Support Facility; provided, that (i) the opinion of Bond Counsel referred to in the preceding paragraph is obtained; provided that such opinion shall also be to the effect that delivery of such Alternate Support Facility will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes and (ii) all Outstanding Bonds are subject to mandatory tender for purchase pursuant to Section 5.08 (unless the Bonds bear an Auction Rate or a Fixed Rate). The Authority, or the Company on behalf of the Authority, shall deliver notice to the Trustee of the substitution of an Alternate Support Facility which will result in a decline in the short-term or long-term ratings assigned to the Bonds pursuant to this subsection 2 of Section 6.02 at least forty-five (45) days before the date of substitution.

            SECTION 6.03. Trustee not Responsible for Enforcement of Support Facility. The Trustee shall have no responsibility with respect to the enforcement of any Support Facility obtained hereunder.

                                   ARTICLE VII

                      GENERAL TERMS AND PROVISIONS OF BONDS

            SECTION 7.01. Execution and Authentication of Bonds. The Bonds shall be executed on behalf of the Authority by the manual or facsimile signature of its Chair, Vice-Chair, President, Treasurer or any Vice President and shall be sealed with the seal of the Authority, or in lieu thereof shall bear a lithographed, engraved or otherwise reproduced facsimile of such seal attested by the manual or facsimile signature of its Vice President, Treasurer, Secretary or an Assistant Secretary.

            Bonds bearing the manual signature of the officer of the Authority authorized to execute such Bonds in office on the date of such manual signing thereof and Bonds bearing the facsimile signature of the officer of the Authority authorized to execute such Bonds in office on the date of the reproducing of such facsimile signature on such Bonds, shall be valid and binding obligations in accordance with their terms, notwithstanding that before the delivery thereof and payment therefor the person whose signature appears thereon shall have ceased to be such officer.

            Only Bonds having endorsed thereon a certificate of authentication substantially in the form set forth in Article XVI, duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bonds shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon a Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture and that the Holder thereof is entitled to the benefits of this Indenture. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee.

            SECTION 7.02. Books of Registry. The Registrar and Paying Agent shall keep or cause to be kept at its principal office books (herein referred to as the "books of registry" or "registration books") for the registration and transfer of the Bonds. Upon presentation at its principal office for such purpose the Registrar and Paying Agent, under such reasonable regulations as it may prescribe, shall register or transfer, or cause to be registered or transferred, on said books of registry, the Bonds as hereinafter set forth. The books of registry shall at all times during business hours be open for inspection by the Authority, the Company and the Trustee or their duly authorized agents or representatives.

            SECTION 7.03. Transfer, Registration and Exchange of Bonds. The transfer of the Bonds may be registered only upon the books of registry required to be kept pursuant to Section 7.02 upon surrender thereof to the Registrar and Paying Agent, together with an assignment duly executed by the Holder thereof or his or her duly authorized agent and accompanied by a guarantee of signature, each in such form as shall be satisfactory to the Registrar and Paying Agent. Upon any such registration of transfer the Authority shall execute and the Trustee shall authenticate and deliver in exchange for such Bonds a new Bond or Bonds registered in the name of the transferee or transferees for a like aggregate principal amount, of any denomination or denominations authorized by this Indenture. No transfer of any Bond shall be effective until entered on the books of registry.


                                     VII-1

            Any Bond surrendered in any such registration of transfer shall forthwith be cancelled by the Trustee. Any Bonds registered and transferred to a new Holder pursuant to this Section shall be delivered to the Holder at the principal office of the Registrar and Paying Agent or sent by first-class mail to the Holder at his or her request, risk and expense.

            Bonds, upon surrender thereof at the principal corporate trust office of the Registrar and Paying Agent, together with an assignment duly executed by the Holder or his or her authorized agent and accompanied by a guarantee of signature, each in such form as shall be satisfactory to the Registrar and Paying Agent, may, at the option of the Holder thereof, be exchanged for an equal aggregate principal amount of Bonds of any denomination or denominations authorized by this Indenture and in the same form as the Bonds surrendered for exchange. All Bonds so surrendered pursuant to this Section shall be cancelled by the Trustee.

            Any Bonds to be delivered to the Holder upon any such exchange shall be delivered to the Holder at the principal office of the Registrar and Paying Agent or sent by first-class mail to the Holder thereof at his or her request, risk and expense.

            Any taxes or other governmental charges required to be paid with respect to the registration of transfer or exchange of the Bonds shall be paid by the Holder requesting registration of such transfer or exchange, as a condition precedent to the exercise of such privilege. The Authority or the Registrar and Paying Agent, or both, may charge the Company for every registration of transfer or exchange sufficient to reimburse it for any and all costs required to be paid in respect thereof.

            SECTION 7.04. Mutilated, Lost, Stolen, or Destroyed Bonds. In the event any Bond shall be lost, stolen, destroyed, wholly or in part, or so defaced as to impair its value to the Holder, the Trustee shall, upon compliance with the terms provided by law, authenticate and deliver a new Bond of like date and tenor in exchange or replacement therefor against delivery for cancellation of such mutilated Bond, or in lieu of and in replacement of a destroyed, stolen or lost Bond, and upon payment by the Holder of the reasonable expenses of the Registrar and Paying Agent and the Authority and the reasonable charges of the Trustee and Registrar and Paying Agent in connection therewith and, in the event that the Bond is destroyed, stolen or lost, the Holder's filing with the Registrar and Paying Agent of evidence satisfactory to it that the Bond was destroyed, stolen or lost, of the Holder's ownership thereof, and furnishing the Registrar and Paying Agent and the Authority such security and indemnity as is satisfactory to them. Any replacement Bond issued under the provisions of this
Section in exchange or substitution for the defaced, mutilated or partly destroyed Bond or in substitution for the allegedly lost, stolen or wholly destroyed Bond shall be entitled to the identical benefits under this Indenture as was the original Bond in lieu of which such replacement Bond is issued. Each such replacement Bond shall be prepared in substantially the same manner as the original.

            Notwithstanding the foregoing provisions of this Section, if the lost, stolen, destroyed, defaced or mutilated Bond has matured or been called for redemption and the date fixed for redemption thereof has arrived, at the option of the Authority, payment of the amount due thereon may be made without the issuance of any replacement Bond upon receipt of like evidence, indemnity, security and payment of


                                     VII-2
expenses and the surrender for cancellation of the defaced or mutilated or partly destroyed Bond and upon such other conditions as the Trustee may prescribe.

            Except as provided in this sentence and as permitted in the following paragraph, any replacement Bond shall be in the form of the Bond being replaced, and be dated the date of its issuance and bear such number as shall be assigned thereto by the Registrar and Paying Agent, with such subseries designation, if any, as may be deemed appropriate by the Registrar and Paying Agent. The Registrar and Paying Agent shall make an appropriate notation in the books of registry that a replacement Bond has been issued in exchange or substitution for the defaced, mutilated, lost, stolen, or wholly or partly destroyed Bond.

            There may be imprinted or affixed on the face and the panel portion of any duplicate Bond a mark to identify such Bond as a replacement Bond.

            Prior to arranging for the preparation or printing of a replacement Bond, the Trustee and the Registrar and Paying Agent may require a deposit by the Holder to secure the Trustee, the Registrar and Paying Agent and the Authority for costs and expenses incurred by them in the preparation, printing, execution and issuance of such replacement Bond.

            Any amount of such deposit received by the Registrar and Paying Agent in excess of the amount required to reimburse the Registrar and Paying Agent, the Trustee or the Authority for costs and expenses shall be returned to the party which made the deposit.

            Any defaced, mutilated or partly destroyed Bond surrendered to the Registrar and Paying Agent in substitution for a new Bond pursuant to this Section shall be cancelled by the Trustee.

            SECTION 7.05. Temporary Bonds. Pending the preparation of definitive Bonds, interim receipts or certificates (herein referred to as "temporary Bonds") may initially be issued, exchangeable for definitive Bonds when the latter are ready for delivery. Such temporary Bonds may be printed, lithographed or typewritten, shall be of such denomination or denominations as may be determined by the Authority and may contain such references to any of the provisions of this Indenture as may be appropriate. If temporary Bonds are issued, the Authority will cause to be furnished duly executed definitive Bonds without delay, and thereupon the temporary Bonds may be surrendered for cancellation at the principal office of the Trustee in exchange for definitive Bonds and without charge for such exchange, and the Registrar and Paying Agent shall deliver in exchange for such temporary Bonds so surrendered an equal aggregate principal amount of definitive duly executed Bonds, of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds.

            Nothing in this Indenture shall prevent the Authority from delivering, and the Authority is hereby expressly permitted to deliver, Auction Rate Bonds in typewritten form to the Securities Depository as registered owner thereof.


                                     VII-3

            SECTION 7.06. Disposition of Bonds. Any Bond surrendered to the Registrar and Paying Agent for payment shall be cancelled upon such payment by the Trustee. The Trustee shall dispose of any cancelled Bond which has been paid and which bears any date two (2) years prior to the date of disposition in accordance with the Trustee's procedures in effect for the disposition of cancelled securities as of the date of such disposition. When the Trustee shall dispose of any Bond, it shall deliver a certificate of such disposition to the Authority and the Company.


                                     VII-4

                                  ARTICLE VIII

                        ESTABLISHMENT OF THE PROJECT FUND

            SECTION 8.01. Project Fund. 1. There is hereby created and established a special trust fund to be designated "Consolidated Edison Company of New York, Inc. Series 2001A Project Fund" (hereinafter referred to as the "Project Fund") to be held by the Trustee. All income or gain on monies deposited in the Project Fund shall be retained therein.

            2. There shall be deposited into the Project Fund the proceeds of the Bonds issued hereunder.

            3. The monies on deposit from time to time in the Project Fund shall be held under and subject to this Indenture, but shall not be subject to the liens, pledges, charges, assignments and trusts created hereby for the security and benefit of the Holders of the Bonds and shall not be available for the payment of Bonds within the meaning of the Indenture, and shall be used and applied solely for the purpose of refunding the Prior Bonds in accordance with the remaining provisions of this Section.

            4. The Trustee is authorized and directed to make payments from the Project Fund to pay the redemption price of the Prior Bonds or costs incurred in connection therewith, upon receipt of a letter or letters signed by an Authorized Company Representative so directing.


                                     VIII-1

                                   ARTICLE IX

                     CREATION OF SPECIAL FUNDS AND ACCOUNTS;
                     APPLICATION AND INVESTMENT OF REVENUES

            SECTION 9.01. Creation of Funds and Accounts. (a) The following fund and the following accounts therein, which shall be a special fund and accounts to be held by the Trustee, are hereby created and designated as set forth below:

            Bond Fund

                  (a)   Interest Account
                  (b)   Principal Account
                  (c)   Redemption Account
                  (d)   Acceleration Account

            The designation of each fund and account set forth above shall include the term "Consolidated Edison Company of New York, Inc. Series 2001A," which term shall precede the designation as set forth above. Such fund and each such account is, however, sometimes referred to herein as set forth above.

            (b) The Bond Fund and the accounts therein shall be held in the custody of the Trustee. All monies required to be deposited with or paid to the Trustee under any provision of this Indenture shall be held by the Trustee in trust and applied only in accordance with the provisions of this Indenture and shall be trust funds for the purposes specified in this Indenture.

            SECTION 9.02. Deposit of Note Payments. The Trustee shall deposit the Note Payments or other money set forth below in the Bond Fund and credit the Accounts set forth below in the order set forth below:

            The Company shall pursuant to Sections 4.02, 4.03 and 4.04 of the Participation Agreement deposit, or cause to be deposited, the following in immediately available funds with the Trustee as the Note Payments become due or are declared to be immediately due and payable under the Participation Agreement and the Note unless sufficient amounts are then available in such Accounts to make the required payments therefrom:

            (a)(i) During an Auction Rate Period, no later than 12:00 noon (New York City time) on the Business Day next preceding each Interest Payment Date, into the Bond Fund for credit to the Interest Account an aggregate amount of funds available on the next Business Day in The City of New York equal to the aggregate amount required for the payment of the interest payable on the Outstanding Auction Rate Bonds, on such Interest Payment Date. In the event such deposit is not made in accordance with this paragraph (i), the Trustee shall promptly send a certificate to the Auction Agent and to the registered owners of each series of Bonds by telex, telecopy or similar means, in substantially the form prescribed by the Auction Agency Agreement. If such deposit is made by the Company within 3 Business

Days of the Business Day immediately preceding the Interest Payment Date, the Trustee shall promptly send a certificate to the Auction Agent and to the registered owners of each series of Bonds by telex, telecopy or similar means in substantially the form prescribed by the Auction Agency Agreement.

            (ii) No later than 12:00 noon (New York City time) on each Interest Payment Date, other than during an Auction Rate Period, into the Bond Fund for credit to the Interest Account the amount required for the payment of the interest payable on the Outstanding Bonds on such Interest Payment Date.

            In the event a Direct-Pay Credit Facility is in place, amounts required to be deposited in the Bond Fund for credit to the Interest Account shall be derived solely from the following sources of funds in the priority indicated and shall be so deposited and credited to the Interest Account on the date indicated:

                  (I) First, on each Interest Payment Date, the proceeds of a draw, borrowing or payment under the Direct-Pay Credit Facility in respect of interest payable on such Interest Payment Date; and

                  (II) Second, on each Interest Payment Date, any other monies provided by the Company pursuant to the preceding paragraph for such purpose.

            The Trustee shall deposit the proceeds of a draw, borrowing or payment under a Direct-Pay Credit Facility in a segregated sub-account of the Interest Account in the Bond Fund and such proceeds shall not be commingled with moneys in any other Account or sub-account or derived from any other source.

            (b)(i) During an Auction Rate Period, no later than 12:00 noon (New York City time) on the second Business Day next preceding each Auction Date, into the Bond Fund for credit to the Redemption Account an aggregate amount of funds available on the next Business Day in The City of New York equal to the aggregate amount required to pay the principal of and premium, if any, and accrued interest on any Auction Rate Bonds, called for redemption; provided, however if the scheduled date of such deposit to the Redemption Account by the Company is not a Business Day then the date for such deposit to the Redemption Account by the Company shall be the first Business Day immediately preceding the scheduled date of such deposit to the Redemption Account by the Company. In the event such deposit is not made in accordance with this paragraph (i), the Trustee shall promptly send a certificate to the Auction Agent by telex, telecopy or similar means, substantially in the form required by the Auction Agency Agreement. If such deposit is made by the Company within 3 Business Days of the second Business Day immediately preceding the Auction Date the Trustee shall promptly send a certificate to the Auction Agent by telex, telecopy or similar means, substantially in the form required by the Auction Agency Agreement.

            (ii) Other than during an Auction Rate Period, on the last Business Day prior to the day on which any redemption is to occur or on the last Business Day prior to the Stated Maturity, into the Bond Fund for credit to the Redemption Account or the Principal Account, as appropriate, the amount required to pay principal of and premium, if any, and accrued interest on any Bonds called for redemption or at the Stated Maturity, the amount required to pay the principal of the Bonds.

            In the event a Direct-Pay Credit Facility is in place, amounts required to be deposited in the Bond Fund for credit to the Redemption Account or the Principal Account, as appropriate, shall be derived solely from the following sources of funds in the priority indicated and shall be so deposited and credited in the Redemption Account or the Principal Account, as appropriate, on the date indicated:

                  (I) First, on the date any redemption is scheduled to occur and on the Stated Maturity, the proceeds of a draw, borrowing or payment under the Direct-Pay Credit Facility in respect of the amounts described in the preceding paragraph; and

                  (II) Second, on the date any redemption is scheduled to occur and on the Stated Maturity, any other monies provided by the Company pursuant to the preceding paragraph for such purpose.

            The Trustee shall deposit the proceeds of a draw, borrowing or payment under a Direct-Pay Credit Facility in a segregated sub-account of the Redemption Account or Principal Account, as the case may be, in the Bond Fund and such proceeds shall not be commingled with moneys in any other Account or sub-account or derived from any other source.

            If other monies are received by the Trustee as advance payments of Note Payments to be applied to the redemption of all or a portion of the Bonds, such monies shall be deposited in the Bond Fund for credit to the Redemption Account therein.

            (c) Immediately following the declaration of principal of and accrued interest on the Bonds then Outstanding to be immediately due and payable pursuant to Section 12.03, into the Bond Fund for credit to the Acceleration Account, the amount required to pay principal of and accrued interest on such Bonds.

            In the event a Direct-Pay Credit Facility is in place, amounts required to be deposited in the Bond Fund for credit to the Acceleration Account shall be derived solely from the following sources of funds in the priority indicated and shall immediately be so deposited and credited in the Acceleration
Account:

                  (I) First, the proceeds of a draw, borrowing or payment under the Direct-Pay Credit Facility in respect of principal of and accrued interest on the Bonds; and

                  (II) Second, any other monies provided by the Company pursuant to the preceding paragraph for such purpose.

            The Trustee shall deposit the proceeds of a draw, borrowing or payment under a Direct-Pay Credit Facility in a segregated sub-account of the Acceleration Account in the Bond Fund and such proceeds shall not be commingled with moneys in any other Account or sub-account or derived from any other source.

            SECTION 9.03. Application of Monies in the Bond Fund and the Bond Purchase Fund. 1. The Bond Fund shall be used for the purpose of making scheduled payments of principal of and interest on the Bonds, of making payments of principal of and premium, if any, and accrued interest on Bonds then subject to redemption in the manner herein provided and of making payments of principal of and accrued interest on the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 12.03. The monies in the Bond Fund shall be applied as follows:

            (a) Interest Account. Subject to the succeeding sentence, on each Interest Payment Date, the Trustee shall apply the amount of monies then credited to the Interest Account equal to the interest then payable on the Bonds to the payment of such interest on such Interest Payment Date. In the event a Direct-Pay Credit Facility is in place and payments are required to be made in the order specified in Section 9.02 (a)(ii), the Trustee shall request a draw, borrowing or payment under the Direct-Pay Credit Facility in accordance with the terms thereof in an amount equal to the amount required to pay the interest payable on the Outstanding Bonds on such Interest Payment Date and shall notify the Company of the amount and date of such request. If sufficient funds are not available under Section 9.02(a)(ii)(I) to pay such interest, the Trustee shall apply funds, if any, available pursuant to Section 9.02(a)(ii)(II), to the extent necessary, to such payment of interest. If the interest on the Bonds has been paid in full when due and all payments required under the Direct-Pay Credit Facility have been made, the Trustee shall apply remaining funds, if any, available pursuant to Section 9.02(a)(ii)(II) in an amount not to exceed the amount of the draw or borrowing under the Direct-Pay Credit Facility to reimburse the Credit Facility Issuer for such draw or borrowing after such draw or borrowing has been honored by the Credit Facility Issuer.

            (b) Principal Account. Subject to the succeeding sentence, on the Stated Maturity, the Trustee shall apply the amount of monies then credited to the Principal Account equal to the principal amount of Bonds then payable to the payment of such principal on such date. In the event a Direct-Pay Credit Facility is in place, the Trustee shall request a draw, borrowing or payment under the Direct-Pay Credit Facility in accordance with the terms thereof in the amount required, to pay such principal amount and shall notify the Company of the amount and date of such request. If sufficient funds are not available under
Section 9.02(b)(ii)(I) to pay such principal, the Trustee shall apply funds, if any, available pursuant to Section 9.02(b)(ii)(II), to the extent necessary, to such payment. If the principal of the Bonds has been paid in full when due and all payments required under the Direct-Pay Credit Facility have been made, the Trustee shall apply remaining funds, if any, available pursuant to Section 9.02(b)(ii)(II) in an amount not to exceed the amount of the draw or borrowing under the Direct-Pay Credit Facility to reimburse the Credit Facility Issuer for such draw or borrowing after such draw or borrowing has been honored by the Credit Facility Issuer.

            (c) Redemption Account. The Trustee shall redeem on the date set for the redemption thereof, as provided in Article V of this Indenture, a principal amount of Bonds then subject to redemption. Subject to the following sentence, the Trustee shall apply an amount credited to the Redemption Account equal to the principal amount and premium, if any, of Bonds then subject to redemption, together with accrued interest thereon to the redemption date, to the payment of such Bonds on the redemption date from funds described in Section 9.02(b).

            In the event a Direct-Pay Credit Facility is in place, the Trustee shall request a draw under the Direct-Pay Credit Facility in accordance with the terms thereof, in an amount equal to the amount required to pay the principal amount and premium, if any, of Bonds then to be redeemed, together with accrued interest thereon to the date set for redemption and shall notify the Company of the date and amount of such request. If sufficient amounts to make such payment are not available under Section 9.02(b)(ii)(I), the Trustee shall apply amounts, if any, available pursuant to Section 9.02 (b)(ii)(II), to the extent necessary, to such payment. Such redemption shall be made pursuant to the provisions of
Article V. If the redemption price of the Bonds equal to the principal amount of Bonds then to be redeemed, together with premium, if any, and accrued interest thereon has been paid in full on the redemption date and all payments required under the Direct-Pay Credit Facility have been made, the Trustee shall apply remaining funds, if any, available pursuant to Section 9.02(b)(ii)(II) in an amount not to exceed the amount of the draw or borrowing under the Direct-Pay Credit Facility to reimburse the Credit Facility Issuer for such draw or borrowing after such draw or borrowing has been honored by the Credit Facility Issuer.

            Upon the retirement of any portion of the Bonds by redemption pursuant to the provisions of this Section 9.03, the Trustee shall file with the Authority and the Company a statement stating the amounts of the Bonds so redeemed and setting forth the date of their redemption and the amount paid as principal, premium and interest thereon. The expenses in connection with the redemption of the Bonds shall be paid by the Company as Additional Payments.

            All monies in the Redemption Account on the last Business Day prior to the Stated Maturity shall be transferred to the Principal Account.

            (d) Acceleration Account. The Trustee shall immediately apply an amount credited to the Acceleration Account equal to the principal amount of and accrued interest on the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 12.03 from funds described in
Section 9.02(c).

            In the event a Direct-Pay Credit Facility is in place, the Trustee shall request a draw under the Direct-Pay Credit Facility in accordance with the terms thereof, in an amount equal to the amount required to pay the principal amount of and accrued interest of the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 12.03 and shall notify the Company of the date and amount of such request. If sufficient amounts to make such payment are not available under Section 9.02(c)(I), the Trustee shall apply amounts, if any, available pursuant to Section 9.02(c)(II), to the extent necessary, to such payment. If the principal of and interest on the Bonds has been paid in full after such Bonds have been declared to be immediately due and payable and all payments required under the Direct-Pay Credit Facility have been made, the Trustee shall apply remaining funds, if any, available pursuant to Section 9.02(c)(II) in an amount not to exceed the amount of the draw or borrowing under the Direct-Pay Credit Facility to reimburse the Credit Facility Issuer for such draw or borrowing after such draw or borrowing has been honored by the Credit Facility Issuer.

            2. Bond Purchase Fund. Pursuant to Section 4.02(d) of the Participation Agreement, the Company has agreed that the Company shall, to the extent not paid from a draw or payment under a Liquidity Facility, pay an amount to the Trustee for payment to, or directly to, the Registrar and Paying

Agent for deposit in the Bond Purchase Fund and credit to the Company Account therein established under the Bond Purchase Trust Agreement to be applied to the payment of the Purchase Price of any Bond pursuant to the Bond Purchase Trust Agreement to the extent not otherwise provided from the sources described in the Bond Purchase Trust Agreement.

            In the event sufficient funds are not available under Section 2.03(a)(i) of the Bond Purchase Trust Agreement to pay such Purchase Price on the date of purchase of any Bonds pursuant to Section 5.03, 5.04, 5.08 or 5.09 hereof, the Registrar and Paying Agent on or prior to the time specified in the Bond Purchase Trust Agreement direct the Trustee to request a draw or payment under the Liquidity Facility in accordance with the terms thereof in the amount required, together with amounts, if any, available under Section 2.03(a)(i) of the Bond Purchase Trust Agreement, to pay the Purchase Price of such Bonds on such date of purchase. The Trustee shall on or prior to the time specified in the Bond Purchase Trust Agreement request such draw or payment under the Liquidity Facility in accordance with the terms thereof and shall on or prior to the time specified in the Bond Purchase Trust Agreement transfer the proceeds of such draw or payment to the Registrar and Paying Agent, who shall cause the proceeds of such draw or payment to be deposited in the Bond Purchase Fund under the Bond Purchase Trust Agreement and credited to the Liquidity Facility Proceeds Account therein. The Registrar and Paying Agent shall notify the Company of the amount and date of such request.

            The Remarketing Agent shall notify the Registrar and Paying Agent and the Trustee, at or prior to 11:15 a.m. (New York City time) on a specified purchase date, of the amount of the proceeds of the related remarketing, and shall specify whether remarketing proceeds (excluding any such proceeds from the Company, the Authority or an affiliate of either) equal to the full amount of the Purchase Price payable on such purchase date are held by the Remarketing Agent and will be available on such purchase date for the payment of such Purchase Price, and, if the amount of such remarketing proceeds that will be available on such purchase date for the payment of such Purchase Price shall not be equal to the full amount of the Purchase Price payable on such purchase date, such notice shall specify the amount of the deficiency. By 11:45 a.m. (New York City time) on such purchase date, the Remarketing Agent shall pay to the Registrar and Paying Agent, for deposit in the Bond Purchase Fund and credit to the Remarketing Proceeds Account, an aggregate amount of such remarketing proceeds equal to the amount stated in such notice to be available on such purchase date for the payment of such Purchase Price.

            SECTION 9.04. Investment of Funds. Monies in the Bond Fund and the accounts in such fund shall be invested and reinvested by the Trustee, at the written direction of the Company, so long as the Company is not in default hereunder or under the Participation Agreement, to the extent reasonable and practicable in Investment Securities selected by the Company and maturing in the amounts and at the times as determined by the Company so that the payments required to be made from such funds and accounts may be made when due and subsequent to the occurrence of an Event of Default hereunder or under the Participation Agreement, the Trustee shall hold monies in the Bond Fund uninvested. Investment earnings shall be considered on deposit in any Fund or Account as of the date they are actually received by the Trustee. Notwithstanding the foregoing, so long as a Direct-Pay Credit Facility is in effect, monies in the Bond Fund, except for proceeds of refunding bonds, shall be held uninvested.

            Monies on deposit in the Project Fund shall be invested and reinvested by the Trustee at the express direction of the Company, promptly confirmed in writing, so long as the Company is not in default under the Participation Agreement, to the extent reasonable and practicable, in Investment Securities maturing in such amounts and at such times as it is anticipated by the Company that such monies will be required to pay the redemption price of the Prior Bonds.

            The Trustee, with the consent of the Company, shall be authorized to sell any investment when necessary to make the payments to be made from the funds and accounts therein. All earnings on and income from monies in said funds and accounts (other than the Project Fund) created hereby shall be considered to be Revenues and shall be held in the respective account in the Bond Fund for use and application as are all other monies deposited in such accounts. The Trustee shall, in the statement required by Section 11.07, set forth the Investment Securities held separately in, and the earnings realized on investment for, each fund and account hereunder. The Trustee shall not be liable for any depreciation in the value of the Investment Securities acquired hereunder or any loss suffered in connection with any investment of funds made by it in accordance herewith, including, without limitation, any loss suffered in connection with the sale of any investment pursuant hereto.

            The Trustee may make any such investments through its own investment department upon written direction of the Company.

            All Investment Securities shall constitute a part of the respective fund and accounts therein from which the investment in Investment Securities was made.

                                    ARTICLE X

                      PARTICULAR COVENANTS OF THE AUTHORITY

            SECTION 10.01. Payment of Principal of and Interest and Redemption Premium on Bonds. The Authority will promptly pay solely from the Note Payments and other monies held by the Trustee and available therefor, the principal of, and the interest on, every Bond issued under and secured by the Indenture and any premium required to be paid for the retirement of said Bonds by redemption, at the places, on the dates and in the manner specified in this Indenture and in said Bonds according to the true intent and meaning thereof, subject, however, to the provisions of Section 2.02.3.

            SECTION 10.02. Performance of Covenants. The Authority will faithfully perform at all times all covenants, undertakings, stipulations and provisions contained in the Indenture, in any and every Bond and in all proceedings of the Authority pertaining thereto.

            SECTION 10.03. Further Instruments. The Authority will from time to time execute and deliver such further instruments and take such further action as may be reasonable and as may be required to carry out the purpose of the Indenture; provided, however, that no such instruments or actions shall pledge the credit of the Authority or the State of New York or the taxing power of the State of New York or otherwise be inconsistent with the provisions of Section 2.02.3.

            SECTION 10.04. Inspection of Project Books. All books and documents in the possession of the Authority relating to the Project or the Participation Agreement shall at all times be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

            SECTION 10.05. No Extension of Time of Payment of Interest. In order to prevent any accumulation of claims for interest after maturity, the Authority will not directly or indirectly extend or assent to the extension of the time of payment of any claims for interest on, any of the Bonds and will not directly or indirectly be a party to or approve any such arrangement by purchasing such claims for interest or in any other manner. In case any such claim for interest shall be extended in violation hereof, such claim for interest shall not be entitled, in case of any default hereunder, to the benefit or security of the Indenture except subject to the prior payment in full of the principal of, and premium, if any, on, all Bonds issued and outstanding hereunder, and of all claims for interest which shall not have been so extended or funded.

            SECTION 10.06. Trustee's, Auction Agent's, Remarketing Agent's, Broker-Dealers' Registrar and Paying Agent's and Indexing Agent's Fees, Charges and Expenses. Pursuant to the provisions of Section 4.02 of the Participation Agreement, the Company has agreed to pay the fees and the expenses (including, in the case of the Trustee, the Registrar and Paying Agent and the Remarketing Agent, the reasonable fees and expenses of counsel and accountants) of the Trustee, the Registrar and Paying Agent, Indexing Agent, and in the case of Auction Rate Bonds, the Auction Agent, Remarketing Agent, and Broker-Dealers, in the amounts set forth more fully therein, and the Authority shall have no liability for the payment of any fees or expenses of the Trustee, the Registrar and Paying Agent, Indexing Agent and in the case of Auction Rate Bonds, the Auction Agent, Remarketing Agent, and Broker-Dealers.

            SECTION 10.07. Agreement of the State of New York. In accordance with the provisions of subdivision 11 of Section 1860 of the Act, the Authority, on behalf of the State of New York, does hereby pledge to and agree with the Bondholders that the State of New York will not limit or alter the rights and powers vested by the Act in the Authority to fulfill the terms of any contract made with Bondholders, or in any way impair the rights and remedies of such Bondholders, until the Bonds, together with the premium and interest thereon, with (to the extent permitted by law) interest on any unpaid installments of interest, and all costs and expenses in connection with any action or proceeding by or on behalf of such Bondholders, are fully met and discharged.

            SECTION 10.08. Recording and Filing. Pursuant to the Participation Agreement, the Company covenants that it will cause all financing statements related to this Indenture and all supplements thereto and the Participation Agreement and all supplements thereto, as well as such other security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of Holders and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture. The Company is obligated under Section 5.18 of the Participation Agreement to file all such financing statements and other security agreements.

            SECTION 10.09. Rights Under the Participation Agreement and the Note. The Participation Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Authority and the Company and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder. Subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof, neither the Participation Agreement nor the Note may be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of
Article XIV hereof. The Authority agrees that the Trustee, in its name or in the name of the Authority, may enforce all rights of the Authority and all obligations of the Company under and pursuant to the Participation Agreement and the Note for and on behalf of the Holders, whether or not the Authority is in default hereunder. The Note heretofore delivered to the Trustee evidences the obligations of the Company to make certain specified payments under the Participation Agreement. Nothing herein contained shall be construed to prevent the Authority from enforcing directly any or all of its rights to administrative compensation or indemnification under the Participation Agreement.

                                   ARTICLE XI

                     CONCERNING THE TRUSTEE; APPOINTMENT OF
                 REGISTRAR AND PAYING AGENT, REMARKETING AGENT,
                        AUCTION AGENT AND INDEXING AGENT

            SECTION 11.01. Appointment of Trustee. The Bank of New York is hereby appointed the Trustee hereunder and by the execution of this Indenture accepts such appointment and without further act, deed or conveyance, shall be fully vested with all the estate, properties, rights, powers, trusts, duties and obligations of the Trustee hereunder.

            The Trustee shall set up suitable accounts for the deposit of the Note Payments and for the payment of the Bonds and the interest thereon and for all other payments provided or required by this Indenture, including, without limiting the generality of any of the foregoing, setting up of the Funds created by Articles VIII and IX.

            SECTION 11.02. Indemnification of Trustee as Condition for Remedial Action. The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability; the Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity, and in such case the Trustee shall be reimbursed from the Additional Payments required to be made pursuant to the Participation Agreement for all costs and expenses, outlays and counsel fees and other reasonable disbursements incurred in connection therewith. If the Company shall fail to make such reimbursement, the Trustee may reimburse itself from any monies in its possession under the provisions of this Indenture and shall be entitled to a preference over the Bonds; provided, however, that the proceeds of a Support Facility or of remarketing of Bonds shall be applied solely as set forth elsewhere herein and in such Support Facility and shall not be applied to the reimbursement set forth in this Section 11.02. Notwithstanding the foregoing, the Trustee shall make all payments of principal of and premium, if any, and interest on the Bonds then Outstanding when due, when called for redemption or when declared to be immediately due and payable pursuant to this Indenture and of the Purchase Price of the Bonds in accordance with this Indenture.

            SECTION 11.03. Trustee Not Liable for Failure of the Authority or Company to Act. The Trustee shall not be liable or responsible because of the failure of the Authority or the Company or any of their employees or agents to make any collections or deposits or to perform any act herein required of the Authority or the Company. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other monies deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

            SECTION 11.04. Certain Duties and Responsibilities of the Trustee.
(a) Except during the continuance of an Event of Default specified in Section
12.01 of which the Trustee has been notified or is deemed to have notice as provided in Section 11.08,

            (1) the Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

            (b) In case an Event of Default specified in Section 12.01 has occurred and is continuing of which the Trustee has been notified or is deemed to have notice as provided in Section 11.08, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (c) None of the provisions of this Indenture shall be construed to relieve the Trustee from liability for negligent action, negligent failure to act, or willful misconduct, except that

            (1) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by any one of its officers, unless it shall be proved that the Trustee was negligent;

            (3) in the absence of bad faith on its part, the Trustee shall be protected and shall incur no liability in acting or proceeding or in not acting or not proceeding upon any resolution, order, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher requisition, bond or other paper or document which the Trustee shall believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by the Trustee to be qualified in relation to the subject matter, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements;

            (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the provisions of this Indenture; and

            (5) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Notwithstanding anything contained elsewhere in this Indenture, the Trustee shall have the right to reasonably require, in respect of the payment or withdrawal of any monies or the taking of any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee.

            (e) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents or receivers, and shall not be responsible for any negligence or misconduct on the part of any such attorney, agent or receiver appointed by it if the Trustee shall have exercised due care and diligence in appointing or selecting such person, and shall be entitled to advice of counsel concerning all matters of the trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney or attorneys (who may be the attorney or attorneys for the Authority or the Company), approved by the Trustee in the exercise of reasonable care, and the Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

            (f) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon a certificate of an Authorized Company Representative or an Authorized Officer.

            (g) The Trustee shall not be accountable for the use by the Company of any proceeds of the Bonds authenticated or delivered hereunder.

            (h) The Trustee shall not be required to give any bonds or surety in respect of the execution of its trusts and powers hereunder.

            (i) The Trustee may treat and deem the Holder of any Bonds as set forth in the books of the registry hereunder as the absolute owner thereof.

            SECTION 11.05. Limitations on Obligations and Responsibilities of Trustee. The Trustee shall be under no obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee, except as to the acceptance of the trusts by its execution of this Indenture and the performance of its responsibilities hereunder, shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture, or in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee shall be under no obligation to see that any duties herein or in the Participation Agreement, the Remarketing Agreement, the Auction Agency Agreement, the Broker-Dealer Agreement or any Support Facility imposed upon the Authority, the Company, the issuer of any Support Facility, or any party other than itself in its capacity as Trustee, or any covenants herein contained on the part of any party other than itself in its capacity as Trustee to be performed, shall be done or performed, and the Trustee shall be under no obligation for failure to see that any such duties or covenants are so done or performed.

            SECTION 11.06. Compensation and Indemnification of Trustee. The Company has agreed in the Participation Agreement (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder or shall from time to time be agreed in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            SECTION 11.07. Statements from Trustee. It shall be the duty of the Trustee, on or about the fifteenth (15th) day of each month, and at such other reasonable time or times as may be determined by the Authority or the Company, to file with the Authority, upon the written request thereof, and the Company a statement setting forth in respect of the preceding calendar month:

            (a) the amount withdrawn or transferred by it and the amount received by it and held on account of each Fund under the provisions of this Indenture;

            (b) the amount on deposit with it at the end of such calendar month to the credit of each such Fund or Account;

            (c) a monthly account of reconciliation and income which includes a brief description of all obligations held by it as an investment of monies in each such Fund or Account;

            (d) the amount applied to the redemption of the Bonds under the provisions of Article V and Section 9.03 and the amount of the Bonds remaining Outstanding; and

            (e) any other information which the Authority or the Company may reasonably request.

            All records and files pertaining to the Bonds and the Company in the custody of the Trustee shall be open at all reasonable times upon prior notice to the inspection of the Authority, the Company and their agents and representatives.

            SECTION 11.08. Notice of Default. Except upon the happening of any Event of Default specified in clauses (a) through (d), inclusive, of Section 12.01, the Trustee shall not be obliged to take notice or be deemed to have notice of any Event of Default hereunder, unless specifically notified in writing of such Event of Default by the issuer of any Support Facility, the Remarketing Agent, the Auction Agent or the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds Outstanding and such written notice shall state that it is a "notice of default."

            SECTION 11.09. Trustee May Deal in Bonds. The bank or trust company acting as Trustee under this Indenture, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Holder of a Bond in any action which any Holder of a Bond may be entitled to take with like effect as if such bank or trust company were not the Trustee under this Indenture.

            SECTION 11.10. Trustee Not Responsible For Recitals. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Authority, and not by the Trustee, and the Trustee assumes, and shall be under, no responsibility for the correctness of the same or for the recording or re-recording or filing or refiling of the Indenture or any supplements thereto or any instruments of further assurance (including financing statements) except as otherwise provided herein. The Trustee makes no representations as to the value of any property pledged hereunder to the payment of Bonds or as to the title of the Authority or the Company thereto or as to the validity, sufficiency or adequacy of the security afforded thereby or hereby or as to the validity of this Indenture, the Note, the Participation Agreement, any Support Facility or of the Bonds.

            SECTION 11.11. Qualification of the Trustee. There shall at all times be a Trustee hereunder which shall be a bank and/or trust company, having combined capital and unimpaired surplus of at least $50,000,000, duly authorized to exercise corporate trust powers and subject to examination by federal or state authority. The Trustee hereunder shall not be required to maintain, and any successor Trustee shall not be required to have, an office in the city in which the principal corporate trust office of the initial Trustee hereunder is located.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.11, it shall resign immediately in the manner and with the effect specified in Section 11.12.

            SECTION 11.12. Resignation and Removal of Trustee. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 11.13.

            (b) The Trustee may resign at any time by giving written notice thereof to the Authority and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty
(30) days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by demand of the Holders of a majority in principal amount of the Bonds then Outstanding, signed in person by such Holders or by their attorneys, legal representatives or agents and delivered to such Trustee, the Authority and the Company (such demand to be effective only when received by the Trustee, the Authority and the Company).

            (d) If at any time:

                  (1) the Trustee shall cease to be eligible under Section 11.11 and shall fail to resign after written request by the Authority or by a Holder who shall have been a bona fide Holder for at least six months, or

                  (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either such case, (i) the Authority may remove, and the Company may request the Authority to remove, the Trustee, or (ii) any Holder who has been a bona fide Holder for at least six months may, on behalf of herself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Authority shall promptly appoint a successor; the Company or the issuer of any Support Facility or both of them, having the right to request the appointment of a particular qualified institution as such successor. Within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee may be appointed by an instrument or concurrent instruments in writing executed by the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Authority and the retiring Trustee, and, upon such delivery, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Authority.

            (f) The Authority shall give notice to the Trustee, the Company, the Remarketing Agent, the Registrar and Paying Agent, the Auction Agent and the Bondholders of each resignation and each removal of a Trustee and each appointment of a successor Trustee in the manner set forth in Section 17.03 with respect to Bondholders and Section 17.09 with respect to the Company, the Auction Agent and the Remarketing Agent. Each notice shall include the name and address of the Principal Corporate Trust Office of the successor Trustee.

            (g) The Trustee at any time other than during the continuance of an Event of Default and for any reason may be removed by an instrument in writing, executed by an Authorized Officer, appointing a successor, filed with the Trustee so removed.

            SECTION 11.13. Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Authority and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, shall become fully vested with all the rights, immunities, powers and trusts and subject to all the duties and obligations, of its predecessor; but such predecessor shall, nevertheless, on written request of its successor or of the Authority and upon payment of expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Sections 11.02 and 11.06, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all property and monies held by it hereunder to its successor, subject, nevertheless, to its first lien and preference provided for in Sections 11.02 and 11.06. Should any instrument in writing from the Authority be required by any successor Trustee for more fully vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Authority.

            Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee hereunder with or into which the bank or trust company acting as Trustee may be converted, merged or consolidated, or to which the corporate trust business assets as a whole or substantially as a whole of such bank or trust company may be sold, shall be deemed the successor of the Trustee.

            SECTION 11.14. Appointment of Remarketing Agent. Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. are hereby appointed by the Authority as the initial Remarketing Agents to serve as such under the terms and provisions hereof and of the Remarketing Agreement for the Series 2001A-1 Bonds, the Series 2001A-2 Bonds and the Series 2001A-3 Bonds, respectively. The Remarketing Agent for any subseries, including any successor appointed pursuant hereto, shall be a member of the National Association of Securities Dealers, Inc. having capitalization of at least $25,000,000, and be authorized by law to perform all the duties imposed upon it by this Indenture, the Bond Purchase Trust Agreement and the Remarketing Agreement. The Remarketing Agent for any subseries of Bonds may be removed at any time by the Authority, upon thirty (30) days' notice, acting at the written direction of the Company by an instrument signed by the Authority and filed with the Trustee, the Registrar and Paying Agent, the Remarketing Agent and the Company. If there shall not be at least one Remarketing Agent serving as such for any subseries of Bonds following the effective date of a proposed removal of a Remarketing Agent for such subseries, no such removal shall take effect until the appointment of a successor Remarketing Agent for such subseries of Bonds. The Remarketing Agent for any subseries of Bonds may resign upon 30 days written notice delivered to the Company, the Authority, the Trustee, the Registrar and Paying Agent and the issuer of any Support Facility. The Company shall use its best efforts to cause the Authority to appoint a successor Remarketing Agent that is a qualified institution, effective as of the effectiveness of any such resignation or removal. Each successor Remarketing Agent shall be a qualified institution selected and appointed by the Authority, upon the written request and with the approval of the Company. If there shall be more than one Remarketing Agent serving as such for a subseries of Bonds, the Authority, at the request of the Company, shall designate one such Remarketing Agent as "Remarketing Representative" to act on behalf of all Remarketing Agents for such subseries, and each other Remarketing Agent shall agree in writing to accept the determinations of such Remarketing Representative.

            SECTION 11.15. Appointment of Registrar and Paying Agent. The Bank of New York in New York, New York is hereby appointed by the Authority to serve as the Registrar and Paying Agent hereunder. The Company shall have the right to request the appointment of an institution meeting the requirements of Section
11.19 to serve as successor thereto in the event of the removal or resignation of such Registrar and Paying Agent.

            The Trustee hereby appoints any Registrar and Paying Agent appointed hereunder as authenticating agent.

            SECTION 11.16. General Provisions Regarding Registrar and Paying Agent.

            (a) The Registrar and Paying Agent shall:

            (i) hold all Bonds delivered to it for purchase hereunder in trust for the benefit of the respective Bondholders which shall have so delivered such Bonds until monies representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Holders and deliver said Bonds in accordance with the provisions of this Indenture;

            (ii) hold all monies delivered to it for the purchase of Bonds, in trust for the benefit of the person or entity who has delivered such monies until the Bonds purchased with such monies have been delivered to or for the account of such person or entity as provided in this Indenture;

            (iii) maintain the books of registry and keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Trustee, the Remarketing Agent, the Authority and the Company at all reasonable times;

            (iv) perform the duties and undertake the obligations assigned to them in Sections 7.02 through 7.06;

            (b) The Registrar and Paying Agent may deem and treat the Holder of any Bonds as set forth in the books of registry hereunder as the absolute owner thereof;

            (c) The Registrar and Paying Agent may in good faith hold any other form of indebtedness issued by the Authority or any security issued by the Company, or any affiliate of the Company; own, accept or negotiate any drafts, bills of exchange, acceptances or obligations thereof; and make disbursements therefor and enter into any commercial or business arrangement therewith; all without any liability on the part of such Registrar and Paying Agent for any real or apparent conflict of interest by reason of any such actions; and

            (d) The Registrar and Paying Agent agrees to cooperate with the Trustee and the Company in preparing and conveying information necessary for drawings under any Support Facility. To the extent that any other certificate to be submitted by the Trustee to an issuer of a Support Facility in connection with a drawing under the Support Facility requires the Trustee to state that the Registrar and Paying Agent has certified certain information to the Trustee, the Registrar and Paying Agent agrees to provide such certification to the Trustee to the extent such information is known to it.

            SECTION 11.17. Payment of Registrar and Paying Agent; Indemnification. The Authority will cause the Company to agree in the Participation Agreement to pay all reasonable fees, charges and expenses of the Registrar and Paying Agent for acting under and pursuant to this Indenture. In addition, the Authority will cause the Company to agree in the Participation Agreement to indemnify the Registrar and Paying Agent and its directors, officers and employees against and save them harmless from any and all losses, costs, charges, expenses, judgments and liabilities incurred while carrying out the transactions contemplated by this Indenture, except that said indemnity does not apply to the extent that they are caused by the negligent action, negligent failure to act or willful misconduct of the Registrar and Paying Agent or its directors, officers, employees or agents.

            SECTION 11.18. Registrar and Paying Agent's Performance; Duty of Care. The duties and obligations of the Registrar and Paying Agent shall be determined solely by the provisions of this Indenture. None of the provisions of this Indenture shall be construed to relieve the Registrar and Paying Agent from liability for negligent action, negligent failure to act or willful misconduct, except that (a) the Registrar and Paying Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and, in the absence of bad faith on the part of the Registrar and Paying Agent, the Registrar and Paying Agent may conclusively rely, as to the truth of the statements expressed therein, upon any document furnished to the Registrar and Paying Agent and conforming to the requirements of this Indenture and the Registrar and Paying Agent may conclusively rely and shall be protected in acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties, provided that, in the case of any such document which by any provision of this Indenture is specifically required to be furnished to the Registrar and Paying Agent, the Registrar and Paying Agent shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture, and
(b) no provisions of this Indenture shall require the Registrar and Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. The Registrar and Paying Agent may act upon the opinion or advice of any attorney or attorneys (who may be the attorney or attorneys for the Authority or the Company), approved by the Trustee in the exercise of reasonable care, and the Registrar and Paying Agent shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

            SECTION 11.19. Qualifications of Registrar and Paying Agent. The Registrar and Paying Agent, including any successor appointed pursuant to this Indenture, shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital and unimpaired surplus of at least $50,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. Unless the Bonds bear an Auction Rate, or a Fixed Rate, the

Registrar and Paying Agent shall have an office or agency in New York, New York capable of performing its obligations hereunder.

            SECTION 11.20. Resignation or Removal of Registrar and Paying Agent and Successor to Registrar and Paying Agent; Termination of Registrar and Paying Agent's Obligations. The Registrar and Paying Agent may at any time resign and be discharged of the duties and obligations created hereunder and under the Bond Purchase Trust Agreement by giving at least sixty days' notice to the Authority, the Company, the Trustee and the Remarketing Agent. The Registrar and Paying Agent may be removed at any time upon and pursuant to the request of the Company by an instrument, signed by the Authority and filed with the Trustee and the Registrar and Paying Agent and the Company, provided that such removal shall not take effect until the appointment of a successor Registrar and Paying Agent. The Authority at the request of the Company shall appoint a successor Registrar and Paying Agent effective as of the effectiveness of any such resignation or removal. Each successor Registrar and Paying Agent shall be a qualified institution selected by the Company and, so long as a Support Facility is in effect, the issuer of a Support Facility, and approved and appointed by the Authority.

            In the event of the resignation or removal of the Registrar and Paying Agent, the Registrar and Paying Agent shall pay over and deliver any monies and Bonds held by it in such capacity to its successor or, if there is no successor, to the Trustee. In the event that there is no successor to the Registrar and Paying Agent on the effective date of its resignation, the entity acting as Trustee shall perform the functions of the Registrar and Paying Agent; provided that monies held by the Trustee pursuant to this paragraph shall not be deemed to be held by the Trustee in its capacity as Trustee.

            SECTION 11.21. Appointment of Auction Agent; Qualifications of Auction Agent, Resignation; Removal. (1) On or before the effective date of a Change in the Interest Rate Mode to an Auction Rate, an Authorized Officer of the Authority upon the written direction of an Authorized Company Representative shall appoint an Auction Agent for the Bonds. The Auction Agent shall evidence its acceptance of such appointment by entering into an Auction Agency Agreement with the Company. The Auction Agent shall be (a) a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, in The City of New York and having a combined capital stock, surplus and undivided profits of at least $25,000,000 or (b) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $25,000,000 and, in either case, authorized by law to perform all the duties imposed upon it under the Auction Agency Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 90 days' notice to the Trustee, the Company, the Authority, and in the case the Auction Agent is also serving as Trustee, to the Remarketing Agent. During the Auction Rate Period, the Auction Agent may be removed at any time by the Authority acting at the request of the Company by an instrument signed by the Authority and filed with the Company, the Auction Agent, the Remarketing Agent and the Registrar and Paying Agent upon at least 90 days' notice; provided that if required by the Remarketing Agent, an agreement in substantially the form of the Auction Agency Agreement shall be entered into with a successor Auction Agent.

            SECTION 11.22. Appointment of Broker-Dealers. Prior to any change in the Interest Rate Mode to an Auction Rate Period, the Company with the approval of the Authority shall appoint an initial Broker-Dealer and any additional initial Broker-Dealers. Thereafter, the Company may select, with the approval of the Authority and the initial lead Broker-Dealer or any successor, from time to time one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements.

            SECTION 11.23. Appointment of Additional Paying Agents; Each Paying Agent to Hold Money in Trust. The Authority may at the request of the Company appoint an additional Paying Agent or Paying Agents for the Bonds. Each such Paying Agent shall hold in trust subject to the provisions of the Indenture for the benefit of the Holders all sums held by such Paying Agent for the payment of the principal of, premium, if any, and interest on the Bonds. Any such Paying Agent may be any person or corporation authorized to perform such functions, including to the extent permitted by law, the Company.

            SECTION 11.24. Appointment and Duties of Indexing Agents. Standard & Poor's J.J. Kenny is hereby appointed as Indexing Agent for the Bonds for the purpose of calculating each rate index defined in Section 1.01. The Authority may, with the approval of the Company, appoint additional or successor Indexing Agents, subject to the conditions set forth in this Section. There may be separate Indexing Agents for the purpose of calculating each rate index defined in Section 1.01. The Indexing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Authority, the Trustee, the Company and the Remarketing Agent under which the Indexing Agent will agree, particularly:

            (a) to compute the Daily Rate Index, the Commercial Paper Rate Index, the Weekly Rate Index, the Monthly Rate Index, the Semi-annual Rate Index, the Term Rate Index or the Fixed Rate Index, as the case may be, pursuant to and in accordance with Section 3.01, and to give notice to the Trustee, the Registrar and Paying Agent, the Remarketing Agent and the Company of such rate index on the date of the computation thereof in accordance with Section 3.01; and

            (b) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Authority, the Trustee, the Registrar and Paying Agent, the Remarketing Agent and the Company at all reasonable times.

            The Indexing Agent will perform the duties provided for in Section
3.01. Whenever the Indexing Agent makes a computation under that Section, it will promptly notify the Trustee, the Registrar and Paying Agent, the Authority, the Remarketing Agent (and during any Auction Rate Period, the Auction Agent), and the Company of the results and date of computation. The Indexing Agent will keep adequate records pertaining to the performance of its duties and allow the Trustee, Registrar and Paying Agent, the Authority, the Remarketing Agent and the Company (and, if appropriate, the Auction Agent) to inspect the records at reasonable times.

            SECTION 11.25. Qualifications of Indexing Agents. Each Indexing Agent shall be a commercial bank, a member of the National Association of Securities Dealers, Inc. or a nationally recognized municipal securities evaluation service authorized by law to perform all the duties imposed upon it by the Indenture. Any Indexing Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least sixty
(60) days' notice to the Authority, the Company, the Remarketing Agent and the Trustee. The Indexing Agent may be removed at any time, at the written direction of the Company, by an instrument, signed by the Authority, filed with the Company, the Indexing Agent, the Remarketing Agent, the Trustee, the Registrar and Paying Agent and the issuer of a Support Facility, if any.

                                   ARTICLE XII

                        EVENTS OF DEFAULT; REMEDIES UPON
                               OCCURRENCE THEREOF

            SECTION 12.01. Events of Default. Each of the following is hereby defined as and declared to be and shall constitute an "Event of Default":

            (a) Payment of the principal of and premium, if any, on any Bond (whether by maturity, proceedings for redemption, purchase in accordance with Article V hereof or the Remarketing Agreement, or otherwise) shall not be made when the same shall become due and payable; or

            (b) Payment of any installment of interest on any Bond shall not be made when the same shall become due and payable and such nonpayment shall continue for one (1) Business Day; or

            (c) The Trustee shall receive written notice from the issuer of the Support Facility of the occurrence of a Terminating Event under the Support Facility, if applicable, or the agreement providing for the issuance thereof; or

            (d) Receipt by the Trustee of written notice from the financial institution providing any Credit Facility following a draw on or borrowing or payment under such Credit Facility for the payment of interest on the Bonds that the Credit Facility has not been reinstated in the amount so drawn, borrowed or paid; or

            (e) The Authority shall fail in the due and punctual performance of any of the covenants, conditions, agreements, provisions or obligations, other than as set forth in (a) and (b) above, contained in the Bonds or in this Indenture or in any Supplemental Indenture on the part of the Authority to be performed, and such failure shall continue for ninety (90) days after written notice specifying such failure and requiring the same to be remedied shall have been given to the Authority, the Company, the Governor, the Comptroller and the Attorney General of the State of New York, by the Trustee or to the Trustee, the Authority and the Company by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding as provided for in Section 12.08; provided that if any such failure shall be such that it cannot be cured or corrected within such ninety (90) day period, it shall not constitute an Event of Default hereunder if curative or corrective action is instituted within such period and diligently pursued until the failure of performance is cured or corrected; or

            (f) The occurrence of an event of default as defined in Section 7.01 of the Participation Agreement.

            SECTION 12.02. Notice to Holders and Others Upon Occurrence of an Event of Default or a Failure to Deposit. 1. The Trustee shall give notice to the Bondholders of all Events of Default within sixty (60) days after the Trustee has been notified thereof or is deemedto have notice thereof as provided in Section 11.08, unless the Event of Default shall have been cured before the giving of such notice or unless the Trustee shall deem it in the best interest of the Holders to defer or withhold notice under


                                    XII-1
this Section; provided, however, that if a notice of an Event of Default is given to any Bondholder, the Trustee shall concurrently therewith cause a copy to be provided to all beneficial owners.

            2. So long as ownership of the Auction Rate Bonds is maintained in book-entry form by the Securities Depository, upon the occurrence of an Event of Default, the Trustee shall immediately send a notice thereof in substantially the form required by the Auction Agency Agreement to the Auction Agent and to the registered Holders of each series of Bonds by telecopy or similar means.

            3. So long as the ownership of the Auction Rate Bonds is maintained in book- entry form by the Securities Depository, the Trustee shall immediately send a notice in substantially the form required by the Auction Agency Agreement to the Auction Agent and to the registered Holders of each series of Bonds by telecopy or similar means if an Event of Default has been cured or waived in accordance with this Article XII.

            4. Upon the occurrence of a Failure to Deposit, or in the event such failure to deposit is cured, the Trustee shall give the Auction Agent the notices referred to in Section 9.02(a)(i) or (b)(i) hereof, as the case may be.

            SECTION 12.03. Declaration of Principal and Interest As Due. Notwithstanding the pendency of a mandatory tender under Section 5.09, upon the occurrence of an Event of Default specified in clause (c) or (d) of Section
12.01 of which the Trustee has been notified by the issuer of the Support Facility or the Credit Facility, as the case may be, then the Trustee shall upon the written request or direction of such issuer of the Support Facility or the Credit Facility, as the case may be, declare the principal of and accrued interest on all the Bonds then Outstanding (if not then due and payable) to be due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable and interest shall immediately cease to accrue on such Bonds, anything contained in the Bonds or in this Indenture to the contrary notwithstanding. Upon the occurrence and continuation of any Event of Default, except for an Event of Default specified in clause (c) or (d) of
Section 12.01, of which the Trustee has been notified or is deemed to have notice as provided in Section 11.08, then and in every case the Trustee by a notice in writing to the Authority, the Company and (to addresses then specified by the Authority) the Governor, the Comptroller and the Attorney General of the State of New York may with the written consent of the issuer of the Credit Facility, if any, and upon the written request or direction of the issuer of the Credit Facility, if any, or, if a Credit Facility is not in effect or the issuer of the Credit Facility is in default under the Credit Facility, upon the written request or direction of the Holders of not less then twenty-five percent (25%) in principal amount of the Bonds then Outstanding (determined in accordance with the provisions of Section 13.03) shall, declare the principal of and accrued interest on all the Bonds then Outstanding (if not then due and payable) to be due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable, anything contained in the Bonds or in this Indenture to the contrary notwithstanding. If, however, at any time after the principal of the Bonds shall have been so declared to be due and payable, and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such Event of Default, or before the completion of the enforcement of any other remedy under this Indenture, monies shall have accumulated in the Bond Fund sufficient to pay the principal of and any premium (or redemption price) on all Bonds (or portions of the principal amount thereof) then or theretofore required to be redeemed pursuant to any


                                     XII-2
provisions of this Indenture (excluding principal not then due except by reason of the aforesaid declaration) and all arrears of interest and interest then due, if any, upon Bonds then Outstanding and if the fees, compensation, expenses, disbursements, advances and liabilities of the Trustee and all other amounts then payable by the Company under the Participation Agreement and the Note shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee, and every other Event of Default known to the Trustee in the observance or performance of any covenant, condition or agreement contained in the Bonds or in this Indenture (other than default in the payment of the principal of such Bonds then due only because of a declaration under this Section) shall have been remedied to the satisfaction of the Trustee or the Company shall be taking, or shall be causing to be taken, appropriate action in good faith to effect its cure, and all Events of Default have been rescinded and annulled by the Trustee (or in the case of an Event of Default specified in clause (c) or (d) of Section 12.01, by the issuer of the Credit Facility), and to the extent a Credit Facility is in effect, the issuer of such Credit Facility has delivered to the Trustee a notice to the effect that any amounts drawn, borrowed or paid under such Credit Facility to pay accrued interest on the Bonds have been reinstated in the amount of such draw, borrowing or payment, then and in every such case the Trustee may with the written consent of the issuer of the Credit Facility, if any, and upon the written request or direction of the issuer of the Credit Facility, if any, or, if a Credit Facility is not in effect or the issuer of the Credit Facility is in default under the Credit Facility, upon the written request or direction of the Holders of not less than a majority in principal amount of the Bonds (determined in accordance with the provisions of Section 13.03) then Outstanding shall, by written notice to the Authority, rescind and annul such declaration and its consequences; provided, however, that notwithstanding any such rescission and annulment during an Auction Rate Period, the Bonds shall continue to bear interest at the Overdue Rate for the applicable period of time determined pursuant to Article III. No such rescission or annulment pursuant to the next preceding sentence shall extend to or affect any subsequent default or impair any right consequent thereto.

            SECTION 12.04. Action by Trustee Upon Occurrence of Event of Default. Upon the occurrence and continuation of an Event of Default the Trustee
(i) for and on behalf of the Holders of the Bonds, shall have the same rights hereunder which are possessed by any Holders of the Bonds; (ii) shall be authorized to proceed, in its own name and as trustee of an express trust; (iii) may pursue any available remedy by action at law or suit in equity to enforce the payment of the principal of and interest and premium, if any, on the Bonds;
(iv) may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of such Trustee and of the Bondholders allowed in any judicial proceedings relative to the Company, its creditors, its property or the Bonds; and (v) may, and upon the written request or direction of the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding (determined in accordance with the provisions of Section 13.03), with the prior written consent of the Credit Facility Issuer, shall proceed to protect and enforce all rights of the Holders and the Trustee under and as permitted by this Indenture and the laws of the State of New York, by such means or appropriate judicial proceedings as shall be suitable or deemed by it most effective in the premises, including the appointment of temporary trustees and any actions, suits or special proceedings at law or in equity or in bankruptcy or by proceedings in the office of any board or officer having jurisdiction, or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture, or in aid of execution of any power granted in this Indenture or to enforce any other legal or equitable right or remedy vested in the Holders of the Bonds or the Trustee by this Indenture or by such laws, or for the appointment of a receiver. All rights of action (including the right to file proofs


                                     XII-3
of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto. Any such suit or proceeding instituted by the Trustee shall be brought in its name and as trustee of an express trust without the necessity of joining as plaintiffs or defendants any Holders of the Bonds, and any recovery or judgment shall be for the equal benefit of the Holders of the Outstanding Bonds.

            In the enforcement of any remedy under this Indenture the Trustee shall be entitled to sue for, enforce payment of and receive any and all amounts, then or during any Event of Default becoming, and at any time remaining, due from the Company and unpaid under the Participation Agreement and the Note for principal, premium, interest or otherwise under any of the provisions of this Indenture or of the Bonds, with interest on overdue payments if such interest then is permitted by the laws of the State of New York, together with any and all costs and expenses of collection and of all proceedings hereunder and under such Bonds, without prejudice to any other right or remedy of the Trustee or of the Holders, and to recover and enforce judgment or decree against the Company which is in default of its respective obligations under the Participation Agreement and the Note, but solely as provided herein and in such Bonds, for any portion of such amounts remaining unpaid, with interest, costs and expenses, and to collect in any manner provided by law, the monies adjudged or decreed to be payable. Any such judgment shall be recovered by the Trustee, in its own name and as trustee of an express trust.

            SECTION 12.05. Powers of Trustee With Respect to Participation Agreement and Other Agreements. If the payments required to be paid to the Trustee under the Participation Agreement and the Note or other agreement pledged and assigned hereunder, as the case may be, are not paid when due or upon the happening and continuance of an Event of Default set forth in clause
(a) or (b) of Section 12.01, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of all payments due and unpaid under the Participation Agreement and the Note or other agreement, as the case may be, and required to be paid to the Trustee and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or the obligor under any other agreement, as the case may be, and collect in the manner provided by law out of the property of the Company or such obligor wherever situated, the monies adjudged or decreed to be payable.

            In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under the Participation Agreement or an obligor under any other agreement pledged and assigned hereunder, as the case may be, under the Federal Bankruptcy Act or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company under the Participation Agreement and the Note or an obligor under any other agreement pledged and assigned hereunder, as the case may be, the Trustee, regardless of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the power vested in it by this Indenture, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount owing and unpaid under the Participation Agreement and the Note by the Company or under such other agreement by such obligor, as the case may be, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and


                                     XII-4
liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders allowed in any such judicial proceedings relative to the Company or other obligor, as the case may be, or to the creditors or property of the Company or other obligor, as the case may be, and to collect and receive any monies or other property payable or deliverable on such claims, and to distribute in accordance with the provisions hereof all amounts received with respect to the claims of the Holders and of the Trustee on their behalf, and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Trustee.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holders any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holders in any such proceeding.

            The provisions of this Section shall not be construed as in any way limiting the powers of the Trustee, with respect to defaults by the Authority or by the Company under the Participation Agreement and the Note, or an obligor under any other agreement pledged and assigned hereunder, as the case may be, whether such powers be expressly or implicitly granted to the Trustee elsewhere in this Indenture or in the Participation Agreement or the Note or other agreement, as the case may be, or as a denial that the Trustee has any such other powers, but the powers granted to the Trustee by this Section shall be supplemental, additional and cumulative to all other powers possessed by the Trustee with respect to defaults under this Indenture or under the Participation Agreement, the Note or other agreement pledged and assigned hereunder, as the case may be.

            SECTION 12.06. Disposition of Monies in Event of Insufficiencies in Funds and Accounts. All monies (other than proceeds of any Support Facility) received by the Trustee pursuant to any right given or action taken under the provisions of this Article, after payment of the costs and expenses of the proceedings resulting in the collection of such monies and of the expenses, fees and advances incurred or made by the Trustee hereunder, shall be deposited in the Bond Fund. If at any time the monies in the Bond Fund shall not be sufficient to pay the interest or principal or premium, if any (or the redemption price), of the Bonds as the same become due and payable (whether at maturity or upon proceedings for the redemption thereof or by acceleration or otherwise), the monies in such fund, together with any other monies then available or thereafter becoming available for such purpose, whether through the exercise of the remedies provided for in this Article XII or otherwise, shall be applied as follows:

            (a) Unless the principal of all the Bonds shall have become due and payable or shall have been declared due and payable pursuant to the provisions of Section 12.03, all such monies shall be applied:

            First: to the payment to the persons entitled thereto of all installments of interest then due, in the order of the maturity of the installments of such interest, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference; and


                                     XII-5

            Second: to the payment of the premium, if any, on and the principal of the Bonds, to the purchase and retirement of Bonds and to the redemption of Bonds, all in accordance with the provisions of this Indenture.

            (b) If the principal of all the Bonds shall have become due and payable or shall have been declared due and payable pursuant to the provisions of Section 12.03, all such monies shall be applied to the payment of the principal and interest then due and unpaid, with interest on such principal as aforesaid, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest specified in the Bonds.

            (c) If the principal of all the Bonds shall have been declared due and payable pursuant to the provisions of Section 12.03, and if such declaration shall thereafter have been rescinded and annulled pursuant to the provisions of such Section 12.03, then, subject to the provisions of subparagraph (b) above of this paragraph in the event that the principal of all the Bonds shall later become due and payable or be declared due and payable pursuant to the provisions of Section 12.03, the monies then held in the Bond Fund shall be applied to the payment of the principal of and premium (or redemption price) on all matured Bonds and all Bonds (or portions of the principal amount thereof) then or theretofore required to be redeemed pursuant to any provisions of this Indenture (excluding principal not then due except by reason of such declaration) and all arrears of interest and interest then due, if any, upon all Bonds then Outstanding, and any monies thereafter deposited in the Bond Fund shall be applied in accordance with the provisions of Article IX.

            Whenever monies are to be applied by the Trustee pursuant to the provisions of subparagraphs (a) and (b) of this Section, (i) such monies shall be applied by the Trustee at such times, and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such monies available for application and the likelihood of additional monies becoming available for such application in the future; (ii) the deposit of such monies, in trust for the proper purpose, shall constitute proper application by the Trustee; and (iii) the Trustee shall incur no liability whatsoever to the Authority, to any Holder or to any other person for any delay in applying any such monies, so long as the Trustee acts with reasonable diligence, having due regard to the circumstances, and ultimately applies the same in accordance with such provisions of this Indenture as may be applicable at the time of application by the Trustee. Whenever the Trustee shall exercise such discretion in applying such monies, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date, and shall not be required to make payment to the Holder of any unpaid Bond until such Bond shall be surrendered to the Trustee for appropriate endorsement, or for cancellation if fully paid.

            SECTION 12.07. Effect of Delay or Omission; Waiver of Default; Direction of Remedial Proceedings by the Holders. No delay or omission of the Trustee or of any Holder of the Bonds to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein.


                                     XII-6

            Anything in this Indenture to the contrary notwithstanding, the Holders of not less than a majority in principal amount of the Bonds at the time Outstanding (determined in accordance with the provisions of Section 13.03) with the prior written consent of the Credit Facility Issuer shall be authorized and empowered and have the right, by an instrument or concurrent instruments in writing delivered to the Trustee on behalf of the Holders of the Bonds then Outstanding to consent to the waiver of any Event of Default or its consequences, and the Trustee shall waive any Event of Default and its consequences upon the written request of the Holders of such majority; provided, however, that there shall not be waived (i) any default in payment of principal or premium when due or (ii) any default in payment when due of interest unless, in either case, prior to such waiver all arrears in principal, premium, if any, and interest, with additional interest, to the extent permitted by law, at the rate then borne by the Bonds (which, in the case of Auction Rate Bonds shall be the Overdue Rate), and all fees and expenses of the Trustee shall have been paid or provided for; provided, however, that notwithstanding any such waiver, any Auction Rate Bonds shall continue to bear interest at the Overdue Rate until such Event of Default is cured. No such waiver shall extend to or affect any other existing or subsequent default or Event of Default or impair any rights or remedies consequent thereon.

            Anything in this Indenture to the contrary notwithstanding, the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds at the time Outstanding (determined in accordance with the provisions of Section 13.03) with the prior written consent of the Credit Facility Issuer shall be authorized and empowered and have the right, by an instrument or concurrent instruments in writing delivered to the Trustee to direct the time and method of conducting any proceeding for any remedy to be taken by the Trustee or available to the Trustee or available to the Holders of the Bonds, or exercising any trust or power conferred upon the Trustee hereunder provided: (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein, and (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 12.08. Suits or Actions by Holders; Any Holder May Enforce Overdue Payment of His or Her Bond or Interest Thereon. No Holder of any of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the execution of any trust hereunder or for any other remedy hereunder unless there shall have occurred an Event of Default of which the Trustee has been notified or is deemed to have notice as provided in Section 11.08, and such Holder previously shall have given to the Trustee written notice of the Event of Default on account of which such suit, action or proceeding is to be instituted, and unless also the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall have made written request of the Trustee after the right to exercise such powers or right of action, as the case may be, shall have accrued, and shall have afforded the Trustee a period of 60 days either to proceed to exercise the powers hereinabove granted or to institute such action, suit or proceeding in its or their name, the Trustee shall have been indemnified by Holders against the costs, expenses and liabilities to be incurred in compliance with such request, and shall not have received an inconsistent direction from the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds and the Trustee shall have refused or neglected to comply with such request within a reasonable time. It is understood and intended that no one or more Holders of the Bonds hereby secured shall have any right in any manner whatever by the action of such Holder or Holders to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder except in the manner


                                     XII-7
herein provided; that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of all Holders of such Outstanding Bonds; and that any individual rights of action or other right given to one or more of such Holders by law are restricted by this Indenture to the rights and remedies herein provided. Notwithstanding the foregoing and subject to Section 11.02, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Bond to receive payment of the principal of, premium, if any, and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder, except that no Holder of any such Bond shall have the right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the lien of this Indenture.

            SECTION 12.09. Remedies Not Exclusive. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or the Holders of the Bonds is intended to be exclusive of any other remedy so conferred or reserved or to be exclusive of other remedies now or hereafter existing at law or in equity or by statute, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder to the Trustee or to the Holders of the Bonds or now or hereafter existing at law or in equity or by statute. Every such right, power and remedy given hereunder or by law or in equity or by statute may be exercised from time to time and as often as may be deemed expedient.

            SECTION 12.10. Effect of Abandonment of Proceedings on Default. In case any proceeding taken by the Trustee or the Holders of the Bonds on account of any Event of Default shall have been discontinued or abandoned for any reason, then and in every such case the Authority, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceeding had been taken.

            SECTION 12.11. Interest on Overdue Amounts. To the extent permitted by law all amounts which are due and payable but which have not been so paid under this Indenture shall bear interest at the then current rate of interest on the Bonds until paid; provided, however, that during any Auction Rate Period all amounts which are due and owing but unpaid hereunder shall bear interest at the Overdue Rate until paid.


                                     XII-8

                                  ARTICLE XIII

                  EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                     OWNERSHIP OF BONDS; EXCLUSION OF BONDS
                     OWNED BY THE AUTHORITY OR THE COMPANY

            SECTION 13.01. Execution of Requests, Directions and Consents and Other Instruments and Proof of Same; Ownership of Bonds and Proof of Same. Any request, direction, consent or other instrument required by this Indenture to be signed or executed by Holders of Bonds may be signed or executed by such Holders in person or by agent or agents duly appointed in writing, and may be in any number of concurrent writings of substantially similar tenor. Proof of the execution of any such request, direction, consent or other instrument or of a writing appointing any such agent, and of the holding or ownership of Bonds, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee hereunder with regard to any action taken by it under such request, direction, consent or other instrument or of a writing appointing any such agent, if made in the following manner:

            (a) the fact and date of the execution by any person of any such request, direction, consent or other instrument in writing may be proved in any reasonable manner which the Trustee deems sufficient;

            (b) the ownership of Bonds shall be proved by the books of registry kept under the provisions of this Indenture.

            Any request, direction, consent or vote of the Holder of any Bond shall bind and be conclusive upon the Holder of such Bond giving such request, direction or consent or casting such vote and upon every future Holder of the same Bond in respect of anything done or suffered to be done by the Trustee or otherwise, or by the Holders of other Bonds, in pursuance of such request, direction, consent or vote, and whether or not such future Holder has knowledge of or information as to such request, direction, consent or vote; provided that any request, direction, consent or vote of the Holder of a Bond required by any of the provisions hereof may be revoked by the Holder giving such request, direction, consent or vote or by a subsequent Holder if such revocation in writing is filed with the Trustee, prior to the time when the request, direction, consent or vote of the percentage of the Holders of the Bonds required by such provision shall have been given and action taken by the Trustee or otherwise, or by the Holders of other Bonds, under authority of such request, direction, consent or vote.

            The payment of or on account of principal to or upon the order of the person in whose name the Bonds shall at the time be registered on said books of registry and the payment of interest to or upon the order of any person in whose name the Bonds shall at the time be registered on said books of registry, shall be valid and effectual fully to satisfy and discharge all liability hereunder or upon the Bonds to the extent of the sum or sums so paid.

            The Authority at the request of the Company may establish a record date for the taking of any action by the Holders.


                                     XIII-1

            SECTION 13.02. Meetings of Holders. The Trustee or the Holders of not less than twenty percent (20%) in principal amount of the Bonds then Outstanding may at any time call a meeting of the Holders of the Bonds for the purpose of the consenting to, the approving, the requesting, or the directing by the Holders of the Bonds of any action required to be consented to or approved by them hereunder or which they may request or direct hereunder to be taken, or for the making by the Holders of any appointments they may make hereunder, or for the purpose of taking any other action which the Holders may take hereunder, or for any other purpose concerning the payment and security of the Bonds hereunder. Every such meeting shall be held at such place in The City of New York, State of New York, as may be specified in the notice calling such meeting. Written notice of such meeting, stating the place and time of the meeting and in general terms the business to be submitted, shall be mailed to the Holders whose names and addresses then appear upon the books of registry by the Registrar and Paying Agent or the Holders calling such meeting, not less than 20 days nor more than 60 days before such meeting. Any meeting of Holders shall, however, be valid without notice if the Holders of all Bonds then Outstanding are present in person or by proxy or if notice is waived before or within 30 days after the meeting by those not so present.

            Attendance and voting by Holders at meetings thereof may be in person or by proxy. Holders of Bonds may, by an instrument in writing under their hands, appoint any person or persons, with full power of substitution, as their proxy to attend and vote at any meeting for them.

            Persons named by the Trustee, or elected by the Holders of a majority in principal amount of the Bonds represented at the meeting in person or by proxy in the event the Trustee is not represented at such meeting, shall act as temporary chairman and temporary secretary of any meeting of Holders. A permanent chairman and a permanent secretary of such meeting shall be elected by the Holders of a majority in principal amount of the Bonds represented at such meeting in person or by proxy. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at such meeting, except votes on the election of chairman and secretary as aforesaid, and who shall make and file with the secretary of the meeting and the Trustee their verified report of all such votes cast at the meeting.

            The Holders of not less than the principal amount of the Bonds required by the provisions hereof to consent to, approve, request or direct any action to be taken at a meeting of Holders, or required by the provisions hereof to make any appointments to be made at such meeting, or required by the provisions hereof to take any other action to be taken at such meeting, must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of such business. Less than a quorum, however, shall have power to adjourn the meeting from time to time without notice of such adjournment other than the announcement thereof at the meeting; provided, however, that if such meeting is adjourned by less than a quorum for more than ten (10) days, notice of such adjournment shall be given by the Trustee at least five (5) days prior to the adjourned date of the meeting.

            Any Holder of a Bond shall be entitled in person or by proxy to attend and vote at such meeting as Holder of the Bond or Bonds registered in his or her name without producing such Bond or Bonds. Such persons and their proxies shall, if required, produce such proof of personal identity as shall be satisfactory to the Secretary of the meeting.


                                     XIII-2

            All proxies presented at such meeting shall be delivered to the Inspector of Votes and filed with the Secretary of the meeting. The right of a proxy for a Holder to attend the meeting and act and vote thereat may be proved (subject to the Trustee's right to require additional proof) by a written proxy executed by such Holder as aforesaid.

            The officers or nominees of the Trustee may be present or represented at such meeting and take part therein, but shall not be entitled to vote thereat, except for such officers or nominees who are Holders or proxies for Holders (including the Trustee).

            The vote at any such meeting of the Holder of any Bond, or his or her proxy, entitled to vote thereat shall be binding upon such Holder and upon every subsequent Holder of such Bond (whether or not such subsequent Holder has notice thereof).

            SECTION 13.03. Exclusion of Bonds Held by or for the Authority, the Company and of Bonds No Longer Deemed Outstanding Hereunder. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent, vote or waiver under this Indenture, any Bonds which are owned by or on behalf of or for the account of the Authority, the Company and, except for the purposes of Section 15.01, any Bonds which are deemed no longer Outstanding hereunder shall be disregarded and not included for the purpose of any such determination, and such Bonds shall not be entitled to vote upon, consent to or concur in any action provided in this Indenture, except that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, direction, consent, vote or waiver only Bonds which the Trustee knows are owned as aforesaid shall be disregarded. The Trustee may require each Holder of a Bond or Bonds, before such Holder's demand, request, direction, consent, vote or waiver shall be deemed effective, to reveal if the Bonds as to which such demand, request, direction, consent, vote or waiver is made, granted, cast or given are disqualified as provided in this Section.


                                     XIII-3

                                  ARTICLE XIV

                   AMENDING AND SUPPLEMENTING THE INDENTURE,
            THE PARTICIPATION AGREEMENT, THE REMARKETING AGREEMENT,
              AUCTION AGENCY AGREEMENT, BROKER-DEALER AGREEMENTS,
                         BOND PURCHASE TRUST AGREEMENT

            SECTION 14.01. Amending and Supplementing Indenture Without Consent of Holders. The Authority and the Trustee, from time to time and at any time and without the consent or concurrence of any Holder, may enter into a Supplemental Indenture, (i) to make any changes, modifications, amendments or deletions to this Indenture that may be required to permit the Indenture to be qualified under the Trust Indenture Act of 1939 of the United States of America or (ii) for any one or more of the following purposes:

            (a) (x) to make any changes or corrections in this Indenture or any Supplemental Indenture as to which the Authority shall have been advised by counsel that the same are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provision or omission or mistake or manifest error contained in this Indenture or Supplemental Indenture, or (y) to insert in this Indenture such provisions clarifying matters or questions arising under this Indenture as are necessary or desirable if such provisions shall not materially and adversely affect the rights of the Holders;

            (b) to add additional covenants and agreements of the Authority for the purpose of further securing the payment of the Bonds;

            (c) to surrender any right, power or privilege reserved to or conferred upon the Authority by the terms of this Indenture;

            (d) to confirm as further assurance any lien, pledge or charge, or the subjection to any lien, pledge or charge, created or to be created by the provisions of this Indenture or any Supplemental Indenture;

            (e) to grant to or confer upon the Holders any additional rights, remedies, powers, authority or security that lawfully may be granted to or conferred upon them, or to grant to or to confer upon the Trustee for the benefit of the Holders any additional rights, duties, remedies, power or authority;

            (f) to provide for the issuance of Bonds in book entry or coupon form, if at the time permitted by applicable law;

            (g) to provide for the substitution of rating agencies;

            (h) to provide for any new administrative or procedural provisions made necessary or desirable by the issuance of a Support Facility or an Alternate Support Facility, other credit,


                                     XIV-1
      liquidity or support facility, including, but not limited to, any amendment necessary to obtain a rating on the Bonds based upon such facility; and

            (i) to modify, amend or supplement the Indenture in such manner as to permit the qualification of the Bonds for deposit with a Securities Depository, and, in connection therewith, if they so determine, to add to the Indenture, such other terms, conditions and provisions as may be required to permit such qualification.

            No Supplemental Indenture shall be entered into unless in the opinion of Bond Counsel which shall be delivered to the Trustee (which opinion may be combined with the opinion required by Section 14.04) the execution of such Supplemental Indenture is permitted by the foregoing provisions of this Section and the provisions of such Supplemental Indenture do not materially and adversely affect the rights of the Holders of the Bonds and the Trustee may rely on any such opinion.

            SECTION 14.02. Amending and Supplementing Indenture with Consent of Holders. With the consent of the Holders of a majority in principal amount of the Bonds then Outstanding, the Authority and the Trustee from time to time and at any time may enter into a Supplemental Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying or amending the rights and obligations of the Authority hereunder, or modifying or amending in any manner the rights of the Holders; provided that, without the specific consent of the Holders of all Bonds Outstanding which would be affected thereby no Supplemental Indenture amending or supplementing the provisions hereof shall: (a) change the fixed maturity date for the payment of the principal of any Bond, or the dates for the payment of interest thereon or the terms of the purchase or redemption thereof, or reduce the principal amount of any Bond or the rate of interest thereon or the method of calculating the same except as otherwise provided in this Indenture; or (b) reduce the aforesaid percentage of Bonds, the Holders of which are required to consent to any Supplemental Indenture amending or supplementing the provisions of this Indenture; or (c) give to any Bond any preference over any other Bond secured hereby; or (d) authorize the creation of any pledge of payments under the Participation Agreement or Note Payments prior or superior to the pledge of a lien and charge thereon assigned herein for the payment of the Bonds; or (e) effect any change in the purchase or redemption provisions relating to the Bonds; or (f) deprive any Holders in any material respect of the security afforded by this Indenture. A modification or amendment of the provisions of Article IX hereof with respect to the Bond Fund or any other Funds or Accounts established thereby shall not be deemed a change in the terms of payment; provided that no such modification or amendment shall, except upon the consent of the Holders of all Bonds Outstanding affected thereby, reduce the amount or amounts required to be deposited in the Bond Fund. Nothing in this paragraph contained, however, shall be construed as making necessary the approval of the Holders of the execution of any Supplemental Indenture authorized by the provisions of Section 14.01.

            The proof of the giving of any consent by any Holder required by this Section and of the holding of the Bonds for the purpose of giving consents shall be made in accordance with the provisions of Article XIII. It shall not be necessary that the consent of the Holders approve the particular form of wording of the proposed supplemental amendment or supplement, but it shall be sufficient if such consent approves the substance of the proposed amendment or supplement. After the Holders of the required


                                     XIV-2
percentage of Bonds shall have filed their consents to the amending or supplementing hereof pursuant to this Section, the Authority shall mail a copy of notice of such consent, postage prepaid, to each Holder at his or her address as it appears upon the books of registry and to the Trustee. Nothing in this paragraph contained, however, shall be construed as requiring the giving of notice of any amending or supplementing of this Indenture authorized by this Section. A record of the consents shall be filed with the Trustee, and shall be proof of the matters therein stated until the contrary is proved. No action or proceeding to set aside or invalidate such Supplemental Indenture or any of the proceedings for its adoption shall be instituted or maintained unless such action or proceeding is commenced within sixty (60) days after the mailing of the notice required by this paragraph.

            Notwithstanding anything in this Indenture to the contrary, the consent of the Holders of the required amount of Bonds shall be deemed given with respect to a Supplemental Indenture if:

            (a) (i) the Supplemental Indenture takes effect on a date on which all of the Bonds that are affected by such Supplemental Indenture are subject to mandatory tender for purchase in accordance with this Indenture, (ii) any modification or amendment effected thereby is consented to in writing by the Remarketing Agent for such Bonds on or prior to such effective date and is disclosed in the official statement or other disclosure document pursuant to which such Bonds are remarketed and
      (iii) the Bonds so tendered are purchased;

            (b) (i) not less than 30 days before the effective date of the Supplemental Indenture, the Trustee sends a notice of the proposed modification or amendment to the Holders of the Bonds that are affected by such Supplemental Indenture and the Holders of such Bonds have the right to tender their Bonds for purchase pursuant to Section 5.03 hereof before such effective date, (ii) the Remarketing Agent for such Bonds consents in writing to the proposed modification or amendment on or prior to such effective date and (iii) the Bonds so tendered are purchased; or

            (c) (i) not less than 30 days before the effective date of the Supplemental Indenture, the Trustee sends a notice of the proposed modification or amendment to the Holders of the Auction Rate Bonds that are affected by such Supplemental Indenture and the Auction Rate determined for such Auction Rate Bonds at the Auction immediately preceding such effective date is a Winning Bid Rate, and (ii) the Broker-Dealer(s) for such Auction Rate Bonds consent in writing to the proposed modification or amendment on or prior to such effective date; provided, however, that, notwithstanding anything to the contrary in this Indenture, any Auction Rate Bonds that are not the subject of a specific Hold Order or Bid shall be deemed to be subject to a Sell Order at the Auction immediately preceding such effective date.

            SECTION 14.03. Notation upon Bonds; New Bonds Issued upon Amendments. The Bonds delivered after the effective date of any action taken as provided in this Article, if any, may and shall if required by the Trustee bear a notation as to such action, by endorsement or otherwise and in form approved by the Authority. In that case, upon demand of any Holder at such effective date and upon presentation of Bonds at the principal office of the Trustee or other transfer agent or registrar hereunder for such Bonds, and at such additional offices, if any, as the Authority may select and designate for that purpose, a suitable notation shall be made on the Bonds.


                                     XIV-3

            SECTION 14.04. Effectiveness of Supplemental Indentures. Upon the execution pursuant to this Article by the Authority and the Trustee of any Supplemental Indenture amending or supplementing the provisions of this Indenture and the delivery to the Trustee of an opinion of Bond Counsel that such Supplemental Indenture is permitted by the provisions of this Article XIV and has been duly executed in accordance with the provisions hereof and applicable law and that the provisions thereof are valid (upon which opinion the Trustee, subject to the provisions of Section 11.04, shall be fully protected in relying), or upon such later date as may be specified in such Supplemental Indenture, (i) this Indenture and the Bonds shall be modified and amended in accordance with such Supplemental Indenture; (ii) the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Authority, the Trustee, and the Holders shall thereafter be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments; and (iii) all of the terms and conditions of any such Supplemental Indenture shall be a part of the terms and conditions of the Bonds and of this Indenture for any and all purposes.

            SECTION 14.05. Supplemental Indenture Affecting Support Facility Provider. No Supplemental Indenture which takes effect while any Support Facility is in effect may be entered into by the Authority and the Trustee or be consented to by the Holders without written consent of the issuer of each Support Facility Issuer.

            SECTION 14.06. Supplemental Participation Agreements Not Requiring the Consent of the Holders. The Authority and the Company may, with the written consent of the Trustee but without notice to or consent of any Holder, from time to time and at any time, agree to such supplemental agreements supplementing the Participation Agreement or amendments to the Participation Agreement as shall not be inconsistent with the terms and provisions of the Participation Agreement or this Indenture and, in the opinion of the Authority, shall not be detrimental to the interests of the Holders (which Supplemental Participation Agreements shall thereafter form a part of the Participation Agreement):

            (a) to cure any ambiguity or formal defect or omission in the Participation Agreement or in any supplemental agreement;

            (b) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Holders or the Trustee;

            (c) to provide for any new administrative, security or procedural provisions necessitated by the issuance of an Alternate Support Facility; or

            (d) to provide for or add any further changes or corrections that are necessary or desirable to comply with any Supplemental Indenture entered into pursuant to Section 14.01;

provided that no such Supplemental Participation Agreement which takes effect while a Support Facility is in effect shall be effective prior to the receipt by such parties of the written consent of each Support Facility Issuer.


                                     XIV-4

            SECTION 14.07. Notice and Consent for Supplemental Participation Agreements Requiring the Consent of the Holders. Except for Supplemental Participation Agreements or amendments provided for in Section 14.06, neither the Authority nor the Trustee shall agree or consent, as the case may be, to any Supplemental Participation Agreement or amendment to the Participation Agreement unless notice of the proposed execution of such Supplemental Participation Agreement or amendment shall have been given and the Holders shall have consented to and approved the execution thereof in the same manner and form as provided for in Section 14.02 in the case of Supplemental Indentures; provided that no such Supplemental Participation Agreement which materially and adversely affects any issuer of a Support Facility (so long as such Support Facility is in effect) shall be effective prior to the receipt by such parties of the written consent of the issuer of such Support Facility.

            Notwithstanding anything in this Indenture to the contrary, the consent of the Holders of the required amount of Bonds shall be deemed given with respect to any Supplemental Participation Agreement or amendment to the Participation Agreement if:

            (a) (i) the Supplemental Participation Agreement or amendment to the Participation Agreement takes effect on a date on which all of the Bonds that are affected by such Supplemental Participation Agreement or amendment to the Participation Agreement are subject to mandatory tender for purchase in accordance with this Indenture, (ii) any modification or amendment effected thereby is consented to in writing by the Remarketing Agent for such Bonds on or prior to such effective date and disclosed in the official statement or other disclosure document pursuant to which such Bonds are remarketed and (iii) the Bonds so tendered are purchased;

            (b) (i) not less than 30 days before the effective date of the Supplemental Participation Agreement or amendment to the Participation Agreement, the Trustee sends a notice of the proposed modification or amendment to the Holders of the Bonds that are affected by such modification or amendment and the Holders of such Bonds have the right to tender their Bonds for purchase pursuant to Section 5.03 hereof before such effective date, (ii) the Remarketing Agent for such Bonds consents in writing to the proposed modification or amendment on or prior to such effective date and (iii) the Bonds so tendered are purchased; or

            (c) (i) not less than 30 days before the effective date of the Supplemental Participation Agreement or amendment to the Participation Agreement, the Trustee sends a notice of the proposed modification or amendment to the Holders of the Auction Rate Bonds that are affected by such Supplemental Participation Agreement or amendment to the Participation Agreement and the Auction Rate determined for such Auction Rate Bonds at the Auction immediately preceding such effective date is a Winning Bid Rate, and (ii) the Broker-Dealer(s) for such Auction Rate Bonds consent in writing to the proposed modification or amendment on or prior to such effective date; provided, however, that, notwithstanding anything to the contrary in this Indenture, any Auction Rate Bonds that are not the subject of a specific Hold Order or Bid shall be deemed to be subject to a Sell Order at the Auction immediately preceding such effective date.

            SECTION 14.08. Effectiveness of Supplemental Participation Agreement. Upon the execution pursuant to this Article and of applicable law by the Authority and the Company of any


                                     XIV-5

Supplemental Participation Agreement amending or supplementing the provisions of the Participation Agreement and the delivery to the Trustee of an Opinion of Bond Counsel that such Supplemental Participation Agreement is in due form, has been duly executed in accordance with the provisions hereof and applicable law and that the provisions thereof are valid (upon which opinion the Trustee, subject to the provisions of Section 11.04, shall be fully protected in relying), or upon such later date as may be specified in such Supplemental Participation Agreement, (i) the Participation Agreement shall be modified and amended in accordance with such Supplemental Participation Agreement; (ii) the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Authority and the Company shall thereafter be determined, exercised and enforced thereunder subject in all respects to such modifications and amendments; and (iii) all of the terms and conditions of any such Supplemental Participation Agreement shall be a part of the terms and conditions thereof for any and all purposes.

            SECTION 14.09. Amending and Supplementing the Remarketing Agreement, Auction Agency Agreement, Broker-Dealer Agreements or Bond Purchase Trust Agreement. Amendments of or supplements to the Remarketing Agreement, the Auction Agency Agreement, any Broker-Dealer Agreement or the Bond Purchase Trust Agreement shall be made only in accordance with the terms thereof.


                                     XIV-6

                                   ARTICLE XV

                     DEFEASANCE; MONEYS HELD FOR PAYMENT OF
                                 DEFEASED BONDS

            SECTION 15.01. Discharge of Liens and Pledges; Bonds No Longer Deemed to be Outstanding Hereunder. Bonds purchased pursuant to Section 5.03, 5.04, 5.08 or 5.09 shall continue to be Outstanding hereunder until such Bonds shall be cancelled in accordance with Section 5.15 or paid at maturity or redeemed pursuant to Article V or otherwise defeased. The obligations of the Authority under this Indenture and the liens, pledges, charges, trusts, covenants and agreements of the Authority, herein made or provided for, shall be, subject to the terms of Section 15.02, fully discharged and satisfied as to the Bonds or portion thereof and the Bonds shall no longer be deemed to be Outstanding hereunder:

            (a) when the Bonds shall have been cancelled, or shall have been surrendered for cancellation and are subject to cancellation, or shall have been redeemed by the Trustee from monies held by it under this Indenture; or

            (b) if the Bonds have not been cancelled or so surrendered for cancellation or subject to cancellation, or so redeemed, when (1) payment of the principal of and premium, if any, on the Bonds, plus interest on such principal to the due date thereof (whether such due date be by reason of maturity or upon redemption or prepayment, or otherwise) and of any Purchase Price which is or may become due on such Bonds either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee in trust, and irrevocably appropriating and setting aside exclusively for such payments (A) monies sufficient to make such payment, or (B) Governmental Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient and timely monies to make such payments when due, or
(C) a combination of both such monies and Governmental Obligations, whichever the Authority deems to be in its best interest, (2) there shall have been delivered to the Trustee (x) a letter addressed to the Trustee from a nationally recognized firm of independent public accountants verifying the mathematical accuracy of the sufficiency of the deposit made pursuant to (1)(ii) above, (y) an opinion of Bond Counsel to the effect that upon the provision of payment on the Bonds as described in (1)(ii) above, the Bonds are no longer deemed to be Outstanding under the Indenture and (z) in the case of Bonds bearing interest at a Daily Rate, a Weekly Rate, an Auction Rate, a Monthly Rate and a Semi-annual Rate, written confirmation from S&P, if the Bonds are then rated by S&P, to the effect that the deposit made pursuant to (1)(ii) above will not, by itself, result in a reduction or withdrawal of its short-term or long-term rating of the Bonds below the rating category of S&P then in effect with respect to the Bonds, and (3) all necessary and proper fees, compensation and expenses of the Trustee pertaining to the Bonds or portion thereof with respect to which such deposit is made, shall have been paid or the payment thereof provided to the satisfaction of the Trustee.

            At such time as the Bonds shall be deemed to be no longer Outstanding hereunder, as aforesaid, such Bonds shall cease to accrue interest from the due date thereof (whether such due date occurs by reason of maturity, or upon redemption or prepayment or otherwise) and, except for the purposes of any such payment from such monies or Governmental Obligations and except, in the case of

Auction Rate Bonds, to the extent provided in the definition of Outstanding in
Article I shall no longer be secured by or entitled to the benefits of this Indenture.

            Any such monies so deposited with the Trustee as provided in this Section may at the written direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Governmental Obligations in the hands of the Trustee pursuant to this Section which is not required for the payment of the Bonds and interest thereon with respect to which such monies shall have been so deposited shall be paid to the Company or if any Bonds are then Outstanding, be deposited in the Bond Fund and credited to the Principal Account as and when realized and collected, for use and application as are other monies credited to such Account.

            Anything in Article XV to the contrary notwithstanding, if monies or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Section for the payment of the Bonds, the Bonds shall be deemed to have been paid in full. No amendment to the provisions of this Article shall be made without the consent of the Holders of the Bonds affected thereby.

            The Trustee shall promptly surrender any Support Facility (if appropriate for the type of instrument or instruments then serving as Support Facility) to the issuer of such Support Facility for cancellation or shall otherwise take appropriate action to terminate the Support Facility following any such defeasance.

            SECTION 15.02. Release of Indenture, Termination of Right, Title and Interest of Trustee. When the Bonds shall be deemed to be paid in accordance with the provisions of Section 15.01, then and in the case all right, title and interest of the Trustee under this Indenture shall thereupon cease, determine and become void, and the Trustee in such case shall release this Indenture, shall execute such documents to evidence such release as may be reasonably required by the Authority and furnish the Authority with the same, and shall turn over to the Company any surplus monies and balances remaining in any of the Funds and Accounts created in or held under this Indenture, other than monies and Governmental Obligations held by it pursuant to Section 15.01 or the provisions of Section 15.03 for the redemption, payment or prepayment of the Bonds; otherwise, this Indenture shall be, continue and remain in full force and effect.

            Notwithstanding the satisfaction and discharge of this Indenture, the rights of the Trustee and the Registrar and Paying Agent under Sections 11.02, 11.06 and 11.17 shall survive defeasance of the Bonds hereunder.

            SECTION 15.03. Bonds Not Presented for Payment When Due; Monies Held for the Bonds after Due Date of Bonds. Subject to the provisions of the next sentence of this paragraph, if the Bonds shall not be presented for payment when the principal thereof shall become due, whether at maturity or at the date fixed for the redemption thereof, or otherwise, and if monies or Governmental Obligations shall at such due date be held by the Trustee in trust for that purpose sufficient and available to pay the principal of and premium, if any, on the Bonds, together with all interest due on such principal to the due date thereof or to the date fixed for redemption thereof, all liability of the Authority and the Company for such payment shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold said monies or Governmental Obligations without liability to the Holders for interest thereon, in trust for the benefit of the Holders, which thereafter shall be restricted exclusively to said monies or Governmental Obligations for any claim of whatever nature on its part on or with respect to the Bonds, including for any claim for the payment thereof. Notwithstanding anything to the contrary in Section 9.04, any monies or Governmental Obligations held by the Trustee for the Holders after the principal of and premium, if any, and interest on the Bond or any portion thereof with respect to which such monies or Governmental Obligations have been so set aside has become due and payable (whether at maturity or upon redemption or prepayment or otherwise) shall be either held uninvested as cash or at the written direction of the Company invested and reinvested in Governmental Obligations which mature on the next Business Day. Any such monies or Governmental Obligations held by the Trustee for the Holders after the principal of and premium, if any, and interest on the Bonds or any portion thereof with respect to which such monies or Governmental Obligations have been so set aside has become due and payable (whether at maturity or upon redemption or prepayment or otherwise) shall be deemed abandoned property when such monies or Governmental Obligations shall have remained unpaid or undelivered to the Holder or Holders entitled thereto for three years from the date the principal of and premium, if any, and interest on the Bonds or any portion thereof has become due and payable and shall be subject to the laws of the State of New York relating to disposition of unclaimed property.

                                  ARTICLE XVI

                                 FORM OF BONDS
                   AND ENDORSEMENT AND ASSIGNMENT PROVISIONS

            SECTION 16.01. Form of Bonds and Endorsement and Assignment Provisions. The form of Bond, the form of the certificate of authentication thereof, the form of endorsement to appear thereon and the form of assignment thereof shall be substantially in the form set forth in Appendix A hereto.


                                     XVI-1

                                  ARTICLE XVII

                                 MISCELLANEOUS

            SECTION 17.01. Benefits of Indenture Limited to Authority, Company, Trustee, Registrar and Paying Agent and Auction Agent and Holders of the Bonds. With the exception of rights or benefits herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or should be construed to confer upon or give to any person other than the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Auction Agent and the Holders of the Bonds any legal or equitable right, remedy or claim under or by reason of or in respect to this Indenture or any covenant, condition, stipulation, promise, agreement or provision herein contained. Unless otherwise expressly set forth herein, this Indenture and all of the covenants, conditions, stipulations, promises, agreements and provisions hereof are intended to be and shall be for and inure to the sole and exclusive benefit of the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Auction Agent and the Holders of the Bonds as herein and therein provided.

            SECTION 17.02. Indenture a Contract; Indenture Binding Upon Successors or Assigns of the Authority. In consideration of the acceptance of the Bonds by any person who shall hold the same from time to time, each of the obligations, duties, limitations and restraints imposed by this Indenture upon the Authority or any employee thereof shall be deemed to be a covenant between the Authority and every Holder and this Indenture and every provision and covenant hereof shall be a contract by the Authority with the Holders of the Bonds issued hereunder to secure the full and final payment of the principal of, premium, if any, of and the interest on the Bonds executed and delivered hereunder. The provisions of the Act shall be a contract by the Authority with the Holders and the duties of the Authority and any employee thereof under the Act shall be enforceable by the Holders. This Indenture shall be enforceable by the Holders, by mandamus or other appropriate suit, action or proceeding in any court of competent jurisdiction. The covenants and agreements herein set forth to be performed by the Authority and any employee thereof, shall be for the benefit, security and protection of the Holders. All the terms, provisions, conditions, covenants, warranties and agreements contained in this Indenture shall be binding upon the assigns of the Authority, and shall inure to the benefit of the Trustee, its successors or substitutes in trust and assigns, and the Holders.

            SECTION 17.03. Notice to Holders of Bonds. Except as is otherwise provided in this Indenture, any provision for the mailing of a notice or other paper to the Holders shall be fully complied with if it is mailed postage prepaid, to the Holder of the Bonds at such Holder's address appearing upon the books of registry kept pursuant to Article VII.

            SECTION 17.04. Waiver of Notice. Whenever in this Indenture the giving of notice by mail, publication, or otherwise is required, the giving of such notice may be waived by the person entitled to receive such notice, and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            SECTION 17.05. Effect of Saturdays, Sundays and Non-Business Days. Except as otherwise specifically provided herein, whenever this Indenture requires any action to be taken on a


                                     XVII-1

Saturday, Sunday or other day which is not a Business Day, such action shall be taken on the first Business Day occurring thereafter. Except as otherwise specifically provided herein, whenever in this Indenture the time within which any action is required to be taken or within which any right will lapse or expire shall terminate on a Saturday, Sunday or other day which is not a Business Day, such time shall continue to run until midnight on the next succeeding Business Day.

            SECTION 17.06. Partial Invalidity. If any one or more of the covenants or agreements or portions thereof provided in this Indenture on the part of the Authority or the Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements or portions thereof provided in this Indenture and the invalidity thereof shall in no way affect the validity of the other provisions of this Indenture or of the Bonds, but the Holders shall retain all the rights and benefits accorded to them hereunder and under any applicable provisions of law.

            If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable or invalid in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable or invalid in any other case or circumstance, or of rendering any other provision or provisions herein contained inoperative or unenforceable or invalid to any extent whatsoever.

            SECTION 17.07. Law and Place of Enforcement of Indenture. This Indenture shall be construed and interpreted in accordance with the laws of the State of New York and all suits and actions arising out of this Indenture shall be instituted in a court of competent jurisdiction in the State of New York.

            SECTION 17.08. Requests, Approvals and Directions of Authority. Whenever in this Indenture a request, approval, direction or other action is required of the Authority, such request, approval, direction or other action shall be in the form of and evidenced by a certificate of an Authorized Officer of the Authority unless otherwise provided herein.

            SECTION 17.09. Notices, Demands; Requests. Except as otherwise set forth herein, all notices, demands, directions and requests to be given to or made hereunder by the Company, the Authority, the Trustee, the Remarketing Agent, the Auction Agent and the Registrar and Paying Agent shall be given or made in writing and shall be deemed to be properly given or made if sent by first class United States mail, postage prepaid, addressed as follows:

(a)   As to the Company               4 Irving Place
                                      New York, New York 10003
                                      Attention: Secretary

(b)   As to the Authority             Corporate Plaza West
                                      286 Washington Avenue Extension


                                     XVII-2

                                      Albany, New York 12203
                                      Attention: President

(c)   As to the Trustee               101 Barclay Street - 8W
                                      New York, New York 10286
                                      Attention: Corporate Trust Trustee
                                      Administration

(d)   As to the Auction Agent         at the address specified in the
                                      Auction Agency Agreement

(e)   As to the Remarketing Agents    at the address specified in the applicable
                                      Remarketing Agreement

(f)   As to the Registrar             101 Barclay Street - 8W
        and Paying Agent              New York, New York 10286
                                      Attention: Corporate Trust Trustee
                                      Administration

            Any such notice, demand, direction or request may also be transmitted to the appropriate above-mentioned party by telegram, telecopy, telex or similar means and shall be deemed to be properly given or made at the time of such transmission if, and only if, such transmission of notice shall be in writing and sent as specified above.

            Any notice, demand, direction or request given or transmitted to the Trustee or the Authority shall be effective only upon receipt.

            Any of such addresses may be changed at any time upon written notice of such change sent by first-class United States mail, postage prepaid, to the other parties by the party affecting the change.

            If the Bonds shall be rated by Moody's, the Trustee shall furnish to Moody's at 99 Church Street, New York, New York, Attention: Corporate Department Structured Finance Group or such other office as Moody's may designate to the Trustee, if the Bonds shall be rated by S&P, the Trustee shall furnish to S&P at 55 Water Street, New York, New York 10041, Attention: Letter of Credit Surveillance Group, and if the Bonds shall be rated by Fitch, the Trustee shall furnish to Fitch, Inc. at One State Street Plaza, New York, New York 10004,
Attention: Municipal Structured Finance Group (i) a copy of each amendment to the Indenture, Participation Agreement, Bond Purchase Trust Agreement, and each Support Facility of which it has knowledge, (ii) notice of the termination, extension or expiration of any Support Facility, (iii) notice of the payment of all the Bonds (iv) notice of a Change in the Interest Rate Mode, and (v) notice of any successor Trustee, Registrar and Paying Agent or Remarketing Agent; provided, however, that failure by the Trustee to so notify Moody's, S&P or Fitch shall not result in any liability on the part of the Trustee or affect the validity of such documents or actions.

            SECTION 17.10. Effect of Article and Section Headings and Table of Contents. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto or


                                     XVII-3
to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction, interpretation or effect of this Indenture.

            SECTION 17.11. Indenture May be Executed in Counterparts; Effectiveness of Indenture. This Indenture may be simultaneously executed in counterparts. Each such counterpart so executed shall be deemed to be an original, and all together shall constitute but one and the same instrument. This Indenture shall take effect immediately upon the execution and delivery hereof. Notwithstanding the actual date hereof, for convenience and purposes of reference this Indenture shall be dated as of June 1, 2001 and may be cited and referred to as the "Indenture dated as of June 1, 2001".

            SECTION 17.12. Liability of Authority Limited to Revenues. Notwithstanding anything in this Indenture or in the Bonds contained, the Authority shall not be required to advance any monies derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal or redemption price of or interest on the Bonds or for any other purpose of this Indenture. Pursuant to Section 5.08 of the Participation Agreement, the Company has agreed to indemnify and hold harmless the Authority and the Trustee from all liability arising hereunder.

            SECTION 17.13 Waiver of Personal Liability. No member, officer, agent or employee of the Authority shall be individually or personally liable for the payment of the principal of or premium, if any, or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

                   [Signature Page of this Indenture Follows]


                                     XVII-4

            IN WITNESS WHEREOF, the Authority has caused this Indenture to be executed by its President, Vice President or Treasurer and its corporate seal to be hereunto affixed and attested by its Acting Secretary, and the Trustee has caused this Indenture to be executed by its authorized officer, all as of the date first above written.

                                          NEW YORK STATE ENERGY RESEARCH
                                            AND DEVELOPMENT AUTHORITY


                                          By
                                            -------------------------------
                                                   President
(SEAL)

Attest:

---------------------------------------
          Acting Secretary

                                                   THE BANK OF NEW YORK
                                                      as Trustee,


                                                   By
                                                     ----------------------

                         [Signature Page of Indenture]


                                     XVII-6